Exhibit 10.15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

BETWEEN

TRANSFIRST HOLDINGS, INC.

5400 LBJ Freeway

Suite 900

Dallas, TX 75240

and

TSYS ACQUIRING SOLUTIONS, L.L.C.

8320 South Hardy Drive

Tempe, Arizona 85284

This Processing Services Agreement (this “Agreement”) supersedes and replaces any pre-existing agreement between the parties and shall incorporate the following attached documents:

•	Cover Page / Signature

•	Business Terms and Conditions

•	General Terms and Conditions

•	Definitions / Glossary

•	Schedule of Exhibits

•	Processing Services Exhibits as set forth in the Schedule of Exhibits

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers effective the first day of the month following execution by TSYS (“Effective Date”).

/s/ Stephen Cadden	/s/ Patty Bengtson
Signature	Signature

Stephen Cadden	Patty Bengtson
Print Name	Print Name

COO	CFO, Senior Director
Title	Title

4/17/12	4/17/12
Date	Date

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

BUSINESS TERMS AND CONDITIONS

1.0 AGREEMENT

1.1. Parties. The Parties to this Agreement are TRANSFIRST HOLDINGS, INC., a corporation organized under the laws of Delaware (hereinafter “COMPANY”), and TSYS ACQUIRING SOLUTIONS, L.L.C., a limited liability company organized under the laws of Delaware (hereinafter “TSYS”).

1.2. Agreement. COMPANY engages TSYS, and TSYS agrees to be so engaged, on the terms and conditions set forth in this Agreement to provide certain Services for Merchants as more fully described herein.

1.3. Definitions. Certain capitalized terms used in this Agreement shall have the meaning set forth in the Definitions/Glossary attached hereto. All references to “Article(s)”, “Section(s)”, and “Exhibit(s)” are, unless otherwise noted, referenced to the enumerated article(s), section(s) or exhibit(s) of this Agreement. Other terms used in this Agreement and defined in the context in which they are used shall have the meaning there indicated.

1.4. Exhibits. An “Exhibit” is a document so designated and attached to this Agreement. Each Exhibit will: (i) describe the tasks to be performed by the Parties in connection with the Services outlined in that Exhibit and (ii) include the Fees and Expenses to be charged by TSYS for the Services outlined in that Exhibit. As of the Effective Date, the Exhibits are those Exhibits set forth in the Schedule of Exhibits attached hereto. No Party is obligated to enter into any additional Exhibit for which it does not find the terms to be satisfactory.

1.5. Order of Preference. In the event of any conflict between the Business Terms and Conditions, the General Terms and Conditions, and any Exhibit or Attachment hereto, the applicable Exhibit or Attachment shall control.

2.0 TERM OF AGREEMENT

2.1. Term of Agreement. The initial term of this Agreement shall begin on the latter of either January 1, 2012 or the first day of the month following execution by TSYS and shall continue in full force and effect for a period of six (6) years (“Initial Term”) unless terminated earlier by either Party pursuant to the termination rights set forth in this Agreement.

2.2. Automatic Renewal. This Agreement shall be automatically renewed for successive one (1) year terms thereafter (each a “Renewal Term”) until and unless either Party provides the other Party with one hundred eighty (180) days prior written notice to the end of the Initial Term or the Renewal Term.

2.3. Renewal with Pricing Changes. In the fourth quarter of 2015, TSYS and COMPANY agree to review the current contract pricing. In the event the parties are able to agree upon amended pricing for all or a material portion of the Services provided, with such pricing changes taking effect in January 2016, then the Initial Term of this Agreement may be extended an additional two (2) years. Subsequent renewals with pricing changes may take place every two (2) years in accordance with this Section.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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The parties acknowledge that this Section is not an obligation to agree to any changes on the then existing contract pricing terms and conditions; furthermore, the parties agree to negotiate in good faith, any changes in pricing. If the parties do not agree to any changes in pricing, this Agreement will continue in full force and effect as stated in Sections 2.1 and 2.2 above.

3.0 TRANSACTION COMMITMENTS

3.1. Provider Status.

(a) Preferred POS Authorization and Capture Network. During the Term of this Agreement, TSYS’ will be the Preferred third party POS Authorization and Capture network for all COMPANY merchant business. For purposes of this Agreement, “Preferred third party POS Authorization and Capture network” shall mean that, subject to Sections 3.1(c) and 3.2 below, COMPANY will use commercially reasonable efforts to use TSYS unless TSYS’ POS Authorization and Capture Network does not provide the feature or functionality requested by a merchant.

(b) Clearing and Settlement. During the Term of this Agreement, TSYS will continue to be a provider of merchant accounting and clearing and settlement services to COMPANY.

(c) The provisions of (a) and (b) above exclude any In-House POS and Clearing and Settlement solutions utilized by COMPANY.

(d) Subject to Section 3.2, in the event COMPANY has any POS Authorization and Capture services provided by a third party provider other than TSYS, COMPANY commits to perform commercially reasonable efforts to convert such merchants during any merchant interaction regarding their terminal application. This requirement will exclude (i) any merchant that cannot be supported by the TSYS front-end platform or (ii) any pre-existing contractual commitment.

3.2. Boarding Commitments.

COMPANY will commit to board a minimum of [***] of all new COMPANY merchants that require POS Authorization and Capture to the TSYS front-end platform (“Boarding Commitments”). The monthly minimum Boarding Commitments shall exclude (i) any new COMPANY merchant boarded on the COMPANY In-House POS and Clearing and Settlement solutions; (ii) any merchant that cannot be supported on the TSYS front-end platform; or (iii) a merchant portfolio subject to a COMPANY assumed contractual obligation that does

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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not utilize TSYS for POS Authorization and Capture, and such merchant portfolio also has minimum boarding or transaction volume requirements. COMPANY shall provide monthly reporting to TSYS, as reasonably necessary, to show the total number of new COMPANY merchants boarded and detailing the different front-end platforms (i.e. TSYS, number of MIDS, other third party front-end vendors, MIDS, etc.), subject to any confidentiality obligations imposed on COMPANY. For purposes of this Section, a “new COMPANY merchant” means a merchant that has been boarded through the direct sales efforts of TransFirst or its agents, and specifically excludes any merchant that is part of a portfolio acquisition.

If COMPANY, through the acquisition of another company or assets, becomes party to a contract that would allow any one of the following three outcomes: (i) COMPANY would be obligated to meet a minimum boarding commitment; (ii) COMPANY would be allowed to access the same Services at lower pricing than offered by TSYS through this Agreement; or (iii) COMPANY would be provided with other compensation for business boarded on a new platform, COMPANY will give written notice to TSYS of such pricing, other compensation, or minimum commitments and TSYS will have thirty (30) days to match such pricing, other compensation, or buyout those minimums in writing. If TSYS cannot match such pricing, other compensation, and other terms in writing within such thirty (30) day period, COMPANY may at its discretion process new COMPANY merchants through the alternative provider, and the minimum requirement of this Section 3.2 shall only apply to the new merchant accounts boarded after deducting those merchant accounts processed through the alternative provider.

If TSYS fails to achieve any Critical Service Level as defined in Exhibit “0” attached hereto for a given month, then COMPANY’s minimum Boarding Commitment for that month will be suspended without penalty. When determining whether COMPANY’s failure to meet the minimum Boarding Commitments is the first, second or third failure as set forth below, any month in which a Critical Service Level is not met will not count as a month in which a failure occurred. TSYS shall bill COMPANY for any shortfall if COMPANY fails to meet the monthly minimum Boarding Commitments as follows (“Penalty Amounts”):

(i)	First Failure: The first month in which COMPANY fails to meet the monthly minimum Boarding Commitments will have [***], and TSYS will [***].

(ii)	Second Failure: If COMPANY fails to meet the monthly minimum Boarding Commitments for [***] consecutive months, TSYS will bill COMPANY a [***] penalty in the month the [***] failure occurs.

(iii)	Three or more consecutive failures: If COMPANY fails to meet the monthly minimum Boarding Commitments for [***] consecutive months, TSYS will bill COMPANY [***] penalty every month until COMPANY meets the monthly minimum Boarding Commitments.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.0 PORTFOLIO ACQUISITION PRICING

4.1. Acquisition of Merchant Portfolios by COMPANY.

4.1.1 Acquisition of Merchant Accounts. If COMPANY or any of its Affiliates acquires a portfolio of merchant accounts that are processing on TSYS such that COMPANY or any of its Affiliates becomes the successor party for that entity’s processing Services with TSYS (“Prior Contract”), both COMPANY and TSYS agree that it is the intent of this Agreement that the acquired portfolio will utilize the Services under the terms and conditions provided for under this Agreement. The acquired portfolio will be processed under this Agreement upon written notification by COMPANY to TSYS of the close of the acquisition.

5.0 RESELLING OF SERVICES

COMPANY shall not provide authorization services to existing TSYS clients or merchants without providing, directly or indirectly, any other services. Notwithstanding anything to the contrary herein, this Section 5.0 shall not in any way limit or restrict COMPANY’ s right to purchase any merchants or majority or otherwise controlling equity interests in another entity that has any rights in any merchants, and the provisions in this Section 5.0 shall not apply to such merchants or entities.

[END OF BUSINESS TERMS AND CONDITIONS]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

GENERAL TERMS AND CONDITIONS

6.0 TSYS’ SCOPE OF WORK

6.1. Provision of Services. For each Portfolio, TSYS will provide the following services and/or functions (the “Services”) for COMPANY:

(a) The merchant authorization, accounting, and clearing services identified in the Exhibits attached to this Agreement;

(b) The services, functions and responsibilities relating to Conversions; and

(c) Any services, functions and responsibilities of TSYS which are otherwise agreed upon in writing by COMPANY and TSYS from time to time including Additional Services.

6.2. Additional Services. If COMPANY asks TSYS for development services in addition to the Services identified on any of the attached Exhibits (“Additional Services”) or otherwise available to TSYS client, and TSYS agrees to perform such services, such Additional Services shall be agreed to in writing, attached hereto as an amendment to this Agreement and will be provided pursuant to the terms and conditions of this Agreement.

6.3. Changes and Enhancements.

(a) Mandatory Changes. TSYS will provide modifications to the Services so that the Services permit COMPANY to comply with mandatory changes in the Services imposed by changes in laws, regulations, or Card Brand Rules (the “Mandatory Changes”). Such Mandatory Changes shall be provided in accordance with TSYS’ reasonable interpretation of such mandatory changes so as to best suit the needs of TSYS’ customers generally, which interpretation shall take into consideration comments provided by COMPANY and TSYS’ other customers affected by such Mandatory Changes. TSYS does not charge its customers for April and October mandatory compliance releases (the “Releases”) and will not increase charges to COMPANY in relation to such releases. TSYS may charge COMPANY a compliance development Fee for new Service resulting from Mandatory Changes other than the Releases, so long as TSYS charges the same usage Fee to all customers receiving affected service or services materially similar to the affected service. This Section will be subject to COMPANY’s audit rights under Section 12.3.

(b) Custom Enhancements. In the event that COMPANY requests other modifications to the Services, including modifications that are different from or in addition to the Mandatory Changes (“Custom Enhancements”), and if TSYS agrees to make such modifications, then COMPANY shall be charged a development fee at the rates specified in the Exhibits attached hereto or as quoted by TSYS, as applicable. Any new Service resulting from Custom Enhancements shall be priced as an Additional Service.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

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6.4. Discontinuance of Products or Services.

(a) Non-Core Products and Services. TSYS may from time to time discontinue providing to its customers generally any of the Services, other than the Core Products and Services listed below in Section 6.4(b). In the event that TSYS does so, it will give COMPANY at least two hundred and seventy (270) days prior written notice, and the portion of this Agreement related specifically to such Service shall be deemed terminated as of the effective date of such discontinuance.

(b) Core Products and Services. TSYS may discontinue providing, to its customers generally, a Core Product (Dial/SSL/IP authorization and capture, clearing and settlement services, settlement files, MMS, MAS, and web-reporting) provided that (i) TSYS provides COMPANY at least two hundred and seventy (270) days prior written notice; (ii) TSYS provides a replacement product or service that delivers the same level of functionality and performance; (iii) the price that COMPANY pays for the new product will be no greater than the price paid for the prior product; and (iv) there will not be a materially adverse effect on the business or operations of COMPANY.

6.5. System Changes.

(a) In accordance with this Section 6.5, TSYS may modify, upgrade or otherwise alter any of the Services or any of the hardware and/or software requirements for accessing any of the Services. Any such modification, upgrade, or alteration shall constitute a “System Change”.

(b) Prior to making any System Change or otherwise altering any of the Services or using any item of software or equipment to provide the Services, TSYS shall verify by appropriate testing that the change or item has been properly installed, is operating in accordance with its specifications, is performing its intended functions in a reliable manner, and is compatible with and capable of operating as part of the applicable information technology environment.

(c) TSYS will utilize commercially reasonable efforts to ensure that any System Change does not (i) adversely impact the Services then being received by COMPANY so as to cause an increase in COMPANY’S total costs of receiving the Services or requiring material changes to COMPANY’S facilities, systems, software or equipment; or (ii) degrade the Services then being received by COMPANY; or (ii) interfere with COMPANY’S ability to obtain the full benefit of the Services. In the event any of the impacts listed above are material in nature, they would be defined as a “Materially Adverse Impact”.

(d) To the extent any discontinuance by TSYS of the provision of Services in accordance with Section 6.4 or the implementation of any System Change, results in a Materially Adverse Impact (as listed in Section 6.5(c) above), COMPANY may request from TSYS any or all of the remedies listed below, as applicable. In order to be eligible for any remedy, COMPANY must notify TSYS within ninety (90) days of when the Materially Adverse Impact occurred so that TSYS will have the opportunity, for a period of ninety (90) days thereafter, to rescind or fully mitigate the Materially Adverse Impact. Should TSYS be unwilling or unable to do so, then each applicable remedy listed below would be available to COMPANY:

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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(i) To the extent any discontinuance of a product or service, or System Change impacts COMPANY’S ability to meet the minimum Boarding Commitments set forth in Section 3.2, COMPANY shall be relieved from incurring a penalty for the resulting minimum shortfall;

(ii) To the extent any discontinuance of a product or service, or System Change impacts COMPANY’S ability to meet a higher pricing volume tier (e.g., a higher volume of transactions resulting in a lower per transaction price) related to the fees for the Services, COMPANY shall thereafter be given credit for any favorable pricing treatment of remaining volumes not attained due to the lost transaction volumes;

(iii) In the event of a Materially Adverse Impact, COMPANY may, at its option, discontinue any Preferred Provider status conveyed to TSYS under this Agreement for any product impacted by the Materially Adverse Impact; and

(iv) In the event of a Materially Adverse Impact, COMPANY may terminate this Agreement as per Section 19.1(a).

(e) Unless otherwise agreed, TSYS shall [***] and are associated with any System Change desired by TSYS, including [***].

(f) In the event TSYS desires to make a System Change that COMPANY reasonably believes will result in an adverse impact to COMPANY’S merchants and would require a significant number of terminals to receive a new download, COMPANY may elect to either (i) not have the System Change implemented; or (ii) require that TSYS reimburse COMPANY for any direct out-of-pocket costs incurred by COMPANY related to implement the System Change.

(g) Notwithstanding anything in this Agreement to the contrary, TSYS may make temporary System Changes required by an emergency without prior notice to COMPANY. TSYS shall document and report such emergency changes to COMPANY promptly after the change is made.

(h) Notwithstanding the foregoing, in the event that TSYS is required to make a System Change due to a change in the Card Brand Rules or applicable Law and Regulations, then (i) TSYS shall provide COMPANY with as much advance notice as is reasonable under the circumstances; (ii) TSYS will, soliciting input from COMPANY, utilize commercially reasonable efforts to ensure that any operational solution minimizes the adverse impact upon COMPANY resulting from the System Change; and (iii) if the System Change results in a material adverse financial impact due to TSYS’ unique operating environment, then COMPANY may terminate the Agreement as per Section 19.1(a).

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6.6. Agent Requirements. In accordance with applicable Card Brand Rules related to the registration and use of agents and merchant servicers, TSYS shall:

(a) Identify to Visa, U.S.A. all agents communicating with TSYS and identify all BINs to which any such agent submitted transactions during the quarterly reporting period;

(b) Provide to COMPANY, on a quarterly basis as required, a list of all agents or merchant servicers that utilize the COMPANY BIN; and

(c) Notify COMPANY in writing and receive from COMPANY written approval prior to allowing any agent or merchant servicer access to use any COMPANY BIN or prior to granting such agent or merchant servicer access to cardholder information. COMPANY agrees to execute the attached Exhibit “A-I” authorizing agent or merchant servicer access to COMPANY BIN(s).

6.7. Custom Code Projects. TSYS will supply information and back-up documentation for derivation of costs and time estimates for custom-code projects.

6.8. Use of Subcontractors. Any work performed by a third party subcontractor shall be considered work performed by TSYS, and TSYS shall be responsible and liable for any action(s) or inaction of its subcontractors, and for ensuring such subcontractor complies with all applicable terms of this Agreement. TSYS shall provide advanced written notice to COMPANY of any subcontracting of any material obligations under this Agreement.

7.0 CONVERSION / DECONVERSION

7.1. Transaction Volume Commitment (i.e. “No Deconversion Commitment”). From the Effective Date of this Agreement for a period of forty-eight (48) months, COMPANY agrees not to take any action, assist any third party, or solicit any third party to migrate COMPANY merchants utilizing TSYS systems for processing dial point of sale transactions off of TSYS to such third party, any such action constituting a “Deconversion”. For the avoidance of doubt:

(a) Switching a transaction from one TSYS authorization and capture method to another TSYS authorization and capture method does not constitute a Deconversion;

(b) Unsolicited merchant or ISO attrition does not qualify as a Deconversion; and

(c) Switching a merchant or merchants from the Services due to a failure of TSYS to provide the Services in accordance with the provisions of this Agreement does not constitute a Deconversion.

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8.0 SERVICE LEVELS

8.1. General. Performance standards for the provision of certain of the Services (“Service Levels”) and remedies for failure to meet the Service Levels are set forth in Exhibit “0” of this Agreement.

8.2. Failure to Meet Service Levels. If TSYS fails to meet a Service Level contained in Exhibit “0” attached hereto, TSYS shall (i) promptly investigate and report to COMPANY on the root cause(s) of such failure; (ii) advise COMPANY within a reasonable period of time of the status of remedial efforts being undertaken with respect to such failure; (iii) notify COMPANY within a reasonable period of time of the steps which TSYS believes should be taken to correct the cause of such failure; and (iv) correct the cause of such failure. The failure of TSYS to meet or exceed a Service Level shall not constitute a breach of the Agreement unless such failure also constitutes a breach of the Standard of Care.

8.3. Periodic Reviews. Within twelve (12) months after the Effective Date and at least annually thereafter, COMPANY and TSYS shall review the Service Levels in light of any improved performance capabilities associated with advances in the technology, processes and methods which are available to perform the Services. Changes to the Service Levels constitute an amendment to this Agreement and will be made only if approved in writing by both Parties.

9.0 FEES, EXPENSES, AND PAYMENT TERMS

9.1. Fees and Expenses. COMPANY shall pay all Fees and Expenses for the Services that are set forth in the Exhibits as listed in the Schedule of Exhibits. COMPANY agrees to reimburse TSYS for all actual and reasonable travel expenses that are incurred by TSYS while performing Services under this Agreement, provided such travel expenses are authorized in writing by COMPANY in advance and are in accordance with TSYS’ travel and expense reimbursement policy.

9.2. Taxes. It is understood and agreed between the parties hereto that the Fees set forth in this Agreement are exclusive of applicable Taxes. COMPANY shall be responsible for and shall promptly pay or reimburse TSYS for the payment of all Taxes imposed by any government agency (including any interest and penalties imposed thereon if TSYS has provided COMPANY reasonable notice of such applicable taxes prior to any assessment or accruing of interest or penalties) that are based on any Services provided by TSYS to COMPANY pursuant to this Agreement. If TSYS fails to collect and remit the amount of Taxes required to be collected for any taxing authority, TSYS shall be responsible for and shall pay any interest, assessments, fines or penalties which may be assessed against COMPANY or TSYS for TSYS’ failure to collect and timely remit such amount of Taxes. TSYS will indemnify, defend, and hold COMPANY harmless against any third party claim for TSYS’ failure to collect and timely remit the Taxes due, and TSYS shall pay any additional Taxes, interest, penalties, fines or other assessments resulting from such failure. Company will not be liable for any Taxes or any interest, penalties, fines or other assessments related to the failure to pay such Taxes if TSYS is responsible for the collection or remittance of such Taxes, and has failed to notify COMPANY of the payment thereof at least 90 days prior to the imposition of such Taxes.

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9.3. Invoices and Payment.

(a) TSYS shall invoice COMPANY for all amounts due for Services under this Agreement on a monthly basis in arrears. COMPANY shall pay the undisputed amount of each invoice in U.S. Dollars. TSYS will render a billing statement for all Services incurred by COMPANY under this Agreement for the prior month (“Invoice”) no later than the fifteenth (15th) day of the month (or the following business day if the fifteenth (15th) day falls on a weekend or a federal holiday) during the Term of this Agreement.

(b) COMPANY shall designate a COMPANY bank account as an Automated Clearing House account (“ACH Payment Account”) with the financial institution of COMPANY’ s choice with respect to which TSYS shall have authority to debit the account monthly for fees and expenses and COMPANY agrees to execute the ACH authorization attached hereto as Exhibit “A”. During the Term of this Agreement and for a period of one hundred and twenty (120) days after the termination of this Agreement, COMPANY shall not close the ACH Payment Account without prior written notice to, and consent from, TSYS. COMPANY shall notify TSYS in writing five (5) business days prior to changing the ACH Payment Account status. A new ACH authorization form must be delivered to TSYS by COMPANY within three (3) business days of the establishment of a new or changed ACH Payment Account. COMPANY shall authorize TSYS to initiate credits and debits, as applicable, to the ACH Payment Account.

(c) COMPANY agrees to execute the ClientDirect User Start-up Form as set forth in Exhibit “A-II” in order to receive on-line invoicing.

(d) TSYS shall debit COMPANY’s designated account the undisputed amount due on the invoice on the twenty-seventh (27th) day of each month following the month of service. In the event COMPANY has insufficient funds, closes the designated account, terminates TSYS’ authorization to debit the designated account, or the attempted ACH otherwise fails, TSYS reserves the right to charge a [***] late fee payment or the applicable state mandate on any unpaid receivable balances.

(e) Monthly charges shall be computed based on a calendar month and will not be prorated for any partial month.

(f) TSYS may modify its billing procedures upon ninety (90) days notice to COMPANY. Any modification to these procedures will not shorten the period of time that the fees and expenses are due to TSYS.

(g) COMPANY will be assessed postage fees at the pricing set forth in the Exhibits to this Agreement.

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9.4. Disputed Charges; Requests for Information. COMPANY shall pay undisputed charges when such payments are due. COMPANY may withhold payment of specific charges within a given invoice that COMPANY in good faith disputes or for which it reasonably requires information from TSYS to verify the amounts being charged (“Disputed Fees”), provided that COMPANY delivers to TSYS a written statement six (6) business days before the date payment is due describing in reasonable detail (i) the specific charge or charges being disputed and the basis of the dispute; (ii) if applicable, the supporting documentation that is reasonably required for verification of the charge or charges; and (iii) the amount in dispute that should not be debited from COMPANY’s account by TSYS (“Notice of Disputed Fees”).

(a) With respect to requests for supporting documentation reasonably requested by COMPANY for verification under this Section, payment on any amounts which are determined to be valid shall be due and payable by COMPANY within fifteen (15) days of COMPANY’ s receipt of the supporting documentation.

(b) If COMPANY wishes to dispute a charge for which payment has been previously made, and for which a dispute was not previously initiated pursuant to this Section, COMPANY must give TSYS written notice of such dispute within one hundred and eighty (180) days of the date upon which payment for such amount was due. Such notice shall describe in reasonable detail the specific charge or charges being disputed, and the basis for such dispute. If such notice is not timely given, COMPANY shall be deemed to have waived any further right to dispute the applicable charges.

(c) If it is determined that amounts are owed to COMPANY under this Section, such amounts will be paid to COMPANY in the form of a credit to COMPANY on the invoice immediately following the determination.

(d) All disputes under this Section, if not settled by the parties, will be settled pursuant to Article 18 of this Agreement.

9.5. Supporting Documentation. TSYS shall maintain supporting documentation for the amounts billable to, and payments made by, COMPANY hereunder in accordance with generally accepted accounting principles. TSYS agrees to provide COMPANY with such supporting documentation with respect to each invoice as may be reasonably requested by COMPANY.

9.6. Expenses Associated With Legal Process. All reasonable expenses (including, without limitation, reasonable attorneys fees) that a Party incurs in responding to legal process from third parties related to a claim against or investigation of the other Party (of which the responding Party is not a party to or subject of the applicable legal process) shall be reimbursed to the responding Party by such other Party.

9.7. Standard Pricing. All mutually agreed upon pricing changes or pricing for new products will be set forth in writing via an amendment to this Agreement. In the event that COMPANY utilizes a product or service not priced in this Agreement or a fully executed amendment to this Agreement, COMPANY will be billed according to TSYS’ then current standard pricing for such product or service.

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9.8. Pricing After Termination.

(a) Pricing after Expiration of Contract / Termination by COMPANY for Convenience. In the event this Agreement expires pursuant to either Section 2.1 or 2.2, or is terminated in its entirety pursuant to Section 19.2, after the termination date of this Agreement, Services will be provided by TSYS to COMPANY on a month-to-month basis with no minimums, (i) for the first [***] period following termination at [***] of the pricing contained in this Agreement on the date of termination; (ii) for the second [***] period following termination at [***] of the pricing contained in this Agreement on the date of termination; (iii) for the [***] period following termination at [***] of the pricing contained in this Agreement on the date of termination; and (iv) thereafter according to applicable tier pricing based on the Termination Rate for POS Authorization and Capture and Clearing and Settlement. All other (non-transaction) fees will continue to be billed at [***] of the rates in the Exhibits attached hereto. In the event of such termination of this Agreement, TSYS will not be obligated to provide Services for more than [***] from the effective date of termination.

(b) Pricing after Termination Due to Breach by TSYS. In the event that COMPANY terminates this Agreement for cause pursuant to Section 19.1(a), after the termination date of this Agreement, Services will be provided by TSYS to COMPANY on a [***], at [***], for a [***] following the date of termination. In the event of such termination of this Agreement, TSYS will not be obligated to provide Services for more than [***] from the effective date of termination.

(c) Pricing after Termination Due to Breach by COMPANY. In the event that TSYS terminates this Agreement for cause pursuant to Section 19.1(a), after the termination date of this Agreement, Services will be provided by TSYS to COMPANY on a [***], and pricing will be [***]. In the event of such termination of this Agreement, TSYS will not be obligated to provide Services for more than [***] from the effective date of termination. In the event TSYS provides a notice of breach pursuant to Section 19.1(a), COMPANY may, at any time prior to the expiration of the applicable cure period, and without prejudice to any other rights or remedies (other than pricing and revenue as provided for in this section) available to TSYS due to COMPANY’s breach, provide TSYS with a notice of Termination for Convenience pursuant to Section 19.2, at which time COMPANY would be subject to the pricing provisions of Section 9.8(a) above.

10.0 WARRANTIES

10.1. TSYS Warranties.

(a) Warranty of Services. TSYS warrants that the Services, including the selection and use of facilities, equipment, machines, personnel, custody and safekeeping of materials, information or data, shall be rendered in a commercially reasonable manner in accordance with the generally accepted industry practices and procedures used in performing services like the Services (“Standard of Care”).

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(b) Authorization. TSYS represents and warrants that (i) it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder; (ii) the entering into and carrying out of the terms and conditions of this Agreement will not violate or constitute a breach of any obligation binding upon TSYS; and (iii) TSYS has full power and authority to grant the rights granted by this Agreement to COMPANY with respect to the Services and related work product without the consent of any other Entity.

(c) Relationship and Subcontractors. TSYS represents and warrants that: (i) it is an independent contractor and neither it nor any of the TSYS Personnel assigned to provide services to COMPANY under this Agreement will be, or be deemed to be for any purpose, an employee or agent of COMPANY; (ii) it or its subcontractors are solely responsible for complying with all laws, rules and regulations of any governmental authority having appropriate jurisdiction relating to such employment as described herein including immigration, taxation, worker compensation, and unemployment compensation; and (iii) COMPANY has no obligation to provide benefits to TSYS Personnel. TSYS further represents and warrants that it has not and will not in the future bestow any preferential benefits or treatment upon any COMPANY employees as an inducement to executing this Agreement or in relation to the Agreement.

(d) Disclaimer. EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THIS AGREEMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, NATURE OR DESCRIPTION, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.2. COMPANY Warranty. COMPANY represents and warrants that: (i) it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder; (ii) the entering into and carrying out of the terms and conditions of this Agreement will not violate or constitute a breach of any obligation binding upon COMPANY; and (iii) COMPANY has full power and authority to grant the rights granted by this Agreement to TSYS with respect to the Services and related work product without the consent of any other Entity.

10.3. Compliance with Laws and Regulations. Each Party is solely responsible for maintaining compliance with applicable Visa®, MasterCard®, Discover®, American Express®, National Automated Clearing House Association (“NACHA”), and any other applicable network bylaws and operating regulations, including security standards, PCI Data Security Standards (“PCI DSS”), federal, state, and local laws and regulations relating to the Services, including federal regulations relating to IRS reporting, (collectively, “Law & Regulations”) and TSYS’ procedures (as may be modified by TSYS at its sole discretion provided such modifications apply to all customers and do not alter the terms or conditions of this Agreement) reasonably required to perform the Services; provided, however, TSYS will provide such procedures to COMPANY in writing and will provide reasonable notice to COMPANY of any such modifications to such procedures.

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11.0 COMPANY RESPONSIBILITIES

11.1. Cooperation. COMPANY shall cooperate on a timely basis with TSYS and perform activities reasonably required by TSYS to enable TSYS to fulfill its obligations and responsibilities under this Agreement, provided that TSYS gives COMPANY adequate prior written or oral notice to COMPANY, as each case may require, such that COMPANY can comply with this provision.

11.2. Data and Information. Insofar as the performance of Services under this Agreement by TSYS requires data, documents, information, or materials of any nature to be furnished, in whole or in part, by COMPANY or COMPANY’s employees, agents, or other representatives, or requires other services to be performed by COMPANY or COMPANY’s employees, agents, or other representatives, COMPANY hereby agrees to furnish or cause its employees, agents, or other representatives, to furnish all such data, documents, information, and materials and to perform all such services within such time or times, and in such form or manner, as is necessary in order to enable TSYS to perform Services hereunder in a timely manner.

11.3. Reliance on COMPANY’s Information. TSYS shall be entitled to rely upon data, information, and instructions provided to TSYS by or on behalf of COMPANY. In no event shall TSYS be liable with respect to any loss, liability, cost, damage, or expense arising out of a claim by COMPANY or by third parties in connection with the data, computations, and services provided and/or performed by TSYS hereunder to the extent that such data, computations, and/or services as to which such claim arises were provided and/or performed in accordance with the following:

(a) COMPANY’ s written requirements and/or instructions in such regard, including but not limited to, COMPANY’s memoranda, data entry instructions, or computer field instructions; or

(b) COMPANY’s written concurrence that such data, computations, and services provided or performed or to be provided or performed comply with COMPANY’s previously communicated requirements and/or instructions in such regard.

11.4. Output Verification.

(a) COMPANY agrees to use commercially reasonable efforts to randomly check all output information produced by TSYS, including statements and interchange qualification levels, to determine if such information is correct and will promptly report any errors or failure to perform discovered therein to TSYS. Any such errors must be reported by COMPANY to TSYS within one hundred eighty (180) days of when such error or failure to perform is known, or should have been known, to COMPANY had it been randomly checking output information as set forth herein.

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(b) Where any such discovered error results from the sole negligence of TSYS or the failure of TSYS to otherwise comply with the terms of this Agreement, the costs incurred to remedy such error shall be undertaken by TSYS at no cost to COMPANY. Where such error is due to the sole negligence of COMPANY, COMPANY shall pay TSYS for its efforts to remedy the error in accordance with the terms of this Agreement. Where the error results from the negligence of both Parties or the negligence of a Third Party with no negligence on the part of either Party, the Parties shall negotiate in good faith to equitably apportion the responsibility for the costs associated to remedy such error in accordance with the terms of this Agreement. In no event shall TSYS be liable with respect to any loss, liability, cost, damage, or expense caused by TSYS’ failure to perform hereunder but not reported by COMPANY to TSYS within one hundred and eighty (180) days of when such failure to perform is known, or should have been known, to COMPANY.

11.5. Network Access and Configuration.

(a) COMPANY and COMPANY’s Merchants will access TSYS’ system utilizing data communication protocols, transaction formulas, and devices certified by TSYS. COMPANY and its Merchants will be responsible for the installation, servicing, and maintenance of equipment at COMPANY or its Merchant’s facilities and will be responsible for the connection of those devices to the network in compliance with TSYS’ requirements.

(b) COMPANY shall implement appropriate security procedures designed to (i) prevent unauthorized access to the TSYS System through computer hardware and software systems which are owned or controlled by COMPANY; and (ii) prevent unauthorized access to or use of the TSYS System by COMPANY’s current and former Personnel.

(c) COMPANY shall ensure that, throughout the Term, all communications networks and devices used by COMPANY or COMPANY Third Party Providers in receiving the Services under this Agreement, including the Internet and any virtual private network, shall conform to the specifications for such networks and devices as are agreed to by the Parties from time to time.

(d) COMPANY shall be responsible for the acts or omissions and for the services and functions performed by its agents or subcontractors for or on behalf of COMPANY.

(e) TSYS reserves the right to change all or part of the protocols and the network configuration used by TSYS in providing the Services, provided that if any change in the network configuration would require COMPANY or its Merchants to change data communication protocols or communication networks, TSYS will provide COMPANY with one hundred and eighty (180) days prior written notice.

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11.6. Adherence to TSYS Policies and Procedures. When on site at TSYS’ premises, COMPANY Personnel shall observe and adhere to TSYS’ policies and procedures applicable to visitors of TSYS’ premises.

11.7. MasterCard and Visa Sponsoring Bank. During the term of this Agreement, COMPANY agrees to maintain a sponsor agreement with a MasterCard and Visa Member financial institution of its choice. COMPANY agrees to notify TSYS of any change in its MasterCard and Visa sponsoring relationship and that such sponsoring institution will notify TSYS in writing of the existence of the sponsoring relationship.

12.0 12.0 AUDIT

12.1. Information Security Audit.

(a) TSYS will use commercially reasonable security measures to safeguard its computer systems and physical facilities against (i) the unauthorized destruction, loss, alteration of, or access to COMPANY’s Confidential Information, whether such information is at or on TSYS’ systems or facilities or in transit; and (ii) interruption or disruption of the Services being provided hereunder to COMPANY. TSYS reserves the right to make changes in its security infrastructure and procedures from time to time, so long as TSYS maintains compliance with applicable Laws and Regulations as defined in Section 10.3 of this Agreement.

(b) Annually, during the term of this Agreement, TSYS shall have a nationally-recognized accounting firm conduct an audit in accordance with the Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”) developed by the American Institute of Certified Public Accountants, and have such accounting firm issue a Service Auditor’s Type II Report (or substantially similar report in the event the SSAE 16 auditing standard and/or a Service Auditors Type II Report are no longer an industry standard) which shall cover, at a minimum, security policies and procedures and controls, including without limitation, system security and physical security. No more than once annually, TSYS shall provide COMPANY with a copy of the SSAE 16 promptly upon request by COMPANY.

(c) If the SSAE 16 in its final and issued version contains a qualified opinion relating to security matters, including without limitation, risks to TSYS’ computer systems and physical facilities which could result in the unauthorized destruction, loss, alteration of, or access to COMPANY’s Confidential Information or the Services being provided to COMPANY hereunder being materially affected, then a senior technology executive of TSYS shall promptly meet with a representative of COMPANY to discuss the matter and TSYS shall promptly take action to address the matter raised by the qualification so that the cause of the qualified opinion may be resolved and take such other steps, after consultation with COMPANY to reduce the risk to COMPANY’ s Confidential Information.

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(d) If, at any time during the Term, COMPANY has reasonable material concerns regarding TSYS’ operational controls, data security, and/or financial stability, and such concerns are not addressed in the SSAE 16 Audit and in TSYS’ response to any opinion therein to COMPANY’s reasonable satisfaction, COMPANY shall so notify TSYS and TSYS will promptly meet with COMPANY in an effort to resolve COMPANY’ s concerns. In the event Company’s concerns are not resolved, and upon reasonable notice to TSYS, TSYS will provide Company’s auditors’ access to perform independent audit procedures in relation to such qualified opinion.

12.2. Regulatory Audit. The Parties understand that the business practices of each Party are subject to review and audit by Regulators. TSYS shall fully cooperate with each Regulator in accordance with applicable law in conjunction with an audit of COMPANY or TSYS by a Regulator. Furthermore, in conjunction with an audit of COMPANY by a Regulator, TSYS shall cooperate with any request of the Regulators to review the Services, including, without limitation, providing any information or material lawfully requested by the Regulators, and permitting the Regulator to inspect or audit TSYS as to the Services in accordance with applicable law. TSYS’ refusal or failure to comply with the request of such Regulator will constitute a material breach of this Agreement. If the Regulator determines that TSYS data security or internal controls are inadequate and not susceptible to cure within a reasonable timeframe, COMPANY may terminate this Agreement in accordance with Section 19.1(a) (Termination for Cause) by providing written notice to TSYS. COMPANY will identify its reasons for such termination in the notice.

12.3. Records and Audit.

(a) As of the Effective Date of this Agreement TSYS shall maintain, and shall require in all agreements entered into with subcontractors that provide in whole or in part any Services to COMPANY to maintain, complete and accurate records of and supporting documentation for all material transactions, financial and non-financial, that result from or are created in connection with TSYS’s performance of its obligations under this Agreement (“TSYS Records”). With respect to the amounts chargeable to and payments made by COMPANY under this Agreement, TSYS Records will be kept in accordance with generally accepted accounting principles applied on a consistent basis.

(b) The Parties understand that the business practices of each Party are subject to review and audit by the Card Brands and Regulators. TSYS will fully cooperate with each Card Brand in accordance with the Card Brand Rules and governmental regulators in accordance with Applicable Law. Furthermore, in conjunction with an audit of COMPANY by a Card Brand or Regulator, TSYS will fully cooperate with any request of the Card Brand or Regulator to review the Services, including without limitation, providing any information or material lawfully requested by the Card Brand or Regulator and permitting the Card Brand or Regulator to inspect or audit TSYS as to the Services in accordance with the Card Brand Rules and applicable Law & Regulation.

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(c) The parties agree that TSYS auditing rights under this Agreement shall be strictly limited to audits of Company’s compliance with Section 3.2 of this Agreement. Company’s audit right shall include, TSYS compliance with this Agreement and the provision of Services under this Agreement. Each Party will reasonably cooperate with the requesting Party’s request for examination subject to the following terms and conditions:

(i) A Party (“Auditing Party”) may engage in an audit or examination of the other Party (“Audited Party”) no more that once during any calendar year during the Term, unless otherwise agreed upon in writing by the Parties; provided however, that this limitation shall not apply if the SSAE includes a qualified opinion or if the Audited Party has suffered a data security breach.

(ii) The Auditing Party shall give the Audited Party at least thirty (30) days prior written notice of the date(s) on which it proposes to conduct such audit or examination (“Audit Notice”). The Audited Party shall not unreasonably withhold its consent to such an Audit on the date(s) proposed by the Auditing Party, but reserves the right to withhold its consent as to the date(s) in which: (i) the relevant Audited Party Personnel are not reasonably available, (ii) other audits or regulatory examinations are being conducted on the same date(s); or (iii) the conduct of the Audit on such date(s) would unreasonably burden the Audited Party’s Personnel and materially interfere with Audited Party’s business activities.

(iii) The Audit Notice must include a proposed work program, which must identify in reasonable detail the purpose of the Audit, the scope of the Audit, and the inquiry and observation procedures that the Auditing Party wishes to use to conduct such Audit.

(iv) The Audited Party will allow such Auditing Party’s Personnel access to its place of business during normal business hours and will furnish such Auditing Party’s Personnel with information, data and reports as are reasonably requested by them in connection with establishing compliance with this Agreement.

(v) Each party shall allow the other a minimum of five (5) days but not more than ten (10) days onsite to complete an audit or examination. Such audit and examination shall be limited to observation and inspection, and neither party shall be allowed to load or execute software or attach hardware to the other party’s computer systems.

(vi) Notwithstanding anything in this Section to the contrary, the Audited Party will not be responsible for furnishing or providing access to any information which is not directly related to the Audited Party’s compliance rights as specifically enumerated in this Section.

12.4. Periodic Risk Assessments. Subject to the terms of this Agreement, TSYS will reasonably cooperate with COMPANY’s internal periodic risk assessments, including providing access to COMPANY to review physical security, information security, business continuity plan(s) and published information to COMPANY (“Assessment”); provided, however, that to the extent possible, COMPANY shall incorporate such Assessment into any COMPANY Audit.

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13.0 PRIVACY AND INFORMATION SECURITY

13.1. Use of Data. The Parties acknowledge and agree that COMPANY Confidential Information includes information that is subject to applicable law related to the use of Cardholder data, including the Gramm-Leach-Bliley Act and associated regulations. TSYS shall not use COMPANY Confidential Information except to the extent necessary to perform the Services and its other obligations under the Agreement. TSYS may use anonymized Transaction data for reporting and statistical analysis purposes.

13.2. Security Standards. TSYS shall only disclose COMPANY Confidential Information (i) to its Personnel who have a need to know such information to perform the Services and other obligations under this Agreement; or (ii) pursuant to instructions received from COMPANY. TSYS shall implement security measures designed to (i) ensure the security, integrity and confidentiality of; (ii) protect against any anticipated threats or hazards to the security or integrity of; and (iii) protect against unauthorized access to or use of COMPANY Confidential Information; all in accordance with TSYS’ information security policy, which is summarized in the Business Continuity / Disaster Recovery Summary Exhibit attached hereto.

13.3. Unauthorized Application. The Parties acknowledge and agree that TSYS shall not be responsible for the unauthorized or fraudulent application for, access to or use of Merchant, Cardholder or Transaction data by any Entity, unless such unauthorized act is caused by the negligent acts or omissions of TSYS or its Personnel or by a breach of TSYS’ systems.

13.4. Notice of Security Breach. If TSYS becomes aware of any unauthorized access to Merchant, Cardholder or Transaction data, TSYS shall, as soon as possible subject to any legal or regulatory constraints imposed by a third party, report such incident to COMPANY and describe in a level of detail acceptable to COMPANY the circumstances surrounding such unauthorized access.

14.0 CONFIDENTIAL INFORMATION

14.1. Defined. Each Party (“Receiving Party”) acknowledges that it may be furnished with, receive, or otherwise have access to information that the other Party (“Disclosing Party”) regards as confidential or proprietary (“Confidential Information”). Confidential Information includes all information, in any form, furnished or made available directly or indirectly by Disclosing Party to the Receiving Party before, on or after the Effective Date, which is marked confidential, proprietary or with a similar designation or, if unmarked, which the Receiving Party should reasonably know is confidential and proprietary. Confidential Information includes, but is not limited to, information of a commercial, proprietary or technical nature and includes the following, whether now in existence or hereafter created:

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(a) Any information of or about Disclosing Party’s customers of any nature whatsoever, and specifically including, Cardholder, Merchant, or Transaction Data, the fact that an Entity is a customer or prospective customer of Disclosing Party, all lists of customers, former customers, applicants and prospective customers, and all personal and financial information relating to and identified with such persons or Entities;

(b) All business, financial or technical information of the Disclosing Party and any of the Disclosing Party’s vendors (including account numbers, and software licensed from third parties or owned by the Disclosing Party or its affiliates);

(c) The Disclosing Party’s marketing philosophy and objectives, promotions, markets, materials, financial results, technological developments and other similar proprietary information and materials;

(d) All information protected by rights embodied in copyrights, whether registered or unregistered (including all derivative works), pending patent applications, “know how”, trade secrets, and any other intellectual property rights of the Disclosing Party or Disclosing Party’s licensors;

(e) Information with respect to Personnel of a Party which is non-public, confidential, business related, or proprietary in nature, including names of employees, the employees’ positions, the fact that they are employees of the Party, contact information for employees, personal employee identification numbers, and any other information released to the Receiving Party regarding Disclosing Party’s past, current, or future Personnel;

(f) All notes, memoranda, analyses, compilations, studies and other documents, whether prepared by Disclosing Party, Receiving Party or others, which contains or otherwise reflects Confidential Information; and

(g) Documentation and Developments, including terminal applications, and that portion of any specifications, designs, documents, correspondence, software, data and other materials and work products containing Confidential Information as described herein and provided by Disclosing Party or its subcontractors to the Receiving Party in connection with this Agreement.

14.2. Protection of Confidential Information.

(a) Degree of Care. The Receiving Party must protect the Disclosing Party’s Confidential Information using at least the same degree of care, but in no event less than a commercially reasonable degree of care, as Receiving Party uses to protect its own confidential or proprietary information of a similar nature, to prevent the unauthorized use, disclosure, or duplication (except as required for backup systems) of Disclosing Party’s Confidential Information.

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(b) Use of Confidential Information. Each Party shall use the Confidential Information of the other Party only for the purposes and in accordance with the terms and conditions set forth in this Agreement and shall limit use or disclosure only to individuals needing to know the information to perform their obligations under this Agreement. Neither Party shall have the authority to use Confidential Information of the other Party for any other purpose or in any other manner. The obligations regarding confidentiality and restriction of use of Confidential Information shall survive the expiration or termination of this Agreement.

(c) Ownership of Confidential Information. All such Confidential Information, including records created therefrom, shall remain the property of the Disclosing Party and the Receiving Party shall provide such Confidential Information to the Disclosing Party or to another Entity upon the Disclosing Party’s request.

(d) Permitted Disclosure to Third Parties. If disclosure of Confidential Information to third parties is required in order to provide or receive Services under this Agreement, Receiving Party must ensure that such third parties have express written obligations of confidentiality and non-disclosure substantially similar to Receiving Party’s obligations under this Agreement; provided, however, that if such disclosure to a third party is at the request of Disclosing Party, Disclosing Party shall bear the responsibility of ensuring that the third party complies with the confidentiality obligations with respect to such third party. Any other disclosure of Confidential Information to third parties including reports generated from Disclosing Party’s Confidential Information, may not be made without the written consent of the Disclosing Party.

(e) Return of Confidential Information. Receiving Party must develop and maintain appropriate security measures for the proper disposal and destruction of Confidential Information. As requested by the Disclosing Party during the Term or upon any termination or expiration of this Agreement, the Receiving Party shall return or destroy, as the Disclosing Party may direct, all material, in any medium, that contains the Disclosing Party’s Confidential Information and retain no copies (except those necessary to comply with regulatory or due diligence requirements applicable to the Receiving Party). Any destruction pursuant to this Section shall be certified in writing.

(f) Disclosing Party Instructions. Notwithstanding the foregoing obligations, the Receiving Party may disclose Confidential Information in accordance with the written instructions of the Disclosing Party.

14.3. Exclusions. The restrictions set forth above shall not apply to information which the Receiving Party can establish in writing by clear and convincing evidence was (i) at the time of disclosure, in the public domain; (ii) after disclosure to such receiving Party, was published or otherwise became part of the public domain through no fault of the Receiving Party; (iii) in the legal possession of the Receiving Party at the time of disclosure; (iv) received from a third party who had a lawful right to disclose such information; or (v) independently developed by the Receiving Party without reference to Confidential Information of the Disclosing Party.

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14.4. Legally Required Disclosures. A Receiving Party shall not be considered to have breached its obligations by disclosing Confidential Information of the Disclosing Party as required to satisfy the legal request (subpoena, request for production, civil information demand, or similar administrative or judicially sanctioned request) of a court or governmental agency having proper jurisdiction; provided that Receiving Party immediately notifies Disclosing Party, to the extent permitted, of the request and cooperates with Disclosing Party in any lawful effort to comply, contest, or otherwise resist the request, interpose an objection to such disclosure, take action to assure proper handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information.

14.5. Breach of Confidential Information. In the event of any unauthorized disclosure or loss of, or inability to account for, any Confidential Information of the Disclosing Party (“Disclosure”), the breaching Party shall promptly, at its own expense (i) notify the non-breaching Party in writing of the nature and extent of such event; (ii) investigate to determine the facts and circumstances regarding such Disclosure; (iii) take reasonable steps to minimize the breach and to prevent the unauthorized recipient of the Confidential Information from using same; (iv) take corrective action to prevent further Disclosure; (v) reasonably cooperate with the non-breaching Party to minimize any damage resulting therefrom; and (vi) to the extent applicable, cooperate with Regulators and law enforcement agencies having jurisdiction and authority for investigating the Disclosure and any known or suspected criminal activity. Except as may be strictly required by applicable law, neither Party will inform any third party of such breach or Disclosure without the non-breaching Party’s prior written consent. The breaching Party shall be liable for any breach of the obligations defined within this Agreement by its respective Personnel, external or internal auditors or independent contractors.

(a) Injunctive Relief. Each Party agrees that the non-breaching Party would suffer immediate and irreparable harm in the event any Confidential Information is used in a manner not permitted by this Agreement. In the event of a breach or a threatened breach of the provisions of this Agreement, the non-breaching Party shall be entitled to injunctive relief restraining the other Party from such breach or threatened breach. Nothing herein shall be construed as prohibiting either Party from pursuing any other remedy on account of such breach or threatened breach.

14.6. No Implied Rights. Nothing contained in this Article shall be construed as obligating a Party to disclose its Confidential Information to the other Party or as granting to or conferring on a Party, express or implied, any rights or license to the Confidential Information of the other Party.

14.7. Prior Non-Disclosure Agreement. The terms of this Article supersede the terms of any agreement of confidentiality previously entered into between the Parties and any information required to be treated as confidential under such agreement shall be treated as Confidential Information under the terms of this Agreement.

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14.8. Trade Secrets. Nothing herein shall be deemed to adversely affect or otherwise waive any rights or remedies available at law or equity that a Disclosing Party may have for protection of its Trade Secrets.

14.9. Tax Treatment. Nothing in this Article shall prevent TSYS or COMPANY from disclosing, as necessary, the tax treatment and/or tax structure of this transaction as necessary to comply with applicable tax and securities laws of the United States of America.

15.0 RIGHTS TO TSYS SYSTEM; RIGHTS TO OTHER DATA

15.1. General. COMPANY acknowledges that it is receiving a service from TSYS and that this Agreement shall not transfer any right, title, license or interest in the TSYS System, or any part or component of the TSYS System, to COMPANY.

15.2. Developments. Any services, technology, processes, methods, software and/or enhancements to the TSYS System used or developed for purposes of delivering the Services, including Mandatory Changes and Custom Enhancements (collectively, the “Developments”), if developed solely by TSYS or jointly by TSYS and any other party (other than COMPANY), including any Developments requested or suggested by COMPANY, shall be the sole property of TSYS and shall not be considered “works made for hire”. Other than as provided herein, COMPANY shall not acquire any ownership right, Intellectual Property right, claim or interest in the TSYS System. In the event COMPANY pays TSYS for any Developments, COMPANY shall own all applicable Intellectual Property Rights in such Developments unless the parties mutually agree otherwise. COMPANY retains ownership rights, Intellectual Property rights, claims and interest in COMPANY’s data and instructions.

15.3. Third-Party Systems. To the extent COMPANY performs any services itself or retains third parties to do so, COMPANY shall be solely responsible for obtaining from owners of third party systems, and paying for, any licenses or agreements that are necessary in order for the TSYS System to interface with such third party system.

15.4. Cooperation. The Parties will cooperate with each other and execute such other documents as may be reasonably deemed necessary to achieve the objectives of this Section.

16.0 INDEMNIFICATION

16.1. TSYS Indemnity. TSYS will defend, indemnify and hold harmless COMPANY and its Affiliates, and the employees, officers, and directors of COMPANY and its Affiliates (each an “Indemnified Party”) against all costs and expenses of the Indemnified Party (including reasonable attorneys’ fees) arising in connection with a third party claim or demand against the Indemnified Party and all damages of the Indemnified Party arising from or in connection with (1) a claim that the TSYS System infringes or misappropriates the Intellectual Property rights of a third party, except (i) where a claim arises solely from a Custom Enhancement; or (ii) arises from a combination of the TSYS System with technology not supplied by TSYS or required to

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run the TSYS System, except where the TSYS Intellectual Property in question has no non-infringing use other than in such combination; or (iii) is one for which COMPANY is obligated to indemnify TSYS pursuant to Section 16.2, (2) any death, bodily injury or property damage caused or incurred by TSYS, (3) the willful misconduct of TSYS, its directors, officers, employees, agents and affiliates in the performance of their duties and obligations under this Agreement, (4) the loss, theft dissemination, or unauthorized disclosure of any non-public personal information, cardholder or card transaction data from TSYS’ system, (5) violations of Applicable Law or Card Brand Rules, or (6) a breach of Article 14 (Confidential Information. TSYS may, at its option, conduct the defense in any third party action arising under this Section and COMPANY will cooperate with such defense, provided TSYS will not settle any claim in a manner that makes admissions of liability on COMPANY’ s behalf. Notwithstanding the foregoing, COMPANY may, at its own expense, assist in such defense if it so chooses, provided that TSYS will control such defense and all negotiations relative to the settlement of any such claim so long as it does not settle any claim in a manner that makes admissions of liability on COMPANY’s behalf without COMPANY’s prior written consent.

16.2. COMPANY Indemnity. COMPANY will defend, indemnify and hold harmless TSYS and its Affiliates, and the employees, officers, and directors of TSYS and its Affiliates (each an “Indemnified Party”) against all costs and expenses of the Indemnified Party (including reasonable attorneys’ fees) arising in connection with a third party claim or demand against the Indemnified Party and all damages of the Indemnified Party arising from or in connection with (1) claims by third parties that the Intellectual Property of COMPANY infringes any patent, copyright or other proprietary right of any third party except when a claim (i) arises from or in connection with a combination of COMPANY’s Intellectual Property with technology not supplied by COMPANY or (ii) is one for which TSYS is obligated to indemnify COMPANY pursuant to Section 16.1; or (2) any death, bodily injury or property damage caused or incurred by COMPANY. COMPANY may, at its option, conduct the defense in any third party action arising under this Section and TSYS will cooperate with such defense, provided COMPANY will not settle any claim in a manner that makes admissions of liability on TSYS’s behalf. Notwithstanding the foregoing, TSYS may, at its own expense, assist in such defense if it so chooses, provided that COMPANY will control such defense and all negotiations relative to the settlement of any such claim so long as it does not settle any claim in a manner that makes admissions of liability on TSYS’ s behalf without TSYS’ s prior written consent.

16.3. Indemnification Procedures. With respect to claims covered by Sections 16.1 or 16.2 above, the following procedures shall apply:

(a) Notice. Promptly after receipt by a Party entitled to indemnification (the “Indemnitee”) of notice of the commencement or threatened commencement of any civil, criminal, administrative or investigative action or proceeding involving a claim in respect of which the Indemnitee will seek indemnification pursuant to this Article, the Indemnitee shall notify the other Party (“Indemnitor”) of such claim in writing. Indemnitee’s failure to notify the Indemnitor shall not relieve Indemnitor of its obligations under this Agreement, except to the extent that the Indemnitor can demonstrate damages attributable to such failure. Within fifteen

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(15) days following receipt of written notice from the Indemnitee relating to any claim, but no later than fifteen (15) days before the date on which any response to a complaint or summons is due, the Indemnitor shall notify the Indemnitee in writing if the Indemnitor elects to assume control of the defense and settlement of that claim (a “Notice of Election”).

(b) Procedure Following Notice of Election. If the Indemnitor delivers a Notice of Election relating to any claim within the required notice period, the Indemnitor shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) counsel retained by Indemnitor will be reasonably satisfactory to Indemnitee; (ii) the Indemnitee shall be entitled to participate in the; defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; and (iii) the Indemnitor shall notify the Indemnitee before ceasing to defend against such claim, and shall not compromise or settle such claim without the Indemnitee’s prior written consent if such compromise or settlement would impose a penalty or limitation upon the Indemnitee, including, without limitation, an injunction or other equitable relief, or such compromise or settlement does not include the release of the Indemnitee from all liability arising from or relating to such claim. After the Indemnitor has delivered a Notice of Election relating to any claim, the Indemnitor shall not be liable to the Indemnitee for any legal expenses incurred by the Indemnitee in connection with the defense of that claim. In addition, the Indemnitor shall not be required to indemnify the Indemnitee for any amount paid or payable by the Indemnitee in the settlement of any claim for which the Indemnitor has delivered a timely Notice of Election if such amount was agreed to without the written consent of the Indemnitor.

(c) Procedure Where No Notice of Election Is Delivered. If the Indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the Indemnitee shall have the right to defend the claim in such manner as it may deem appropriate, and the failure of the Indemnitor to deliver such Notice of Election shall not affect the indemnification obligations of such Party under this Agreement.

(d) Cooperation. When seeking indemnification, the Indemnitee shall at all times reasonably cooperate with the Indemnitor in the defense or settlement of any claim which is subject to this Section.

(e) Entitlement to Payment. In the event an Indemnitor elects not to assume control of the defense and settlement of that claim, the Indemnitee shall be entitled to payment by the Indemnitor upon the Indemnitee’s settlement of the claim or the adjudication of liability, whichever first occurs.

16.4. Subrogation. In the event that a Party shall be obligated to indemnify the other Party pursuant to this Section, the Indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnitee with respect to the claims to which such indemnification relates. The Indemnitee shall reasonably cooperate with Indemnitor, including the execution of appropriate documents, to enable the Indemnitor to receive the benefit of the right of subrogation outlined in this Section.

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17.0 LIABILITY

17.1. General Intent. Subject to the specific provisions of this Article, it is the intent of the Parties that each Party shall be liable to the other Party for any actual direct damages incurred by such other Party as a result of the breaching Party’s failure to perform its obligations in this Agreement. Any payments made to a Party under the indemnification of third party claims, as set forth in Article 16, are deemed direct damages to such Party.

17.2. Liability Restrictions.

(a) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES OF ANY KIND, WHETHER IN CONTRACT OR TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), AND WHETHER SUCH LOSSES OR DAMAGES WERE FORESEEN, FORESEEABLE, KNOWN OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH OR RELATED TO THIS AGREEMENT OR THE SERVICES AND/OR PRODUCTS SUPPLIED UNDER THIS AGREEMENT.

(b) TSYS shall not be responsible to COMPANY for any claims by COMPANY or third parties arising from the failure of any third party software, hardware, communications devices, Internet services, e-mail systems or other systems or services which are not part of the TSYS System.

(c) Each Party’s total cumulative liability to the other Party, whether in contract or in tort, for any and all breaches under this Agreement shall not exceed the Liability Cap. The “Liability Cap” shall not exceed the greater of [***].

(d) Notwithstanding the foregoing limitation of liability, unless Section 17.2(e) applies, each Party’s total liability to the other Party under this Agreement with respect to a breach of either Party’s privacy and information security obligations under Article 13 and either Party’s confidentiality obligations under Article 14, shall not exceed [***].

(e) Notwithstanding the provisions of Section 17.2(c) and (d), neither Party’s liability for actual and direct damages is limited where such liability arises out of:

(i)	COMPANY’s obligation to pay Fees and Expenses;

(ii)	COMPANY’s obligations for settlement of all transactions with the Card Brands and other related parties;

(iii)	Any government or Card Brand imposed fines or penalties incurred by a Party arising from a breach of Section 10.3;

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(iv)	any claims of infringement by TSYS of the Intellectual Property rights of a third party;

(v)	either Party’s gross negligence, fraud, or willful misconduct; or

(vi)	TSYS’ breach of Section 23 (b) of this Agreement.

(f) Any payments made by a Party under the indemnification of a third party claim, as set forth in Article 16, are deemed direct damages to such Party.

17.3. Duty to Mitigate. Each party shall have a duty to mitigate damages for which any other party is responsible.

18.0 DISPUTE RESOLUTION

Any dispute between the Parties arising out of or relating to this Agreement, including with respect to the interpretation of any provision of this Agreement and with respect to the performance by either Party, shall be resolved as provided in this Article.

18.1. Informal Dispute Resolution. In the event of a Dispute, the Party asserting the Dispute shall notify the other Party of the nature of the Dispute with as much detail as possible, including (i) a detailed description of the exact items and amounts disputed; (ii) if applicable, the provision of the Agreement or other authority for the asserted Dispute; and (iii) a copy of all supporting documentation (“Notice of Dispute”). Upon the written request of either Party setting forth the basis of the dispute in reasonable detail, each Party will appoint a designated representative having authority to resolve and settle such dispute. The designated representatives shall meet as often as the Parties reasonably deem appropriate to discuss the dispute and attempt to resolve the dispute. If a Party requests that informal dispute resolution under this Section be initiated, then formal proceedings may not be commenced until the earlier of (i) the time when the Parties conclude in good faith that amicable resolution of the dispute does not appear likely; or (ii) the expiration of thirty (30) days following the initial request by a Party to jointly resolve the dispute under this Section. The foregoing procedures shall not limit or delay the right of either Party to seek provisional or ancillary remedies. Pending resolution of the Dispute, and unless or until this Agreement is terminated in accordance with the provisions hereof, both Parties will continue their performance of their obligations under this Agreement in good faith, including without limitation, the payment of all undisputed amounts due to the other Party. Notwithstanding anything to the contrary contained in this Agreement, in the event of a Dispute relating to or arising out of a notice of default, the dispute resolution process described herein must be commenced and completed within the applicable default cure period.

18.2. JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS

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WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

18.3. Confidentiality. The Parties agree that the existence of a dispute, any efforts or proceedings to resolve a dispute, shall be held in confidence, shall be treated as compromise and settlement negotiations under applicable evidence rules, and shall be governed as Confidential Information by the terms and conditions of Article 14.

18.4. Equitable Relief. The Parties agree that the only circumstance in which disputes between them shall not be subject to the provisions of Section 18.1 is when a Party makes a good faith determination that a material breach or threatened breach of the terms of this Agreement by the other Party is such that injunctive or other equitable relief is the only appropriate and adequate remedy. Accordingly, in addition to other remedies available to it, the affected Party will be entitled to seek injunctive or other equitable relief to remedy any threatened or actual breach of any portion of this Agreement. If a Party files a pleading with a court seeking immediate injunctive relief and this pleading is challenged by the other Party and the injunctive relief sought is not awarded in substantial part, then the Party filing the pleading seeking immediate injunctive relief shall pay all of the costs and attorneys’ fees of the Party successfully challenging the pleading.

18.5. No Limitation. This Article shall not be construed to prevent a Party from instituting, and a Party is authorized to institute, formal court proceedings, earlier (i) to avoid the expiration of any applicable limitations period; or (ii) to preserve a superior position with respect to other creditors.

19.0 TERMINATION

19.1. Termination for Cause.

(a) In the event that a Party: (i) commits a material breach of this Agreement, which breach is not cured within thirty (30) days after notice specifying the nature and extent of such breach; provided, however, that if such matter is a non-monetary breach which does not have a material adverse effect on the business or operations (financial or otherwise) of COMPANY and is not reasonably susceptible of cure within such thirty (30) day period, such period shall be extended and the Party shall not be in default hereunder so long as it commences such cure

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within such thirty (30) day period and diligently pursues such cure to completion within ninety (90) days after such notice; or (ii) commits numerous breaches of its duties or obligations which collectively constitute a material breach of this Agreement; or (iii) has a petition filed by or against it under applicable bankruptcy law seeking the liquidation of such Party’s assets which petition is not dismissed within sixty (60) days, then the other Party may, by giving written notice, elect to terminate this Agreement and seek recovery of damages, subject to Article 17.

(b) Notwithstanding any other provision herein to the contrary, and without limiting TSYS’ rights under Section 19.1(a), the Parties acknowledge and agree that COMPANY’s failure to pay undisputed charges when such payments are due shall constitute a material breach of this Agreement, and when such failure to pay continues uncured for five (5) days following the written notice and cure period required by Section 19.1(a)(i), then TSYS may, without waiving its right to payment, cease performing the Services until the dispute regarding COMPANY’s failure to pay is resolved.

(c) Any notice of termination by COMPANY shall include a proposed date for initiation of Deconversion.

19.2. Early Termination by COMPANY. COMPANY may terminate this Agreement without cause or for convenience at any time during the Initial Term or any subsequent Renewal Term by giving TSYS at least one hundred eighty (180) days prior written notice. In the event COMPANY elects to terminate this Agreement without cause or for convenience pursuant to this Section, and such termination is effective before the last day of the Initial Term or any subsequent Renewal Term, COMPANY shall pay TSYS a termination fee on the date of termination. The termination fee shall be as set forth in Exhibit W.

19.3. Termination Upon Force Majeure. COMPANY may terminate this Agreement in compliance with the terms of Section 21(c).

19.4. TSYS will provide the Services for up to thirty-six (36) months following termination for any reason by either party. After termination, TSYS will provide all reasonable assistance regarding Deconversion without unreasonable or unnecessary delay. After termination, pricing for the Services will be as provided in Section 9.8.

20.0 BINDING AGREEMENT AND ASSIGNMENT

20.1. This Agreement shall be binding on the Parties and their respective successors and permitted assigns. Neither Party may hypothecate, transfer or assign this Agreement or any rights or obligations arising hereunder without the prior written consent of the other Party, which shall not be unreasonably withheld, provided that COMPANY may assign to a purchaser of all or substantially all of its assets or to any direct or indirect successor entity of COMPANY (whether by merger, stock or asset purchase, business combination, consolidation restructuring, exchange offer or otherwise). Any unauthorized assignment or delegation will be null and void. Notwithstanding the foregoing, TSYS shall have the right to grant a security interest in any accounts receivable to which it becomes entitled under this Agreement.

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20.2. If this Agreement is assigned (i) to any Subject Entity or any Affiliate thereof as a result of the purchase of all or substantially all of the assets of COMPANY or (ii) any direct or indirect successor of COMPANY by such Subject Entity or any Affiliate thereof, then the number of new merchant accounts boarded after the assignment of the Agreement may only be increased by [***] per annum based on the number of merchants boarded during the previous twelve (12) month period pursuant to the terms of the Agreement. For the purposes of this Section 20.2, the “Subject Entities” are [***].

21.0 FORCE MAJEURE

(a) No Party shall be liable for any default or delay in the performance of its obligations under this Agreement if such default or delay is caused, directly or indirectly, by fire, earthquake, elements of nature or acts of God or any other cause beyond the reasonable control of such Party (provided the non-performing Party is without material fault in causing such default or delay).

(b) The non-performing Party’s performance of its obligation(s) so affected will be suspended for as long as such circumstances prevail and such Party continues to use its commercially reasonable efforts to recommence performance. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) business days of the inception of such delay) and describe in reasonable detail the circumstances surrounding such delay.

(c) If TSYS’ performance of the Services necessary for the conduct of those business functions of COMPANY reasonably identified by COMPANY as critical is suspended under this Article for more than twenty-four (24) hours, then at COMPANY’ s option, COMPANY may elect, by a written notice, to immediately terminate this Agreement without liability to TSYS.

22.0 CONTINGENCY PLANNING

TSYS shall be responsible for disaster recovery planning, testing, implementation and execution as set forth in its disaster recovery plans. No more than once annually, COMPANY may request a copy of the Summary of TSYS’ Business Continuity / Disaster Recovery Plan. Upon COMPANY’s reasonable request, TSYS shall make available to COMPANY, for the purpose of responding to questions concerning such Business Continuity / Disaster Recovery Plan Summary, one or more representatives who are knowledgeable about the disaster recovery plan, the manner in which it is tested and the manner in which it would be implemented in the event of a disaster. TSYS’ disaster recovery plan shall be tested at least once annually.

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23.0 NON-SOLICITATION

(a) During the Term and for a period of one (1) year thereafter, neither Party will solicit or encourage any employee of the other Party, or of the Affiliates of the other Party that are known to the first Party, to leave the employment of such other Party or such Affiliate without the prior written consent of such other Party. Notwithstanding the foregoing, this Article does not prohibit either Party from recruiting or hiring the other’s employee where the employee has submitted an unsolicited application, responds to an advertisement without direct contact by the Party, or is presented to the Party through an independent recruiting firm.

(b) As a material inducement for COMPANY to enter into this Agreement, neither TSYS nor any of its Affiliates will, directly or indirectly, whether on behalf of itself or any other party, without the prior written consent of COMPANY, use any of COMPANY’s Confidential Information to contact, solicit, negotiate with, or enter into any arrangement or agreement with any COMPANY merchant, independent sales organization, agent or other third party reseller that receives compensation for card transactions of merchants that are receiving the Services hereunder.

24.0 AMENDMENT

No change, waiver or discharge relating to the terms of this Agreement, including the Exhibits or other attachments, shall be valid unless in writing and signed by an authorized representative of each Party.

25.0 NOTICES

Any notices required to be delivered by one Party to another under or in connection with this Agreement (other than routine operational communications or the immediate notice of delayed performance required under Article 21), shall be in writing, and shall be deemed sufficiently given when received, if delivered personally or by an express courier with a reliable system for tracking delivery, at the address indicated below:

If to COMPANY:	TRANSFIRST HOLDINGS, INC.
Attn: Legal Department
5400 LBJ Freeway
Suite 900
Dallas, TX 75240

With a copy to:	TRANSFIRST HOLDINGS, INC.
Attn: Chief Operating Officer
12202 Airport Way
Suite 100
Broomfield, Colorado 80021

If to TSYS:	TSYS ACQUIRING SOLUTIONS, L.L.C.
Attn: Legal Department
8320 S. Hardy Drive
Tempe, AZ 85284

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A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will become effective.

26.0 APPLICABLE LAW

This Agreement and the rights and obligations of the Parties under this Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles thereof relating to the conflicts of laws. The Parties hereby consent to the sole and exclusive jurisdiction of the state and federal courts located in the state of Delaware for any dispute arising out of this Agreement.

27.0 SURVIVAL

Provisions contained in this Agreement that expressly or by their sense and context are intended to survive the expiration or termination of this Agreement shall so survive such expiration or termination, it being the intent that a claim or right which accrued to a Party prior to such expiration or termination shall not be prejudiced.

28.0 ENTIRE AGREEMENT; MUTUAL NEGOTIATION; SECTION HEADINGS; WAIVER

The Business Terms and Conditions, General Terms and Conditions, together with the Exhibits, and any Attachments to the Agreement, represent the entire agreement of the Parties, and any and all prior written or oral communications, agreements, understandings and representations are merged herein and superseded hereby. The parties agree that the terms and conditions of this Agreement are the result of negotiations between the parties and that this Agreement shall not be construed in favor of or against any party by reason of the extent to which any party or its professional advisors participated in the preparation of this Agreement. Section headings are included for convenience or reference only and are not intended to define or limit the scope of any provision of this Agreement and should not be used to construe or interpret this Agreement. Further, the failure of either Party to insist on performance of any provision of this Agreement shall not be construed as a waiver of that provision or any other provision at any time.

29.0 SEVERABILITY

In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by an arbitrator or a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.

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30.0 PUBLIC DISCLOSURES

Either Party may list the other Party in its customer lists and describe in general terms the Services provided by TSYS under this Agreement in proposals and other marketing materials. Neither Party will make any public announcement regarding the execution of this Agreement without the other Party’s prior written approval, such approval not to be unreasonably withheld or delayed.

31.0 SERVICE MARKS

Each Party agrees that it shall not, without the other Party’s prior written consent, except as expressly permitted by Article 30, use the name, trade names, service marks, business styles or trademarks of the other Party.

32.0 RIGHTS OF THIRD PARTIES

This Agreement is entered into solely between, and may be enforced only by, COMPANY and TSYS. This Agreement shall not be deemed to create any rights in third parties, including suppliers, customers, Merchants, Cardholders, clients or Affiliates of a Party or to create any obligations of a Party to any such third party, which, by virtue of any applicable law, might otherwise be enforceable by a third party against either Party to this Agreement.

33.0 CUMULATIVE REMEDIES

Except as otherwise expressly provided herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

34.0 LIMITATION OF ACTIONS

No action, regardless of form, arising out of any claimed breach of this Agreement or the Services provided hereunder, may be brought by either Party more than one (1) year after the cause of action has become known.

35.0 COVENANT OF GOOD FAITH

Each Party, in its respective dealings with the other Party under or in connection with this Agreement, shall act in good faith.

36.0 OPT-OUT OF UNIFORM COMPUTER TRANSACTIONS ACT.

The Parties agree that to the extent legally permitted the provisions of the Uniform Computer Information Transactions Act (“UCITA”) or any substantially similar legislation, shall not apply to the Agreement.

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37.0 INSURANCE.

TSYS agrees to maintain the types of coverage identified below covering TSYS activities, those of any and all subcontractors, or anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable, throughout the term of the Agreement and thereafter until the expiration of all applicable statute of limitations. The amounts of insurance required can be satisfied by TSYS purchasing primary coverage in the amounts specified, or by TSYS buying a separate excess umbrella liability policy together with lower limit primary underlying coverage. The structure of the coverage is at the option of TSYS, as long as the total amount of insurance meets the requirements set forth herein.

(a) Commercial General Liability Insurance. This coverage includes bodily injury and property damage, products liability, completed operations liability, personal injury, contractual liability, and broad form property damage liability coverage. The limits are as follows:

Item	Insurance Amount
General Aggregate Limit	$	[	***]
Products / Completed Work Limit	$	[	***]
Personal / Advertising Injury Limit	$	[	***]
Each Occurrence Limit	$	[	***]

(b) Umbrella / Excess Liability Insurance (Excess over General Liability, Auto Liability and Employer’s Liability). The limits are as follows:

Item	Insurance Amount
Each Occurrence / Each Aggregate	$	[	***]

(c) Crime / Employee Dishonesty/Fidelity Bond Insurance. This includes Employee Dishonesty coverage for theft by TSYS employees for direct loss of money, securities, or property sustained by TSYS or client. The limits are as follows:

Item	Insurance Amount
Each Occurrence	$	[	***]

(d) Technology Errors and Omissions (Professional) / Cyber Liability Insurance. The limits are as follows:

Item	Insurance Amount
Each Occurrence / Each Aggregate	$	[	***]

[END OF GENERAL TERMS AND CONDITIONS]

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DEFINTIONS / GLOSSARY

As used in this Agreement with initial capitalization the terms listed herein shall have the definitions as set forth below.

Defined Term:	Meaning:
Account	A unique representation of the data and current financial status of a customer account relationship for a merchant account issued by COMPANY or a COMPANY Affiliate to a business or a merchant account carried on the balance sheet of COMPANY or a COMPANY Affiliate, and such other accounts as the parties may agree to from time to time.

ACH Payment Account	A designated COMPANY bank account which will be used as an Automated Clearing House account for purposes of remitting payment to TSYS.

Additional Services	Processing services developed, implemented, and offered by TSYS subsequent to the Effective Date of this Agreement.

Affiliate	With respect to any entity, a business entity directly or indirectly controlling (i.e. parent), controlled by (i.e. subsidiary), or under common control with (i.e. sister company) a specified party, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of such party whether through the ownership of voting securities or otherwise.

Agent	Any contractor, including processors and any Independent Sales Organizations (“ISOs”) or Third Party Servicers, whether a member of any Card Brand (“Member”) or non-member engaged by a Member to provide services or act on its behalf in connection with the Card Brand payment services.

Agreement	Collectively, the Processing Services Agreement and Exhibits as may be amended by the parties from time to time in accordance with terms and conditions set forth in the Processing Services Agreement.

Article	The highest level of enumeration used to separate this Agreement into logically related topics which includes each of the sections within such grouping (e.g. Article 1, Article 2).

Audited Part	A Party that is being audited by the other Party pursuant to Section 12.3 of this Agreement.

Auditing Party	A Party that is auditing the other Party pursuant to Section 12.3 of this Agreement.

Audit Notice	Notice from one Party to the other party indicating, pursuant to Section 12.3, that it desires to conduct an audit of the other Party’s systems and controls.

Back-End Services	Those Services which consist generally of merchant accounting, clearing and settlement of transactions, and related services.

BIN(s)	A six-digit number assigned in association with an ICA or issuer identification number (IIN) used to identify Card Brand member transactions and groups of Accounts.

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Defined Term:	Meaning:
Business Day	Every Monday through Friday other than U.S. federal holidays. References in this Agreement to “days” that do not specifically refer to Business Days are references to calendar days and, unless otherwise provided, a period of more than seven (7) days that expires on a day other than a Business Day shall be automatically extended to the next following Business Day.

Card Brand	A card organization (such as Visa, MasterCard, American Express, Discover and any other card organization) that promulgates operating rules and operates an interchange system for exchanging charges and credit records, including Debit Networks and EBT Networks, with which any of the accounts receiving the Services may be associated from time to time.

Card Brand Rules	Those operating rules, schedules, supplements and addenda, manuals, instructions, releases, specifications and other requirements as may be amended from time to time, of any Card Brands.

Cardholder	Any Entity which uses a credit, debit, or other similar card to purchase goods and services from a Merchant whose transactions are processed by TSYS on behalf of COMPANY under this Agreement.

Clearing and Settlement Transactions	Outgoing credit and clearing and settlement debit transactions.

Commercially Reasonable Efforts	Taking such steps and performing in such a manner as a well managed business would where such business was acting in a determined, prudent and reasonable manner to achieve a particular desired result for its own benefit.

COMPANY	The meaning set forth in Section 1.1 of this Agreement.

COMPANY Assets	The equipment, software and procedures, telephone numbers, COMPANY Works, Third Party Works licensed by COMPANY, COMPANY Data accessible through such equipment and software, and other assets owned, leased or licensed by COMPANY that COMPANY is responsible for providing access to or use of pursuant to an Exhibit or Statement of Work or that COMPANY otherwise provides to TSYS (including, with respect to any of the foregoing items, (i) any routines, techniques or instructions provided by COMPANY to TSYS relating to such items; and (ii) all cards, magnetic tapes, disks and other computer media, whether permanent or temporary, which are provided to TSYS by COMPANY and which contain intangible COMPANY Assets).

COMPANY Confidential Information	All information of a business nature relating to COMPANY’s assets, liabilities, credit programs, customers, or other business affairs disclosed to TSYS by COMPANY, disclosed in connection with this Agreement or known by TSYS as a result of providing Services to COMPANY.

COMPANY Data	Information of COMPANY entered into the TSYS System by or on behalf of COMPANY and information derived from such information, including as stored in or processed through the TSYS System.

COMPANY Work	Any item or information (including a Work) in which COMPANY owns any Intellectual Property Right.

Confidential Information	As applicable, COMPANY Confidential Information, TSYS Confidential Information and/or collectively COMPANY Confidential Information and TSYS Confidential Information.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:
Control and its derivatives	With regard to any entity, the legal, beneficial or equitable ownership, directly or indirectly, of more than fifty percent (50%) or more of the capital stock (or other ownership interest if not a stock corporation) of such entity ordinarily having voting rights.

Conversion	The transfer of data to TSYS relating to COMPANY’s accounts for the purpose of obtaining Services from TSYS.

Custom Code Project	A project to design, build, test, and implement an enhancement to any Services or Additional Services requested by, and designed for COMPANY by TSYS.

Custom Enhancements	Modifications to the Services, as specifically requested by COMPANY, including modifications that are different from or in addition to the Mandatory Changes.

Debit Network	The telecommunications and processing system of shared electronic funds transfer networks.

Deconversion	Any services, technology, processes, methods, software and/or other enhancements to the TSYS System used or developed for purposes of delivering the Services, including Mandatory Changes and Custom Enhancements.

Developments	Any services, technology, processes, methods, software and/or other enhancements to the TSYS System used or developed for purposes of delivering the Services, including Mandatory Changes and Custom Enhancements.

Disclosing Party	The party which discloses information to the other party.

Disclosure	Any unauthorized disclosure or loss of, or inability to account for, any Confidential Information of the Disclosing Party.

Dispute	Any controversy or claim arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order, or otherwise.

Disputed Fees	Fees which a Party in good faith disputes or for which it reasonably requires information from to verify the accuracy of the amounts being charged.

Disputing Party	The Party providing written notification of a controversy or claim.

Documentation	TSYS documentation that (1) instructs or assists users, operators, and system personnel in the operation and use of the system and the Services; and/or (2) describes the features, functions, and operation of the system and the Services; as such documentation exists on the Effective Date and as updated from time to time, including any applicable procedures manuals.

EBT Network	The system of each shared electronic funds transfer network that is used by network members to assist government agencies in the distribution of benefits to eligible recipients.

Effective Date	The date of the Agreement goes into effect as specified on the signature page.

Entity	A person, firm, corporation, partnership, limited liability company, sole proprietorship, joint venture, or any other legal form of entity.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:
Equipment

The computer and telecommunications equipment (without regard to which entity owns or leases such equipment) used by TSYS to provide the Services. Equipment includes the following:

(1) Computer equipment, including associated attachments, features, accessories, peripheral devices, and other computer equipment;

(2) Telecommunications equipment, including private branch exchanges, ACDs, CTI equipment, multiplexors, modems, CSUs/DSUs, hubs, bridges, routers, switches and other telecommunications equipment; and

(3) Related services (e.g., maintenance and support services, upgrades, subscription services) provided by third parties (e.g., manufacturer and lessor) in the same or related agreement covering the provision of such Equipment.

Exhibit(s)	A document so designated and attached to this Agreement which describes a product or service and its related fees.

Expenses	Those amounts designated as “expenses”, including Pass-Through Expenses and Out-of-Pocket Expenses, including travel, lodging, ground transportation, meals and related expenses that are incurred by TSYS in connection with providing the Services.

Fees	Processing fees, miscellaneous fees, and special fees.

Front-End Services	Those Services which consist generally of authorization and data capture for transactions and related services.

GLB Act or GLB	The Gramm-Leach-Bliley Act, 15 USC §6801 et. seq., the applicable regulations promulgated thereunder and regulatory interpretations thereof (including the Interagency Guidelines Establishing Standards for Safeguarding Customer Information adopted by federal bank regulatory agencies, such as the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System), as amended from time to time.

Governmental Authority	Any federal, state, local, legislative, judicial, or other body of the United States, any foreign, domestic, or international nation, country, government, province, territory, city, town, municipality, county, local or other political subdivision thereof, any regulatory or administrative authority, court, tribunal, arbitral body, department, commission, board, bureau, agency, instrumentality, or other Person, authorized to exercise executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

ICA	A six-digit number assigned in association with a bank identification number (BIN) or issuer identification number (IIN) and typically used to identify an entity for settlement and billing purposes.

Including and its derivatives	Including and its derivatives (such as “include” and “includes”) whether or not capitalized shall mean “including, but not limited to”.

Indemnitee	The Party to whom an obligation of indemnification is owed from the other Party under this Agreement.

Indemnitor	The Party owning an obligation of indemnification to the other Party under this Agreement.

In-House POS and Clearing and Settlement	A transaction processing solution utilized by COMPANY where the systems, hardware and maintenance are either performed by the COMPANY, or such systems, hardware and maintenance are licensed from a third party, and managed by COMPANY or a third party pursuant to a contractual obligation with COMPANY.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:
Initial Term	The initial period of time during which this Agreement is in effect as set forth in Section 2.1 of the Agreement.

Intellectual Property Rights	On a worldwide basis, any and all of the following as may be recognized by law in any jurisdiction throughout the world: (a) rights under any United States and foreign patents, patent applications, and certificates of invention, and all continuations, continuations in part, extensions, renewals, divisions, re-issues and re-examinations relating to the same; (b) moral rights and copyrights in any work of authorship recognized by statute or at common law or otherwise, including all copyright registrations issued by the United States Register of Copyrights and copyright applications, together with any renewal or extension, and all rights deriving from such registration or application; (c) rights to any trademarks, service marks, domain names, trade names or trade dress, and all related goodwill; (d) rights to any trade secrets, know-how, and confidential information; and (e) other intellectual property or proprietary rights recognized under any laws or international conventions and in each case including the right to apply for registrations, certificates, or renewals with respect to those intellectual property or proprietary rights and the right to prosecute, enforce, obtain damages relating to, settle or release any past, present, or future infringement or misappropriation of those intellectual property or proprietary rights.

Invoice	A billing statement for all Services incurred by COMPANY under this Agreement for the prior month.

Law & Regulations	The meaning set forth in Section 10.3 of this Agreement.

Liability Cap	A Party’s total cumulative liability to the other Party, whether in contract or in tort, for any and all breaches under this Agreement as set forth in Section 17.2(c).

Losses	All losses, liabilities, damages and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).

Mandatory Changes	Modifications to the Services so that the Services permit COMPANY to comply with mandatory changes in the Services imposed by changes in laws, regulations, or Card Brand Rules.

MCFS	The Merchant Central File System which provides for the conversion of Visa and MasterCard merchant number to the corresponding non-bankcard (American Express, Discover, JCB, and Diners) merchant numbers to support a merchants’ ability to accept such non-bankcard transactions.

Merchant (whether or not capitalized)	A person or entity that is a customer of COMPANY on a COMPANY BIN or ICA utilizing he TSYS Platform, with respect to whom the Services are used to route and process payments for their benefit.

Merchant Account	A unique account issued by COMPANY for a merchant, which is utilized to identify transactions processed by TSYS on behalf of that merchant.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:
Merchant Servicer

A third-party agent which meets all of the following criteria:

a) Is engaged by a merchant;

b) Is not a Member of any Card Brand;

c) Is not directly connected to any Card Brand;

d) Is party to the authorization and/or clearing message;

e) Has access to cardholder data or processes, stores or transmits transaction data.

NACHA	National Automated Clearing House Association.

Notice of Dispute	Written notice from one Party to the other Party pursuant to Section 18.1 identifying with particularity any Dispute.

Notice of Disputed Fees	Notice provided by one Party to the other Party pursuant to Section 9.3 of this Agreement that it is disputing invoiced Fees.

Notice of Election	Notice provided by an Indemnitor to the Indemnitee pursuant to Section 16.3 of this Agreement that Indemnitor elects to assume control of the defense and settlement of an indemnity claim.

Out-Of-Pocket Expenses	Reasonable, demonstrable, and actual out-of-pocket expenses incurred by TSYS for equipment, materials, supplies, services, or travel related expenses, incurred in the provision of services to or for COMPANY or its Affiliates as identified in this Agreement, but not including TSYS’ s overhead costs (or allocations thereof), administrative expenses or other mark-ups. Out-of-Pocket Expenses shall be calculated at TSYS’ actual incremental expense and shall be net of all rebates and allowances received by TSYS or its Affiliates. Pass-Through Expenses are not Out-of-Pocket Expenses.

Pass-Through Expenses	Those products and services for which TSYS passes through to COMPANY fees that are determined, set, or charged by other third parties, including, but not limited to network fees, gateway fees, communication fees, and association fees.

Party or Parties whether or not capitalized	The contracting entities of this Agreement: COMPANY, TSYS, or COMPANY and TSYS respectively.

PCI	Payment Card Industry

PCI DSS	Payment Card Industry Data Security Standards.

Personnel	Employees, officers, directors, agents, representatives and subcontractors of a Party.

Portfolio	An aggregation of Accounts, as designated by COMPANY.

POS	Point of Sale.

POS Authorization Agreement or PSA	Dial, SSL, and/or IP authorization and capture transactions.

Processing Services Agreement or PSA	Articles 1-36 of this Agreement and the preamble, recitals, and Exhibits thereto, and any amendments to this Agreement, but not the Statements of Work executed hereunder.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:
Processing Year	A twelve (12) month period commencing on the Effective Date or any anniversary of such day. Each Processing Year is identified in this Agreement by a numerical suffix corresponding to the order in which such Processing Year will occur during the Term (e.g., the first Processing Year of the Term is referred to as “Processing Year 1”, the second Processing Year of the Term is referred to as “Processing Year 2,” etc.).

Receiving Party	The party which receives information from the other party.

Regulator	A governmental authority, or a non-governmental entity such as the National Association of Securities Dealers (NASD), New York Stock Exchange (NYSE) or U.S. Securities and Exchange Commission, that is charged with monitoring, or overseeing the business practices of the respective parties or their Affiliates, including (as applicable) the Federal Financial Institutions Examination Council (FFIEC), the Board of Governors of the Federal Reserve System (FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the US Office of the Comptroller of the Currency (OCC), the US Office of Thrift Supervision (OTS), the Canadian Office of the Superintendent of Financial Institutions (OSFI), and the Financial Consumer Agency of Canada (FCAC) or any successor bodies that regulate consumer finance companies and/or financial service providers.

Regulatory Requirements	Regulations, including: (i) Title V of the Gramm-Leach-Bliley Act of 1999, 15 U.S.C. § 6801, et. seq.; (ii) “Privacy of Consumer Financial Information,” 12 C.F.R. Part 332; (iii) “Interagency Guidelines for Establishing Information Security Standards, 12 C.F.R. Parts 334 and 364, Appendix B as amended by Interagency Rule entitled “Proper Disposal of Consumer Information Under the Fair and Accurate Credit Transaction Act of 2003”, and the “Interagency Guidance on Response Programs for Unauthorized Access to Customer Information and Customer Notice”; (iv) Regulation S-P, “Privacy of Consumer Financial Information,” 17 C.F.R. Part 248; (v) FTC Standards of Safeguarding Consumer Information, 16 C.F.R. Parts 314 and 682; and (vi) state privacy and security laws.

Renewal Term	The automatic renewal period of time during which this Agreement will be in effect after the Initial Term as set forth in Article 2 of the Agreement.

Section	The level of enumeration used to separate this Agreement into logically related topics which includes each of the Sections within such grouping (e.g. Section 1.1, Section 1.2).

Services	The services, functions, and responsibilities described in this Agreement, as such services, functions, and responsibilities may be supplemented, enhanced, modified, or replaced pursuant to this Agreement.

Software	The applications, operating systems, middleware and other computer software (without regard to which entity owns or licenses such software) used by TSYS to provide the Services.

SSAE 16	An audit conducted in accordance with the Statement on Standards for Attestation Engagements 16 Type 2 by a nationally-recognized accounting firm, in accordance with the Statement of Auditing Standards developed by the American Institute of Certified Public Accountants.

Standard of Care	The level of care as set forth in Section 10.1 which a Party will use in performing services under this Agreement.

Statement of Work or SOW	A written description of work or services to be provided by TSYS to COMPANY, typically for non-recurring services, which the parties may agree upon in writing from time to time during the Term of this Agreement.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:
Subcontractor	A third party to whom TSYS or any subcontractor has delegated any of TSYS’s performance obligations under this Agreement.

System Change	The meaning set forth in Section 6.5 (a) of this Agreement.

Taxes	Any present or future U.S. or Canadian federal, state, local, foreign or provincial taxes, assessments, claims, fees and other charges of any kind, however designated, assessed, charged or levied now or hereafter, including without limitation, sales, use, excise, ad valorem, goods and services, value-added and other similar taxes, assessments or duties.

Term	The Initial Term and any Renewal Term of this Agreement.

Termination Fee	The amount that COMPANY must pay to TSYS, calculated in accordance with Article 19 and Exhibit W, in the event COMPANY terminates this Agreement without cause or for convenience prior to the last day of the Initial Term or any Renewal Term.

Termination Rate	The applicable fees for POS Authorization and Capture transactions as detailed in Exhibit “B”, Section 1.3, and for Clearing and Settlement transactions as detailed in Exhibit “C”, Section 1.2.1, multiplied by a factor of [***] percent ([***]%).

Third Party or Third Parties	Individuals or entities other than COMPANY, TSYS, and any of their Affiliates.

Third Party Servicer

An organization that meets all of the following criteria:

a) Is not a member of any Card Brand;

b) Is not directly connected to any Card Brand; and

c) Provides the following services:

(i)     Response processing for Card Brand program solicitations;

(ii)    Transaction processing;

(iii)   Data capture; or

(iv)   Other administrative functions, such as chargeback processing, risk/security reporting and customer service.

Third-Party Work	Any item or information (including a Work) in which a third party owns any Intellectual Property Right.

Transaction	A record of a credit or debit card transaction originated by any Merchant which is transmitted to TSYS for authorization and capture and/or clearing and settlement.

Transaction Data Augmentation Process or TDAP	The augmentation of merchant data on off-line (signature authenticated) debit card transactions, as needed to comply with Federal Reserve Regulation E.

TSYS Confidential Information	All information of a business nature relating to TSYS’ assets, liabilities, credit programs, customers, or other business affairs disclosed to COMPANY by TSYS, disclosed in connection with this Agreement, or known by COMPANY as a result of the provision of Services by TSYS.

TSYS System	All Equipment, Software, systems, interfaces, processes, and procedures used or necessary for use by TSYS to process card and merchant authorization services and/or merchant clearing and accounting services, or other Services, as described in this Agreement.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Defined Term:	Meaning:

TSYS Work	Any item or information (including a Work) in which TSYS or any of its Affiliates owns any Intellectual Property Right.

UCITA	Uniform Computer Information Transactions Act.

Use	In the context of Works, to use and operate, including inputting, retrieving and accessing data and information retained in the applicable Works.

Virus	(i) Program code or programming instruction or set of instructions which disrupts, disables, harms, interferes with or otherwise adversely affect computer programs, data files or operations; or (ii) other code typically described as a virus or by similar terms, including Trojan horse, worm or backdoor.

Work Product	Any tangible or intangible work, including, algorithms, applications, compilations, computer programs, data, databases, designs, devices, diagrams, discoveries, documents, documentation, drawings, flow charts, formulas, information, improvements, inventions, materials, methods, models, patterns, photographs, procedures, processes, reports, research, specifications, techniques, tests, writings, works of authorship, and all tangible embodiments of each of the foregoing (in whatever form and media) and all Intellectual Property Rights therein originated, prepared or created by or for TSYS in accordance with the Service requirements of this Agreement or within the scope of Services of this Agreement whether or not protectable under Title 17 of the U.S. Code and whether or not patentable or otherwise protectable under Title 35 of the U.S. Code, that are conceived of, prepared, procured, generated or produced, whether or not reduced to practice.

[END OF DEFINTIONS / GLOSSARY]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

SCHEDULE OF EXHIBITS

Exhibit	Description
Exhibit A	Authorization for ACH Payments
Exhibit A-I	Authorization for Agent BIN Usage
Exhibit A-II	ClientDirect User Start-Up Form
Exhibit B	Merchant Point of Sale Service Description and Pricing
Exhibit B-I	VeriSign® Reseller Terms and Conditions
Exhibit C	Clearing and Settlement
Exhibit D	TSYS® e-Connections Service Descriptions and Pricing
Exhibit D-I	TSYS® e-Connections Services Terms of Use
Exhibit E	Intentionally Left Blank
Exhibit F	TSYS® Payment Acceptance Applications
Exhibit G	Training, Consulting, and Documentation
Exhibit H	Intentionally Left Blank
Exhibit I	Intentionally Left Blank
Exhibit I-I	Intentionally Left Blank
Exhibit J	Intentionally Left Blank
Exhibit J-1	Intentionally Left Blank
Exhibit K	[***]
Exhibit K-I	[***]
Exhibit K-II	[***]
Exhibit L	Intentionally Left Blank
Exhibit M	Major Merchant: [***]
Exhibit M-I	Major Merchant: [***]
Exhibit N	Intentionally Left Blank
Exhibit O	Service Levels
Exhibit P	Intentionally Left Blank
Exhibit Q	Business Continuity Plan / Disaster Recovery
Exhibit R	Intentionally Left Blank
Exhibit S	Enhanced Discover Merchant Registration
Exhibit T	Intentionally Left Blank
Exhibit U	TSYS® Designated SSL IP Address Terms of Use
Exhibit U-I	TSYS® Designated SSL IP Addresses and Host Domain Names
Exhibit V	Invoice Summary
Exhibit W	Termination Fee Schedule
Exhibit X	[***]
Exhibit Y	ISO Revenue Share Program

[END OF SCHEDULE OF EXHIBITS]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit A

Authorization for ACH Payments

COMPANY hereby authorizes TSYS to initiate debit entries to COMPANY’s account noted below at the depository named below (“DEPOSITORY”) to debit the same to such account. The purpose of such debit entries shall be collection of monthly invoice amounts due to TSYS as outlined in the Agreement.

DEPOSITORY* NAME	BRANCH

MAILING ADDRESS

CITY	STATE	ZIP

ROUTING NUMBER

COMPANY ACCOUNT NUMBER

This authorization is to remain in full force and effect until TSYS has received written notification from an authorized representative of COMPANY of its termination in such time and in such manner as to afford TSYS and the DEPOSITORY a reasonable opportunity to act on such notification. This authorization may be revoked only as provided in the previous sentence.

COMPANY agrees to be bound by the Rules of the National Automated Clearing House Association, as in effect from time to time.

TRANSFIRST HOLDINGS, INC.

(City/State)	(TSYS Client Number)

SIGNED	DATE

NAME	TITLE
(Please print)

*	COMPANY AND DEPOSITORY may be the same institution.

CONFIDENTIAL

A-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit A-I

Authorization for Agent BIN Usage

The Agents listed below are authorized to provide to COMPANY the services indicated. These services are limited to the BINs indicated. By completing the table below, COMPANY hereby gives TSYS Acquiring Solutions, L.L.C. (“TSYS”) permission to provide services to these agents or merchant servicers using the referenced BIN.

Agent Name & Address	Services Provided by Agent	BINs Serviced

In granting permission for TSYS to provide the above Agents or Merchant Servicers access to its system and services, COMPANY agrees it will register the Agents or Merchant Servicers with Visa as required by Visa U.S.A. Operating Regulations.

This authorization is to remain in full force and effect until TSYS has received written notification from an authorized representative of COMPANY of modification or termination of such authorization in such time and in such manner as to afford TSYS a reasonable opportunity to act on such notification. This authorization may be revoked only as provided in the previous sentence.

TRANSFIRST HOLDINGS, INC.

(City/State)	(TSY Client Number)

SIGNED	DATE

NAME:	TITLE
(Please print)

CONFIDENTIAL

A-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit A-II

ClientDirect User Start-up Form

Once the form has been completed online, printed and approved, fax to Finance IT Security (706) 644-6426 or email to FinanceITSecurity@tsys.com.

The following individuals can be given clearance to access ClientDirect, TSYS® on-line billing system, through the Internet.

No.	Name	Email Address	City, State	Phone Number	DINVC Role	Client ID	Bill ID
Ex	John Doe	johndoe@xyz.com	Columbus, GA	706 555-1234	DINVC Client	1234	5678
1
2
3
4
5

Client Representative with Signing Authority

I,                                      (print name / title), authorize on behalf of                                      (bank name), that the individuals listed above be granted access to ClientDirect.

Signed:	Date:

TSY Business Representative – FOR INTERNAL USE ONLY

I,                                                                                                            (print name), acknowledge that the above ClientDirect request is authentic and on behalf of                                                       (TSYS cost center), request that ClientDirect accounts be created for the individual listed above.

Signed:	Date:

Finance IT Security Administrator

Date Received:

Direct Invoice Updated:

Date ORS Completed:

Completed By:

TSY Information Security Analyst

Completed by:	(print name)
Signed:
Date:

CONFIDENTIAL

4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit B

Merchant Point-of-Sale Service Descriptions and Pricing

1.	Dial / SSL / IP Access Authorization and Capture Fees

1.1.	Pricing for Dial / SSL / IP Authorization and Capture until the earlier of the first month in which COMPANY submits at least [***] ([***]) POS combined (Dial / SSL /IP) authorizations per month (“POS Transaction Goal”) or [***] shall be as follows:

1.1.1.	WATs & FGB/950

This is a nationwide service where the merchant’s device can make a ‘(FGB)/950’ or ‘WATS/1-800’ call to access the TSYS POS Network for authorization and data capture processing.

Tier	Monthly Authorization Transaction Volume	Per Transaction Fee	Applies to
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]

N.B.1	Fees apply to domestic only.
N.B.2	Combined fee for authorization and capture, based on number of authorization transactions.
N.B.3	Blended price for WATS and FGB traffic.
N.B.4	Charges for check, debit and EBT transactions will be applied on top of the basic authorization/capture fee.
N.B.5	An authorization and a capture occur for each transaction, if the capture count from third party networks exceeds the authorization count, then TSYS shall charge $[***] per excess capture transaction, this will be evaluated on a BIN by BIN basis. For the avoidance of doubt, the intention here is not to charge $[***] per capture transaction for the delivery of a capture file to COMPANY’S Clearing and Settlement provider. This is to avoid a situation where COMPANY utilizes another vendor for authorization services and requires TSYS to provide capture services, without a fee.

1.1.2.	VirtualNet® – Internet Payment Gateway

1.1.2.1.	SSL Transactions

Tier	Monthly Authorization Transaction Volume	Per Transaction Fee	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]

N.B.1	Combined fee for authorization and capture, based on number of authorization transactions.
N.B.2	Charges for check debit and EBT transactions will be applied on top of the basic authorization/capture fee.
N.B.3	An authorization and a capture occur for each transaction, if the capture count from third party networks exceeds the authorization count, then TSYS shall charge $[***] per excess capture transaction, this will be evaluated on a BIN by BIN basis. For the avoidance of doubt, the intention is not to charge $[***] per capture transaction for the delivery of a capture file to COMPANY’S Clearing and Settlement provider. This is to avoid a situation where COMPANY utilizes another vendor for authorization services and requires TSYS to provide capture services, without a fee.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.2.	POS Interim Pricing – Dial / SSL / IP

In the month COMPANY reaches the POS Transaction Goal, TSYS will begin billing for this month and thereafter until [***] as follows:

Tier	Monthly Authorization Transaction Volume	Per Transaction Fee	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]

*	The Blended Rate will be calculated by multiplying the sum of the fees for each connectivity type (Dial / SSL / IP) under the existing pricing structure from Sections 1.1.1 and 1.1.2 above, and dividing it by the total number of POS Authorizations (Dial / SSL / IP) during the month in which COMPANY achieves the POS Transaction Goal
N.B.1	Fees apply to domestic only.
N.B.2	Combined fee for authorization and capture, based on number of authorization transactions.
N.B.3	Charges for check, debit and EBT transactions will be applied in addition to the basic authorization/capture fee.
N.B.4	Capture fees of $[***] per transaction will apply to transactions not authorized on TSYS.
N.B.5	Network (switching) fees will be assessed in addition to the transaction fees and will be passed through to COMPANY.

1.3.	POS Pricing – Dial / SSL / IP

Beginning April 1, 2013 through the end of the Initial Term and any Renewal Terms the POS pricing and structure for combined Dial/SSL/IP transactions will be as follows:

1.3.1.	POS Pricing – Dial / SSL / IP

Tier	Monthly Authorization Transaction Volume	Dial / SSL / IP Transaction Fee	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

N.B.1	Fees apply to domestic only.
N.B.2	Combined fee for authorization and capture, based on number of authorization transactions.
N.B.3	Charges for check, debit and EBT transactions will be applied in addition to the basic authorization/capture fee.
N.B.4	Capture fees of [$[***]] per transaction will apply to transactions not authorized on TSYS
N.B.5	Network (switching) fees will be assessed in addition to the transaction fees and will be passed through to COMPANY.

2.	Wireless Transaction Processing

2.1.	Technologies

2.1.1.	General Packet Radio Service (“GPRS”)

GPRS is a specification for data transfer on TDMA and GSM networks with speeds of up to one hundred seven (107) Kbps. GPRS has wireless data coverage in most major metropolitan areas.

2.1.2.	Code-Division Multiple Access (“CDMA”)

A digital cellular technology that uses spread-spectrum techniques. CDMA does not assign a specific frequency to each user. Instead, every channel uses the full available spectrum

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2.1.3.	Wireless Transaction Processing Fees

Service Provider Network	Motient		CDMA		GRPS
Initial set-up fee, per address	$	[***]	$	[***]	$	[***]
Monthly IP address fee	$	[***]	$	[***]	$	[***]
Per transaction fee (regardless of whether transactions are for authorization and capture, authorization only or capture only)	$	[***]	$	[***]	$	[***]

3.	Electronic Commerce

3.1.	VirtualNet® – Internet Payment Gateway

3.1.1.	VirtualNet® Help Desk Call Fees

Item	Per	Fee
VirtualNet Help Desk Call	Per Call	$	[***]

N.B.1	Applies to all VirtualNet Connectivity Suite products.
N.B.2	Applies to merchants that use Class B approved devices. Class A approved and supported devices (i.e. POS-partner 2000) are billed at standard help desk rates.
N.B.3	Includes twenty-four (24) hours/day, seven (7) days/week help desk support availability for merchants that use VirtualNet.

3.1.2.	VirtualNet® Residency Fees

Residency Type	Per	Fee
VirtualNet® IP Residency Fee	Per Terminal, Per Month	$	[***]
VirtualNet® SSL / SET Residency Fee	Per Terminal, Per Month	$	[***]

3.1.3.	IP Enpoint Setup Fees and Monthly Endpoint Fees

IP merchants or their solution providers must establish a point to point link to support production transactions. There is a set up fee and a monthly fee associated with the endpoint on a per quote basis. Circuits include IPSec Encryption standard.

A backup method of communication is required. Options for the backup method include an additional circuit, an ISDN connection (maximum bandwidth 128K), SSL, or VPN. The backup will be tested as part of implementation.

3.1.3.1.	Enpoint Setup Fees

Item	Set-up Fee
Circuit/ Per Circuit	$	[***]
T1 or Fractional	$	[***]
Router/ Per Router		[***]
ISDN/ Per ISDN Connection	$	[***]
Demarc Extension—Per Extension	$	[***]
Host IP Address Change	$	[***]
Expedite (Rush)	$	[***]

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3.1.3.2.	Monthly Endpoint Fee

Type	Bandwidth	Monthly Fee
Type 1	56Kbps fixed data rate	[***]
Type 2	64Kbps fixed data rate	[***]
Type 3	128Kbps fixed data rate	[***]
Type 4	256Kbps fixed data rate	[***]
Type 5	384 Kbps fixed data rate	[***]
Type 6	512Kbps fixed data rate	[***]

N.B.1	A twelve (12) month minimum installation commitment is required for all Frame Relay circuit / endpoint installations.
N.B.2	If a Frame Relay circuit / endpoint is un-installed prior to the expiration of the initial twelve (12) month period, the remaining balance will be invoiced by TSYS.
N.B.3	The twelve (12) month commitment will automatically renew each year.
N.B.4	Non-return of router upon service termination will result in billing for the router, prorated based on a thirty-six (36) month life.

3.1.3.3.	Monthly Router Fee / Per Circuit Per Quote

3.1.3.4.	Monthly ISDN Backup Fees / Per Circuit

Type	Bandwidth	Monthly Fee
Single Channel	56 or 64 Kbps fixed data rate	$	[***]
Dual Channel	128 Kbps fixed data rate	$	[***]

3.1.3.5.	Monthly Encryption (where available)

3.1.4.	VirtualNet Virtual Private Network (“VPN”)

The TSYS VPN provides a method of connecting to the TSYS VirtualNet Gateway over a VPN without requiring a frame circuit. The pricing structure covers the initial setup costs and monthly fees associated with the VPN router, which is deployed by TSYS directly to the merchant.

Type	Bandwidth	Monthly Fee
VPN Initial Setup Fee	Per Setup	$	[***]
VPN Monthly Fee	Per VPN ID, Per Month	$	[***]

N.B.1	COMPANY is responsible for ensuring that each endpoint maintains Internet connectivity (i.e. Cable, DSL, T1), firewall and at least one (1) registered IP address for exclusive use by TSYS.

4.	TSYS® SARATOGA Platform See Exhibit B-1

5.	DialPay®

5.1.	DialPay Authorization & Capture Transactions

Transaction Type	Per	Fee
IVR Authorization	Per Transaction	$	[***]
Voice Authorization	Per Transaction	$	[***]
Referral Authorization	Per Transaction	$	[***]
Administration / Other	Per Transaction	$	[***]
Capture Transaction	Per Transaction	$	[***]

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5.2.	Dial Pay Residency Fee

Merchant Type	Per	Fee
Merchants processing on TSYS with a full file build set up	Per Record On File, Per Month		[***]
Merchants using DialPay® as sole source for transaction processing (Stage Only file build with an “IV” attachment code)	Per Record On File, Per Month	$	[***]
Merchants using DialPay® as a backup authorization service (Stage Only file build with “IT” attachment code)	Per Record On File, Per Month	$	[***]

5.3.	Merchant Central File System (“MCFS”)

The Merchant Central File System provides for the conversion of Visa and MasterCard merchant numbers to the corresponding non-bankcard (American Express, Discover, JCB, and Diners) merchant numbers to support a merchants’ ability to accept such non-bankcard transactions.

Item	Per	Fee
MCFS Residency Fee	Per Terminal, Per Month	$	[***]
MCFS Updates	Per MCFS Update	$	[***]

6.	POS Merchant Support Services

6.1.	POS Terminal Conversions

6.1.1.	Merchant Boarding / Data Entry

Item	Per	Fee
Global / Batch UploadN.B.1	Per Upload	$[***]
Company Builds	NA	See Section 6.2 below
TSYS Profile Builds	NA	See Section 6.2 below

N.B.1	Data file must meet TSYS requirements.

6.1.2.	Conversion-Related Downline Load

Item	Per	Fee
Downline Load (“DLL”) N.B.1	Per DLL	$	[***]

N.B.1	Performing up to three (3) call attempts per merchant in order to affect the full download.

6.1.3.	Merchant Training

Merchant Training Type	Per	Fee
Merchant Terminal TrainingN.B.1	Per Session	$	[***]
Merchant Printer Training N.B.1	Per Session	$	[***]

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6.2.	Merchant Profile Management

Option #1 – Legacy Clients (TSYS MMS Online Access)

Monthly Logons	Price per logon	Applies to:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	The MMS Residency Fee is the same as the Stage Only Help Desk Residency Fee in Subsections 6.3.3 and 6.3.4.

Option #2 – New/ Non-Legacy Clients

Item	Per	Fee
Boarding, Maintenance & XML	NA	See Exhibit “E”
Profile Builds	NA	See Exhibit “E”

6.3.	Terminal Support Options

6.3.1.	Full Service 24x7 Help Desk Support (Class A terminal applications only)

Item	Per	Fee
Monthly Help Desk Fee	Per Terminal, Per Month	$[***]
Help Desk Call Fee N.B.1	Per Call	$[***]
Downline Load N.B.2	Per Event Over Threshold	$[***]

N.B.1	Exclusive of TSYS POS Network issues.
N.B.2	VeriFone terminals are permitted three (3) DLL per merchant per month before charges occur. Hypercom terminals are permitted four (4) DLL per merchant per month before charges occur.

6.3.2.	After Hours Help Desk Support (Class A terminal applications only)

Item	Per	Fee
Monthly Help Desk Fee	Per Terminal, Per Month	$[***]
Help Desk Call Fee: Non-Peak Hours N.B.1	Per Call	$[***]
Help Desk Call Fee: Peak Hours N.B.1	Per Call	$[***]
Downline Load N.B.2	Per Event Over Threshold	$[***]

N.B.1	Exclusive of TSYS POS Network issues.
N.B.2	VeriFone terminals are permitted three (3) DLL per merchant per month before charges occur. Hypercom terminals are permitted four (4) DLL per merchant per month before charges occur.

6.3.3.	Download-Enabled Stage Only (Download capability provided for Class A terminal applications only)

Item	Per	Fee
Monthly Help Desk Fee	NA	[***]
Help Desk Call Fee N.B.1	Per Call	$[***]
Downline Load	Per Event	$[***]

N.B.1	Exclusive of TSYS POS Network issues.

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6.3.4.	Non-Supported Merchants (Class B)

Item	Per	Fee
Monthly Help Desk Fee	NA	[***]
Help Desk Call Fee N.B.1	Per Call	$[***]
Downline Load	Per Event	[***]

N.B.1	Exclusive of TSYS POS Network issues.

6.4.	Data Query (SQL Requests)

Query Type	Per	Fee
Special Programming Charge –Regular Job	Per Job up to Two (2) Hours	$[***]
Special Programming Charge –Large Job	NA	[***]

6.5.	Bank Rep Call

Item	Per	Fee
Bank Rep Call	Per Call	$[***]

7.	Integrated Debit/EBT Support Services

7.1.	Debit/EBT Gateway and Network Fees

7.1.1.	Debit Gateway Fee

The VisaNet Debit/EBT® Gateway fee applies to all debit POS transactions that must be switched to other on-line debit networks for authorization. This fee recovers costs associated with the gateway service and the settlement and reconciliation of debit transactions. The VisaNet® Debit/EBT Gateway Fee is assessed in addition to applicable transaction access fees.

Debit/EBT Gateway Fee – InterLink Transaction

Debit/EBT Gateway Fee -.InterLink Transaction	Pass Through (Currently No Charge)

Debit/EBT Gateway Fee – Non-InterLink Transaction

Monthly Debit/EBT Gateway Transactions	Transaction Fee	Applies To
[***]	[***]	[***]

7.1.2.	Debit Network Fees

All Debit Network (switching) fees assessed by the Debit Networks will be passed through to COMPANY.

7.2.	TSYS Fax Adjustment Service

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Integrated debit users with a low monthly volume of adjustments (e.g., chargebacks, etc.) may choose to utilize the fax adjustment service. The fee applies to adjustments sent and received by fax for debit card transactions processed through VisaNet®. Fees are assessed on a “per item” basis and do not include fees that may be assessed by debit POS networks.

Number of Adjustment Items	Per	Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

8.	POS Authorization Log Paper Reports

Upon request, TSYS may provide COMPANY with a paper copy of COMPANY’s authorization log report from TSYS® e-Connections and / or the TSYS transaction inquiring system at the below pricing.

Item	Per	Fee
Credit Transactions and up to 50 debit transactions	Per Report, Per Day	$[***]
Credit Transactions and over 50 debit transactions	Per Report, Per Day	[***]

9.	Merchant Link Gateway Fees

Micros Transactions (pass-through; in addition to the underlying authorization/capture fees)

Item	Per	Fee
Micros/Merchant Link Authorization (Dial)	Per Transaction	$[***]
Micros/Merchant Link Capture (Dial)	Per Transaction	$[***]
Micros/Merchant Link Authorization (SSL)	Per Transaction	$[***]
Micros/Merchant Link Capture (SSL)	Per Transaction	$[***]
Micros/Merchant Link Authorization (IP)	Per Transaction	$[***]
Micros/Merchant Link Capture (IP)	Per Transaction	$[***]

10.	VeriSign® Payment Services

10.1.	Product Descriptions

VeriSign’ s PayFlow(sm) product line is a set of two (2) products that will allow Internet merchants to accept credit, debit and electronic check payments.

10.1.1.	PayFlow(sm) Link allows merchants to incorporate payment processing into their web site without requiring programming. PayFlow(sm) Link is targeted for merchants who process up to one thousand (1,000) transactions per month.

10.1.2.	PayFlow(sm) Pro provides payment services for businesses that require peak site performance and direct control over payment functionality. PayFlow(sm) Pro supports merchants of any size but is especially suited for those processing more than one thousand (1,000) transactions per day. PayFlow(sm) Pro is a flexible API-based solution that allows the merchant web site to support multiple payment options such as credit, debit and electronic check.

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10.2.	VeriSign® Pricing

Item	PayFlow(sm) Link*	PayFlow(sm) Pro
Setup Fee	$[***]	$[***]
Monthly Fee	$[***]	$[***]
VirtualNet® IP Transaction Fee	[***]	[***]
Gateway Transaction Fee	$[***]	$[***]
24x7 Supported merchant: Monthly Help Desk Fee	$[***]	$[***]
24x7 Supported merchant: Per Call Fee	$[***]	$[***]
Non-Supported merchant: Monthly Help Desk Fee	$[***]	$[***]
Non-Supported merchant: Per Call Fee	$[***]	$[***]

*	Pricing applies for any legacy Cybercash merchant.
N.B.1	Any merchant not designated as a 24x7 supported merchant will be classified as a non-supported merchant.
N.B.2	For PayFlow(sm) Link, the first five hundred (500) gateway transactions per month per merchant are at no charge. Thereafter, the PayFlow(sm) Link pricing set forth above will apply.
N.B.3	For PayFlow(sm) Pro, the first one thousand (1,000) gateway transactions per merchant are at no charge. Thereafter, the PayFlow(sm) Pro pricing set froth above will apply.

10.3.	VeriSign® Standard Reseller Agreement

TSYS is a reseller of the VeriSign PayFlow(sm) products for merchants to accept credit, debit and electronic payment via the Internet. COMPANY hereby agrees to the terms and conditions of the VeriSign Reseller Agreement attached hereto as Exhibit “B-I”.

11.	Optional Services

11.1.	Selective Debit Reject Service

Selective Debit Reject Service is a tool which enables COMPANY to selectively reject debit transactions based on transaction ID codes in the transaction authorization record. The acquirer is responsible for selection of the transaction ID codes. Rejected debit transactions are prevented from going to the associations for authorization. TSYS will send a reject message to the POS application.

Item	Per	Fee
Implementation Fee	Per client	$[***]
Monthly Maintenance Fee	Per client	$[***]
Update Fee: BIN Level Updates	Up to [***] BIN level updates per month	[***]
Update Fee: BIN Level Updates	In excess of [***] BIN level updates per month	$[***]
Update Fee: Merchant Level UpdatesN.B.1

N.B.1	Maximum of one hundred (100) merchants per load.

12.	File Transmission Descriptions

12.1.	Terms and Conditions

The pricing contained herein is based on files being transmitted to one end-point only. Transmission of the same file to multiple end-points will be charged separately.

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12.2.	Authorization and Capture File Transmissions

12.2.1.	Authorization Detail File (ADF) Description.

The ADF provides detailed authorization data with flexible delivery windows, multiple file transfer mechanisms, and flexibility for customer-developed analyses. File specifications for the ADF are available upon request.

12.2.2.	Authorization Summary File (ASF) Description.

The ASF provides summary level authorization data with flexible delivery windows, multiple file transfer mechanisms, and merchant-specific inclusion/exclusion reporting criteria. File specifications for the ASF are available upon request.

12.2.3.	Capture Detail File (CDF) (Formerly the DD256 File) Description.

The CDF contains detailed capture data for bank card and non-bankcard transactions as well as enhanced Level III capture data. File specifications for the CDF are available upon request.

12.3.	Authorization and Capture File Transmissions Pricing

12.3.1.	Set-Up Fee

Item	Per	Fee
Initial BIN Set-up	One-time fee for all BINS set-up during the initial set- processN.B.1	$[***]*
Per BIN Set-up after Initial BIN set-up	Fee per BIN for additional BIN set-up after the Initial BIN set-upN.B.2	$[***]

*	Initial BIN Set-up fee waived for initial BIN implementation.
N.B.1	Set-up fees will be due to TSYS within thirty (30) days from the Effective Date of this Agreement.
N.B.2	Set-up fee for additional BINs will be due to TSYS within thirty (30) days of BIN implementation.

12.3.2.	Monthly Fee

Tier	Monthly Kilobytes	Price, per kilobyte per month	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]

Item	Fee
Monthly Minimum, applied on a per BIN basis (ADF, ASF, CDF)	$[***]

13.	Front End File Transmission Connectivity Options

13.1.	Connect Enterprise Mailbox Option

The Connect Enterprise Mailbox Option is a file(s) delivered to Connect Enterprise Mailbox(s) on the TSYS System. COMPANY or the endpoint must pull the file(s) from the mailbox(s) via Secure FTP. This service is not suitable for clients or endpoints receiving more than fifty (50) MB of data per day mailbox.

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13.2.	Connect Enterprise Mailbox Pricing

Item	Per	Fee
Connect Enterprise Mailbox Set-up Fee	Per Setup	$[***]
Connect Enterprise Mailbox Monthly Fee	Per Mailbox	$[***]

14.	File Transmission Data Line

Circuit size (Fractional T-1)	Routers included	POTS Lines included	ISDN	Open pipe architecture	24x7 TSYS Monitoring & Support	Standard Pricing, per month
2 X 64K	Yes	Yes	No	Yes	Yes	$[***]
2 X 128 K	Yes	Yes	No	Yes	Yes	$[***]
2 X 256K	Yes	Yes	No	Yes	Yes	$[***]
2 X 384K	Yes	Yes	No	Yes	Yes	$[***]
2 X 512K	Yes	Yes	No	Yes	Yes	$[***]

N.B.1	There is no set-up fee; however a twelve (12) month commitment is required.

15.	Level III Data Capture

15.1.	Level III Data Capture Description

In order to capture Level III Data for the CDF, COMPANY must be utilizing TSYS’ “Electronic Data Capture of Enhanced Data (Level III) Associated with Visa/MasterCard Branded Purchasing Cards” service.

15.2.	Level III Data Capture Pricing

15.2.1.	Set-Up Fee

Item	Per	Fee
Initial BIN Set-up	One-time fee for all BINS set-up during the initial set- processN.B.1	$[***]*
Per BIN Set-up after Initial BIN set-up	Fee per BIN for additional BIN set-up after the Initial BIN set-upN.B.2	$[***]

*	Initial BIN Set-up fee waived for initial BIN implementation.
N.B.1	Set-up fees will be due to TSYS within thirty (30) days from the Effective Date of this Agreement.
N.B.2	Set-up fee for additional BINs will be due to TSYS within thirty (30) days of BIN implementation.

15.2.2.	Transaction Fee

Item	Per	Fee
Transaction Fee	Per Capture Transaction Record containing Enhanced Level III Data*	$[***]

*	In addition to standard authorization and capture fees.

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16.	Summit Gateway

16.1.	Summit Gateway Functionality

TSYS’ Summit Gateway provides transaction processing services in which authorization and capture information is transmitted to and maintained at the host level without having to receive batch transmissions from the store-level point-of-sale device. The information is used by TSYS to create capture files for COMPANY on behalf of merchants.

16.1.1.	Default Batch Processing

Default Batch Processing is a mandatory service enabled in the Summit Gateway applicable to all Summit Gateway devices, whereby at a minimum, every forty-eight (48) to fifty (50) hours the Summit Gateway forces a merchant batch to close and submits for settlement every transaction authorized from a Summit Gateway device.

16.2.	Summit Gateway Pricing

16.2.1.	Summit Gateway Access Fee,

per host capture terminal, per month                                     $[***]*

*[***]

N.B.1	This fee applies to all terminals that are setup in the system of record as being enabled for Summit Gateway processing; the fee is in addition to any residency or monthly support fee incurred from other services (Dial, IP or SSL).

16.2.2.	Summit Gateway Transactional Fee

Authorization / Capture / Administrative Transaction

sent via Summit Gateway        Pricing Per Sections 1.1, 3.1.1, and 3.1.3

N.B.1	All Authorization/Capture/Administrative transactions processed through the host will include a capture record and will be priced as an Authorization/Capture transaction for the appropriate access method (Dial, IP, SSL). T7zis fee applies to all Authorization/Capture transactions that are generated from the merchant’s terminals and sent through the host and are subject to the terms and conditions herein.

N.B.2	Batch Detail Report requests, Tip Adjustment transactions and other Adjustment transactions will be itemized but will not incur a fee.

16.2.3.	Default Batch Processing Fee

Functionality	Fee
Batch Fee, per Default Batch Processing event (Forced batch performed by TSYS)	$	[***	]
Batch Fee, per Non-Default Batch Processing event (Optional batch directed by COMPANY or Merchant)	$	[***	]

*	COMPANY or the merchant may manually trigger the batch to avoid this fee.

17.	POS-port® Merchant Store Interface

Ongoing support for the POS-port® Merchant Store Interface products. These products are no longer available for new installations.

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17.1.	Monthly Access Fee

POS-port® Units	Monthly Access Fee	Applies to:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

N.B.1	The monthly access fee includes the POS-port® maintenance and customer support (twenty-four (24) hours/day, seven (7) days/week help desk).
N.B.2	Dial access fees apply in addition to the POS-port® Monthly Access Fees.
N.B.3	There is a minimum install period of twelve (12) months.
N.B.4	Change of sponsorship fee for up to five (5) POS-port® units is [***] dollars ($[***]). Change of sponsorship fee beyond the fifth (5th) unit is by quotation.

18.	Miscellaneous POS Services I Pass-Through Fees

Other miscellaneous services provided but not specifically listed herein.        Per Quote

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Exhibit B-I

Transaction Central, ePay, and SARATOGA

1.	Definitions

“Virtual Station ID” shall be defined as the Endpoint ID in Header Field 6 found in the ISO specification documentation. This ID is used for message matching and billing.

2.	Direct Connect Service

The pricing and terms outlined here apply to the Direct Connect Service installation (an ISO 8583 format lease line), such service defined as the “COMPANY DCS”, between TSYS’ authorization system and COMPANY’s Transaction Central platform.

2.1.	Compliance

Prior to the performance of COMPANY DCS, a Payment Card Industry (“PCI”) Report Letter of Acceptance from Visa, must be provided by COMPANY to TSYS for each endpoint. COMPANY will be responsible for providing annual updates on the PCI compliance of each endpoint.

2.2.	Monthly Endpoint Fee

The “Endpoint” is the COMPANY DCS platform.

Tier	Endpoint Size	Price per Month
1	56 kps	$	[	***]
2	128 kps	$	[	***]
3	256 kps	$	[	***]
4	384 kps	$	[	***]
5	512 kps	$	[	***]

2.3.	ePay Merchants

The following pricing and terms apply to all ePay merchants that utilize the COMPANY DCS and process under BIN 469414.

2.3.1.	Transaction fee, per authorization See Section 2.4.4.1

2.3.2.	Terms of Use

2.3.2.1.	COMPANY agrees to insert the same “Virtual Station ID” into their authorization records for all of the ePay Merchants that will be processing through the COMPANY DCS endpoint.

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EXCHANGE COMMISSION.

2.4.	Transaction Central Merchants

2.4.1.	Transaction Central Merchant Terms of Use

2.4.1.1.	Only merchants that use a Transaction Central point-of-sale application and that connect to Transaction Central by methods other than dial up (each, a “Transaction Central Merchant”) may utilize COMPANY DCS.

2.4.2.	Pricing Options

TSYS will provide two pricing options for the Transaction Central merchants utilizing the COMPANY DCS.

2.4.2.1.	Major Merchant Option

This option is designed for a merchant with multiple locations or different merchants owned by one single entity. Each merchant or corporate entity that utilizes this option will have its own volume-based pricing tier as well as a flat monthly fee. Any merchant set up under this pricing option will adhere to the terms and conditions detailed in Subsection 2.4.3.3 below.

2.4.2.2.	Aggregated Merchant Option

This option is designed for independently-owned or smaller volume merchants (“Aggregated Transaction Central and ePay Merchants”). The transaction volume for the Aggregated Merchants will be priced in aggregate with no monthly fee per merchant. All merchants set up under this pricing option will adhere to the terms and conditions detailed in Subsection 2.4.4 below.

2.4.3.	Major Merchant Option.

2.4.3.1.	Transaction Fee – per Authorization, per Merchant

Tier	Monthly Transaction Volume, per Merchant	Price per Transaction
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Tier	Monthly Transaction Volume, per Merchant	Price per Transaction
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
13	[***]	[***]
14	[***]	[***]

N.B.1	Tier price applies to all transactions for a given merchant if total volume falls within a specific tier.

2.4.3.2.	Monthly Fee per Merchant

2.4.3.2.1.	Merchant Fee, per month $[***]

N.B.1	Each major merchant processed via the COMPANY DCS will be billed the above fixed monthly fee.

2.4.3.3.	Major Merchant Option Terms of Use

2.4.3.3.1.	COMPANY agrees to insert a multi digit identifier into each transaction (“Virtual Station ID”). Each major merchant set up on the COMPANY DCS will have its own unique Virtual Station ID. COMPANY will provide TSYS fourteen (14) calendar days notice of any new or modified entity in order for TSYS to set up a new or modified major merchant Virtual Station ID.

All new or modified Virtual Station IDs will require message format certification to ensure the accuracy of the new or modified Virtual Station ID and associated transactions.

2.4.3.3.2.	The tiered transaction pricing is individually applied to the transaction volume of each entity identified by the Virtual Station ID and will not be aggregated with the volume of any other entity or transactions types.

2.4.3.3.3.	There will be no separate charge for the delivery of the capture file to TSYS’ clearing and settlement platform.

2.4.4.	Aggregated Transaction Central and ePay Transaction Merchants

2.4.4.1.	Transaction Fee

Tier	Monthly Transaction Volume	Per	Fee
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

N.B.1	All Aggregated Merchants must be identified by a single unique Virtual Station ID (i.e., each merchant will have the same Virtual Station ID) as described in the billing procedures below.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.4.4.2.	Aggregated Merchants Option Terms of Use

2.4.4.2.1.	COMPANY agrees to insert the same Virtual Station ID into their authorization records for each Aggregated Merchant that will be processing through the COMPANY DCS.

2.4.4.2.2.	There will be no separate charge for the delivery of the capture file to TSYS’ clearing and settlement platform.

3.	TSYS® SARATOGA Platform

3.1.	Monthly Fee per Endpoint

Tier	Endpoint Size	Price per Month
1	56 kps	$	[***]
2	128 kps	$	[***]
3	256 kps	$	[***]
4	384 kps	$	[***]
5	512 kps	$	[***]

3.2.	Transaction Fee - Per Authorization

Tier	Monthly Transaction Volume	Price per Transaction
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
13	[***]	[***]

3.3.	Optional File Delivery Monthly Fee

Item	Per	Fee
Direct Capture / Endpoint Reporting	Per Month	$	[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.4.	TSYS SARATOGA Pricing Notes

3.4.1.	The tiered transaction pricing is applied against transaction volume of each single endpoint and will not be aggregated with the volume of any other endpoint or transaction types.

3.4.2.	The transaction unit rate is effective for all transactions once a tier is reached.

3.4.3.	Each endpoint requires a twelve (12) month minimum commitment. Any endpoint that is de-installed prior to the end of the twelve (12) months will be billed the monthly fee for the full commitment period.

3.4.4.	The TSYS SARATOGA leased line pricing is for single merchant processing only and may not be used for the aggregation of other merchants by a processor or acquirer.

3.4.5.	The monthly fees for Direct Capture File Delivery will be waived for merchants using TSYS’ clearing and settlement processing.

3.4.6.	The pricing provided above is valid only for those merchants that will utilize the TSYS SARA TOGA lease line to process both Visa and MasterCard transactions. In the event a merchant decides not to process both Visa and MasterCard transactions through TSYS SARA TOGA, then pricing will be provided by TSYS on a per-quote basis.

3.4.7.	Pricing located in Section 4.1 is applicable for endpoints located within the continental United States. All other endpoints will be “Per Quote”.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit B-II

VeriSign® Reseller Terms and Conditions

1.	Merchant Responsibilities

1.1.	Merchant Responsibilities. Reseller acknowledges that each Registered Merchant will be responsible for developing and maintaining a relationship with a Financial Institution to provide payment authorization services for Transactions. Reseller acknowledges that VeriSign will have no obligation to provide or facilitate any such relationships and VeriSign shall not be responsible or liable to Reseller, a Reseller or a Merchant in the event that a Financial Institution declines to establish a merchant account or authorize Transactions for such Merchant. In addition, Reseller agrees that each Registered Merchant will be responsible for providing access or connectivity to the Internet, including without limitation, maintaining an account with an Internet service provider.

1.2.	Secure Transmissions. Reseller acknowledges that VeriSign is not a financial or credit reporting institution; VeriSign only provides secure data transmission for Registered Merchants to effect certain payment authorizations; and is in no manner responsible for the results of any credit inquiry. Reseller acknowledges that data transmissions which take place during the performance of the Services will be “secure.” For purposes of this Reseller Terms and Conditions, the term secure means that VeriSign has implemented security systems consisting of encryption and “firewall” technologies, which are consistent with industry standards to provide security for the transmission of information over the Internet. VeriSign does not guarantee that such security is secure or impregnable, and VeriSign will not be responsible in the event of the infiltration of its security systems, provided that VeriSign has used reasonable efforts to prevent any such infiltration. Reseller further acknowledges and agrees that VeriSign is not responsible for the security of Transaction data or information or any other information stored on Reseller’s servers, Resellers’ servers, a Registered Merchant’s servers or any other party’s servers.

1.3.	Web Site Hosting. Reseller acknowledges and agrees that VeriSign is not responsible for

1.3.1.	Developing, hosting or maintaining the web sites of Reseller, Resellers, Registered Merchants or Financial Institutions,

1.3.2.	A Registered Merchants’ connection to the Internet,

1.3.3.	Customers’ connection to the Internet, or

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.3.4.	The availability or the performance of the Internet or the software products which enable access or connection to the Internet.

2.	License; Access Rights

2.1.	License Grant. Subject to the terms of this Reseller Terms and Conditions, VeriSign hereby grants to Reseller a nonexclusive, non-assignable, limited right and license to access and distribute to Resellers and Registered Merchants the rights to access the Services from VeriSign’s servers for the sole and exclusive purpose of enabling VeriSign to provide the Services to Registered Merchants. In addition, VeriSign hereby grants to Reseller a non-exclusive, non-assignable right and license to use the Software and the applicable developer and user guides, technical specifications, white papers and marketing and sales collateral provided to Reseller by VeriSign (“Documentation”) solely for internal training and technical support purposes and solely in conjunction with Reseller’s resale of the Services.

3.	Trademark License And Restrictions

3.1.	License. Reseller and VeriSign grants to the other party (“Licensee”) a nonexclusive, worldwide and non-transferable license to use the trademarks and service marks of the Licensor (including the VeriSign Logo) (collectively, the “VeriSign Trademarks”) to fulfill each party’s respective obligations under this Reseller Terms and Conditions including (i) in connection with Reseller’s activities as a VeriSign authorized reseller, including the Co-Branding (in accordance with the terms of this Reseller Terms and Conditions, and (ii) to promote the Services and the relationship of the parties established by this Reseller Terms and Conditions. Each party, as Licensee, acknowledges that VeriSign is the sole and exclusive owner of the VeriSign Trademarks and that Licensees use of the VeriSign Trademarks will not create any right, title or interest in such VeriSign Trademarks in Licensee. Except as prohibited by law, Licensee agrees that it will do nothing inconsistent with such ownership, either during the term of this Reseller Terms and Conditions or afterwards. Licensee agrees that its use of the VeriSign Trademarks will inure to the benefit of and be on behalf of VeriSign. Each use of the License Trademarks will clearly indicate VeriSign as the owner of the VeriSign Trademark. Licensee shall not register any VeriSign Trademark anywhere in the world. Licensee shall not adopt or register any VeriSign Trade mark confusingly similar to or incorporating any mark utilized by VeriSign.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.	User Data

Reseller acknowledges and agrees that in the course of providing the Services, VeriSign will capture certain Merchant, Transaction and Customer information (collectively, the “Data”). In addition, VeriSign shall not disclose Data to third parties or use the Data, except that VeriSign shall have the rights to

4.1.	Use the Data as required to provide the Services to Registered Sellers (including distributing the Data to third parties providing services requested by a Registered Merchant);

4.2.	Maintain the Data as long as necessary or as required by law and used internally for record keeping, internal reporting and support purposes;

4.3.	To contact Merchants regarding use of and access to the Services; and

4.4.	Provide the Data as required by law or court order, or to defend VeriSign’s rights in a legal dispute.

5.	Term And Termination

5.1.	Termination of PayFlow(sm) Services-TSYS. In the event that TSYS notifies Reseller that the PayFlow(sm) product is no longer available, reseller will:

5.1.1.	Immediately cease representing itself as an authorized reseller of VeriSign

5.1.2.	Cease any and all use of VeriSign’s intellectual property (including without limitation the VeriSign name, logo and other VeriSign trademarks),

5.1.3.	Cease offering the Services to Resellers and Merchants and

5.1.4.	Pay all amounts due VeriSign as provided in this Reseller Terms and Conditions.

5.2.	Termination of PayFlow(sm) Services-Reseller. In the event that TSYS notifies Reseller that the PayFlow(sm) product is no longer available, VeriSign agrees to immediately

5.2.1.	Cease representing Reseller as an authorized reseller of VeriSign on VeriSign’s web site and

5.2.2.	Cease any and all use of Reseller’s intellectual property (including without limitation Reseller’s name, logo and other Reseller trademarks).

5.3.	Termination of Reseller Terms and Conditions. Upon termination or expiration of this Reseller Terms and Conditions, the parties shall use reasonable efforts to wind down the provision of Services as follows:

5.3.1.

During the Wind Down Period, Reseller and VeriSign shall work together to facilitate the migration of the existing Registered Merchants, in approximately equal proportions, directly to VeriSign or to another

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

payment gateway provider as designated by Reseller. If Reseller Terms and Conditions are terminated due to material breach, Merchants will be migrated to VeriSign, in the case of Reseller’s breach, or to the designated payment gateway provider, in the case of VeriSign’s breach. Except in the event the Reseller Terms and Conditions is terminated due to VeriSign’s breach, VeriSign shall have the right to contact Registered Merchants as necessary to carry out the rights and obligations in this Section.

5.4.	By Reseller. Reseller agrees to indemnify, defend and hold VeriSign and its officers, directors and employees harmless from and against any and all third party claims, obligations, liabilities, damages, costs and expenses (including, without limitation, attorney’s fees and costs) arising out of, resulting from, or relating to (i) Reseller’s breach of any provision of this Reseller Terms and Conditions, (ii) a Reseller’s breach of any applicable provision of this Reseller Terms and Conditions, or (iii) representations or warranties made by Reseller regarding the Services other than as approved by VeriSign in writing.

6.	Limitation of Liability

6.1.	IN NO EVENT WILL VERISIGN’S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED TWO TIMES THE TOTAL AMOUNT OF FEES PAID BY RESELLER TO VERISIGN HEREUNDER DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT WHICH GAVE RISE TO THE CLAIM FOR DAMAGES. IN ADDITION, IN NO EVENT WILL EITHER PARTY OR THEIR RESPECTIVE CLIENTS BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER THIRD PARTY FOR ANY LOST OPPORTUNITY OR PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, PUNITIVE, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING OUT OF THIS AGREEMENT, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY (INCLUDING NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE LIMITATIONS IN THIS SECTION SHALL PREVAIL OVER ANY CONFLICTING TERMS ELSEWHERE IN THIS AGREEMENT.

7.	Third Party Limitation

Reseller acknowledges that, in providing the Services to Registered Merchants, VeriSign will necessarily rely upon information, instructions and services from Reseller or Resellers, and their employees and agents, financial and credit institutions (including Financial Institutions), and other third parties providing computer and communications hardware and software services and instructions. Reseller assumes the risk associated with errors in such information, instructions and services, provided that VeriSign has accurately transmitted data and/or complied with authorized instructions in performance of the Services.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

8.	Warranty Limitation

8.1.	Limited Warranties. VeriSign represents and warrants that the Services shall operate substantially in accordance with applicable published user documentation provided by VeriSign. In the event Reseller notifies VeriSign that VeriSign is in breach of any warranty contained in this Section, VeriSign will use commercially reasonable efforts to conform to such warranty within a thirty (30) day cure period following notice from Reseller. The foregoing constitutes Reseller’s sole and exclusive remedy for breach of the warranty provided under this Section.

8.2.	Disclaimers. EXCEPT AS SET FORTH IN SECTION 8.1, VERISIGN MAKES NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY WITH RESPECT TO THE SERVICES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY RIGHTS, WHICH ARE EXPRESSLY DISCLAIMED. RESELLER ACKNOWLEDGES THAT VERISIGN HAS NOT REPRESENTED OR WARRANTED THAT THE SERVICES WILL BE UNINTERRUPTED, ERROR FREE OR WITHOUT DELAY.

9.	Intellectual Property

Reseller acknowledges that the Services and all intellectual property rights associated therewith, including, without limitation, all VeriSign or its VeriSign trademarks, the Software, all Registration Page templates and any modifications or derivatives thereof, and all other copyrights and trade secrets of VeriSign, are and shall remain the sole and exclusive property of VeriSign or its VeriSign’s and, except as expressly licensed to Reseller in this Reseller Terms and Conditions, Reseller acquires no rights therein by reason of this Reseller Terms and Conditions or otherwise. Reseller shall not utilize any VeriSign intellectual property in any manner without the prior written consent of VeriSign. In addition, Reseller agrees it shall not remove, alter or destroy any proprietary, trademark or copyright markings or notices placed upon or contained with the Services or related documentation.

10.	Confidentiality

Each party agrees that at all times during the term of this Reseller Terms and Conditions, and thereafter, it will hold in strictest confidence, and will not use or disclose to any third party, except as necessary to perform the Services, any Confidential Information of the other party. Without limiting the generality of the foregoing, the term “Confidential

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Information” will mean all non-public information that each party designates as being confidential, or which, under the circumstances of disclosure ought to be treated as confidential. “Confidential Information” includes, without limitation, the terms and conditions of this Reseller Terms and Conditions, marketing or promotion plans for any product or service of either party, business policies or practices of either party, financial information, business plans or strategies and information received from others that either party is obligated to treat as confidential. “Confidential Information” will not include information that was known to the other party prior to disclosure, information that was independently developed without reference to the Confidential Information of the other party, or information that becomes publicly available through no fault of the receiving party.

11.	Miscellaneous

11.1.	Independent Contractors. Reseller and VeriSign are independent contractors and neither party is the legal representative, agent, joint venture, partner or employee of the other party for any purpose whatsoever.

11.2.	Governing Law and Jurisdiction. The Terms and Conditions will be governed in all respects by the laws of the State of California, excluding the application of its conflict or choice of law rules.

11.3.	Waiver. No failure or delay on the part of either party in exercising any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or of any other right or remedy. No provision of this Reseller Terms and Conditions may be waived except in a writing signed by the party granting such waiver.

11.4.	Severability. In the event that any provision of this Reseller Terms and Conditions will be unenforceable or invalid such unenforceability or invalidity will not render this Reseller Terms and Conditions unenforceable or invalid as a whole, and in such event, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

11.5.	Assignment and Counterparts. Neither party may assign this Reseller Terms and Conditions in whole or in part without the prior written approval of the other, which approval shall not be unreasonably withheld, except that either party (the “Assignor”) may assign all or part of this Reseller Terms and Conditions to a successor to all or substantially all the Assignor’s stock or assets. Subject to the foregoing, the rights and liabilities of the parties hereto will bind and inure to the benefit of their respective successors, executors and administrators, as the case may be. This Reseller Terms and Conditions may be executed in counterparts, all of which taken together will constitute one single agreement between the parties.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

11.6.	No Third Party Beneficiaries. Notwithstanding anything to the contrary in this Reseller Terms and Conditions, this Reseller Terms and Conditions is intended for the sole and exclusive benefit of Reseller and VeriSign and is not intended to benefit any third party, including without limitation any Resellers, Merchants, Registered Merchants or Financial Institutions. Only the parties to this Reseller Terms and Conditions shall have the right to enforce the terms of this Reseller Terms and Conditions.

11.7.	Notice. Except as otherwise specified in this Reseller Terms and Conditions, all notices, reports, consents, and approvals required or permitted to be given hereunder will be in writing, signed by the party sending such notice, and sent postage or shipping charges prepaid or by Express mail, or by a secure overnight or one-day delivery service, properly addressed to the other party, at the address set forth above, in the signature block or to such other address as may from time to time be designated by either party to the other in writing. Notice will be deemed given upon receipt of the party to which it was mailed or transmitted as provided in this Section.

11.8.	Force Majeure. Except for payment and indemnity obligations hereunder, neither party will be liable for any failure or delay in performing any obligation under this Reseller Terms and Conditions that is due to causes beyond its reasonable control, such as but not limited to natural catastrophes, governmental acts or omissions, laws or regulations, labor strikes or difficulties, communications systems breakdowns, power outages, transportation stoppages or slowdowns or the inability to procure supplies or materials. If any of these causes continue to prevent performance for more than thirty (30) days or delay performance for more than ninety (90) days, the affected party may terminate this Reseller Terms and Conditions, in whole or in part, effective immediately upon written notice to the other party.

11.9.	Headings. The section headings appearing in this Reseller Terms and Conditions are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such Section or in any way affect such Section.

11.10.

Export Restrictions. Reseller acknowledges and agrees that it shall not import, export, or re-export directly or indirectly, any commodity, including Reseller‘s products incorporating or using any VeriSign products, or any information pertaining thereto, to any country in violation of the laws and regulations of any applicable jurisdiction. This restriction expressly includes, but is not limited to, the export regulations of the United States. Specifically, Reseller shall not download or otherwise export or re-export, or permit any other party to export or

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

re-export, any VeriSign product into or to a national or resident of) Cuba, Iran, Iraq, Libya, Sudan, North Korea, Syria, Serbia, or any other country to which the United States has embargoed goods; or to anyone on the United States Treasury Department’s List of Specially Designated National or the United States Commerce Department’s Table of Denial Orders. Reseller agrees to the foregoing and represents and warrants that Reseller is not located in, under the control of, or a national or resident of any such country or on any such list.

11.11.	U.S. Government End Users. If Reseller, Resellers or Reseller’s Merchants are a branch or agency of the United States Government, the following provision applies. The Software and any related documentation are comprised of “commercial computer software and “commercial computer software documentation” as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and are provided to the Government (i) for acquisition by or on behalf of civilian agencies, consistent with the policy set forth in 48 C.F.R. 12.212, or (ii) for acquisition by or on behalf of units of the Department of Defense, consistent with the policies set forth in 48 C.F.R. 227.7202-1 (JUN 1995) and 227.7202-3 (JUN 1995).

11.12.	Entire Reseller Terms and Conditions. This Reseller Terms and Conditions constitutes the fill and complete understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior understandings, agreements, representations and warranties relating to such subject matter. Any waiver, modification or amendment of any provision of this Reseller Terms and Conditions will be effective only if in writing.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit C

VeriSign® Reseller Terms and Conditions

1.	Processing Services

1.1.	Merchant Account on File

Tier	Monthly Accounts	Price	Applies to
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

1.2.	Transactions Fees

Item	Per	Fee
Incoming Transaction	Per Transaction	$	[***]
Clearing and Settlement TransactionsN.B.1	Per Transaction		[***]
Merchant Deposit Transaction	Per Transaction		[***]
Non-bankcard OutclearingN.B.2	Per Month		[***]
Chargeback & Retrieval Cross Reference	Per Outgoing Transaction		[***]

N.B.1	Clearing and settlement transactions fees are assessed on all credit, debit, EBT and check transactions.
N.B.2	This is a monthly fee charged in addition to the outgoing transaction fee.

1.2.1.	Clearing and Settlement Transactions Fees

Clearing and Settlement Transactions Fees are assessed on all credit, debit, EBT and check transactions.

Tier	Monthly	Price	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

1.3.	Data Retention Services

Item	Per	Fee
Previous Deposits Online	Per Merchant per Month	$	[***]

CONFIDENTIAL

C-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.4.	Enhanced Merchant Account System (“MAS”) Statement Services

TSYS offers a basic statement of services or a customized statement of services for the monthly accounting of the merchant’s transaction activity. Basic statements are presented in a generic format with no customization of content or layout. Customized statements can be tailored to COMPANY’s specifications in both appearance and content by choosing from TSYS’ design options. TSYS’ advanced messaging services are available only with the customized statement. COMPANY can elect to use the basic statement or customized statement at the TSYS Bank ID level.

1.4.1.	Enhanced MAS Statement – Basic

Item	Per	Fee
Merchant Statement	Per Statement	$	[***]
Chain Summary Statement	Per Statement	$	[***]

1.4.2.	Enhanced MAS Statement – Customized

Within each Bank ID, COMPANY may select specific merchants to receive customized statements; however, TSYS will invoice all Bank ID activity at the customized rate.

Item	Per	Fee
Merchant Statement	Per Statement	$	[***]
Chain Summary Statement	Per Statement	$	[***]
Custom Template DesignN.B.1,N.B.2	Per Hour		[***]
Custom Template DevelopmentN.B.3,N.B.4	Per Hour	$	[***]

N.B.1	COMPANY may submit to TSYS a custom template or request that TSYS design a template.
N.B.2	If requested to design a template, TSYS at it’s sole discretion may do so internally or through an external entity.
NB.3	COMPANY may customize the merchant statement, including changing and/or adding the layout, branding, charts and/or graphs, data inclusion and/or exclusion, logos, etc.
N.B.4	Any custom template designed for COMPANY may be used for any Bank ID without incurring an additional design fee.

1.4.3.	Advanced Messaging Services

To enable this functionality, COMPANY must activate the selected Bank ID for the services set forth in Section 1.4.2 above.

Item	Per	Fee
Advanced Messaging Services - Query	Per QueryN.B.1	$	[***]
Advanced Messaging Services - Message	Per Message	$	[***]
Advanced Messaging Services - Billboard	Per Billboard	$	[***]
Advanced Messaging Services -PrintsertN.B.2,N.B.3	Per Printsert	$	[***]
Advanced Messaging Services - Letter N.B.4	Per Letter		[***]

N.B.1	A query is defined as a collection of key data elements to enable selective targeting of a specific message.

CONFIDENTIAL

C-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

N.B.2	COMPANY will be charged for each message, billboard or printsert triggered per merchant statement. N.B.3 The message, billboard and printsert messages will be generated on the same paper stock as the merchant statement.
N.B.4	Non-selective or selective customized letters printed and mailed to the merchant in addition to the merchant statement.

1.4.4.	Enhanced Statement Inserting

TSYS will manually enclose with the merchant statement inserts from a source outside of TSYS, i.e., from COMPANY or a third party. This service may be used with either basic or customized statements.

Item	Per	Fee
Merchant Statement Inserting – Non-Selective	Per Insert	$	[***]
Merchant Statement Inserting – Selective	Per Insert	$	[***]
Merchant Statement Inserting – Selective, Surcharge	Per Job	$	[***]

1.5.	Clearing & Settlement Services Monthly Minimum

There is a [***] monthly minimum for processing fees for each assigned TSYS Bank Number. Processing fees are composed of credit (outgoing), debit, EBT and check transactions, deposit transactions, merchant accounts on file, statements, statement inserts and online statements storage.

2.	File Feeds and Transmission Services

2.1.	Terms and Conditions

File transmissions, including reporting or other compilations derived therefrom, are for COMPANY’s internal use only. Delivery or distribution of any file transmissions, including reporting or other compilations derived therefrom, to third parties is strictly prohibited unless approved in writing by TSYS. COMPANY may not reproduce the file feed except as expressly permitted in writing by TSYS.

In the event COMPANY utilizes TSYS’ e-Connections product and discontinues such use at any time during the Initial Term or any Renewal Term, TSYS reserves the right to modify the pricing for file transmissions upon thirty (30) days written notice to COMPANY.

File specifications are available upon request. The prices quoted in this exhibit are per Bank ID / transmission. In the event COMPANY requests a file transmission for multiple Bank IDs, COMPANY will be charged separately for each file transmission. Transmission of the same file transmission to multiple end-points will be charged separately.

CONFIDENTIAL

C-3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.2.	File Transmission Pricing

2.2.1.	Set-up Fees

Item	Per	Fee
One-time Set-up Fee	Per File Transmission	$[***]

2.2.2.	Monthly Fees

Tier	Monthly	Price	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]

2.3.	Raw Data Files

2.3.1.	Merchant Information Files

File Name	Daily Report	Monthly Report
Merchant Information	X	X
Month End Extract	N/A	X

2.3.2.	Billing Information Files

File Name	Daily Report	Monthly Report
NACHA	X	X
ACH (Direct to Fed)	X	X
ACH – Sunday*	N/A	N/A
Daily Detail File (DDF)	X	N/A
DDN File	X	N/A
General Ledger	X	N/A
Visa Downgrades**	X	N/A
MasterCard Downgrades**	X	N/A
Discover Downgrades**	X	N/A
*	There is no ongoing charge for Sunday-only delivery.
**	For this file transmission, the corresponding service in Section 3.2 must also be purchased.

2.3.3.	Miscellaneous Files

File Name	Daily Report	Monthly Report
Charge and Retrieval	X	N/A
Worked Chargeback	X	N/A
Incoming Worked Chargeback	X	N/A
Reject	X	N/A

2.3.4.	Non-Bankcard Outclearing

File Name	Daily Report	Monthly Report
JCB Clearing	$[***]	N/A
AMEX Clearing	$[***]	N/A

CONFIDENTIAL

C-4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.4.	Formatted Files

Files contained in this Section are in tab delimited format which provides increased functionality in transferring / importing data from one application to another and is compatible with standard spreadsheet programs.

2.4.1.	Merchant Information Files

File Name	Daily Report	Monthly Report
Merchant Detail Information	X	X
Association Group Detail Information	X	N/A
Address	X	X
e-Mail Address	X	X
Terminal Information	X	N/A
Free Text	X	N/A
Memo Lines	X	N/A

2.4.2.	Billing Information Files

File Name	Daily Report	Monthly Report
Charge File	X	X
Card Plan Specific Information	X	X
BET Rate Information	X	X

2.4.3.	Authorization and Capture Files

File Name	Daily Report	Monthly Report
Charge File	X	X
Card Plan Specific Information	X	X
BET Rate Information	X	X

2.4.4.	ACH Files

File Name	Daily Report	Monthly Report
ACH Suspended Work	X	N/A
ACH Prenote Log	X	N/A
ACH Exceptions	X	N/A
ACH 310	X	X

2.4.5.	Volume and Profitability Files

File Name	Daily Report	Monthly Report
Authorization Detail	X	N/A
ECC Detail	X	N/A
Data Capture Detail	X	N/A
Interchange Detail	X	N/A
Individual Card Plan Detail	X	N/A
Plan Summary Detail	X	N/A
System – Generated Detail	X	N/A
Debit Detail	X	N/A
EBT Detail	X	N/A
Merchant Billing Debit Detail	X	N/A

CONFIDENTIAL

C-5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.4.6.	Reporting and Statement Transmissions

File Name	Daily Report	Monthly Report
RMS Transmissions*	X	X
Statement Transmissions**	N/A	X

*	Also available for quarterly and annual delivery. Option A.
**	Per Kilobyte pricing for AFP, XML, and PDF formats; file sizes may vary by format and use of graphics. Option B.
**	AFP format, per file; pricing for XML and PDF formats available upon request.

2.4.7.	Miscellaneous Files

File Name	Daily Report	Monthly Fee For Monthly Report
Batch Account Load (BAL) Process Results File*	X	N/A
MOTO e-Commerce	N/A	X
Miscellaneous Charge File	X	N/A
Custom Files	Per Quote	Per Quote

*	For this file transmission, the corresponding service in Section 3.2 must also be purchased.

3.	Optional Merchant Services

3.1.	Terms and Conditions

The prices quoted in this section are per Bank ID/transmission. In the event COMPANY requests a service for multiple Bank IDs, COMPANY will be charged separately for each Bank ID.

3.2.	Services

Services	Set-up Fee	Monthly Fee Per Bank ID (1– 4 Bank IDs)	Monthly Fee Per Bank ID (5+ Bank IDs)
Visa Downgrades*	[***]	[***]	[***]
MasterCard Downgrades*	[***]	[***]	[***]
Discover Downgrades	[***]	[***]	[***]
Daily Discount	[***]	[***]	[***]
Daily Interchange	[***]	[***]	[***]
Suspense Funding	[***]	[***]	[***]
Excessive Credit Monitoring	[***]	[***]	[***]
Excessive Transaction Amounts	[***]	[***]	[***]
Excessive Credits and Transaction Amounts Bundle	[***]	[***]	[***]
Batch Account Load (BAL)**	[***]	[***]	[***]

*	This service must be purchased if the corresponding billing information file is utilized as set forth m Section 2.3.2 above.
**	This service must be purchased if utilizing Batch Account Load files as set forth in Section 2.4.7 above.
***	See Section 3.3 for Excessive Credits and Transaction Amounts descriptions and bundle pricing terms.

3.3.	Excessive Credits and Excessive Transaction Amounts

3.3.1.	Excessive Credit Monitoring

The Excessive Credits product provides COMPANY the ability to reject deposit batches when specified thresholds for credits within a batch are exceeded.

CONFIDENTIAL

C-6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Excessive Credits Functionality
Bank Level Parameters	Number of Credit Items in a Batch
Amount of Credit Items in a Batch
Credit Amount of Net Deposit
Merchant Level Bypass Flag
Deposit Batch Rejects	When Thresholds are Met or Exceeded
Review Rejected Batch	Through Online reject system- Maintain Reject Activity (“MRA”)

3.3.2.	Excessive Transaction Amounts

The Excessive Transaction Amounts product provides COMPANY the ability to set parameters to reject individual sale or credit transactions when specified amount thresholds are exceeded.

Excessive Credits Functionality
Bank Level Thresholds	Amount of Individual Sales Transaction
Amount of Individual Credit Transaction
Merchant Level Bypass Flag
Individual Transaction Rejects	When Specified Thresholds are Met or Exceeded
Review Rejected Transaction	Through Online reject system- MRA

3.3.3.	Excessive Credit and Transaction Amounts Bundle Terms

The Excessive Credits and Transaction Amounts Bundle include both the Excessive Credits product as set forth in Section 3.3.1 and the Excessive Transaction Amounts product as set forth in Section 3.3.2. The Excessive Credits and Transaction Amounts Bundle pricing listed in Section 3.2 shall only apply if both services are implemented within six (6) months of the effective date of this Amendment. For purposes of clarity, in the event that COMPANY does not implement both services within six (6) months of the effective date of this Amendment and then later implements both services, the Excessive Credit and Transaction Amounts Bundle pricing shall not be applied retroactively.

4.	Reporting and Archiving Services

4.1.	Report Management System (RMS)

The Reports Management System (RMS) is a means of receiving merchant and accounting reports within the clearing and settlement system. RMS is used to define rules for generating, packaging, and distributing the reports. Reports are available in the media types listed below.

Item	Per	Fee
RMS / Online Viewing N.B.1	Per Soft Copy Line	$[***]
RMS / Printed Report	Per Printed Page	$[***]
Monthly RMS Transmission	Per Month, Per Transmission	See Section 2.4.6

N.B.1	Reports are available in standard format for four (4) business days.

CONFIDENTIAL

C-7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.2.	CD ROM Reports

4.2.1.	CD Startup Fee

This is a one-time charge for the standard CD set-up, including indexing and testing.

Item	Per	Fee
CD Start-up Fee	Per Individual Viewing License	$[***]

4.2.2.	Production Cost per Page

The monthly production cost fee will be predicated upon the total number of pages processed for the applicable month.

Tier	Monthly	Price	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]

4.2.3.	CD Change Fee

CD changes include indexing, creating automation scripts, testing, or any changes requested via the TS-Rom Change Order Form.

Item	Per	Fee
CD Change Fee	Per Hour	$[***]

4.2.4.	Disc Duplication

Number of Discs	Time Frame	Price
Each Duplicate	Time of Processing	$[***]
Each Duplicate	After 90 days	$[***]

4.2.5.	CD ROM Requirements

4.2.5.1.	COMPANY must complete both the DXR Subscription Viewing License Request form and the Encryption Request document before TSYS will start the project.

4.2.5.2.	COMPANY must report any errors on the CD within two (2) weeks of receiving the CD. If an error is reported after the two (2) week time frame, a disc duplication fee will be imposed. The disk containing the error must be returned to TSYS within thirty (30) days.

CONFIDENTIAL

C-8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.3.	Digital Document System

4.3.1.	Digital Document System

The Digital Document System allows data / reports to be automatically processed and made available for viewing in their original format. Data / reports are indexed for identification and stored for secure online retrieval through a standard web browser. The Digital Document System is hosted at TSYS and users may access electronic documents stored at TSYS through the Digital Document System’s browser-based user interface.

Item	Per	Fee
Initial Start-up FeeN.B.1	Per Initial Set-up	$[***]
Monthly MinimumN.B.2	Per Month	$[***]

N.B.1	For customized implementation that falls outside of what is deemed to be the standard, TSYS reserves the right to alter the above startup fee. TSYS further reserves the right to evaluate customization requests before committing to implement them.
N.B.2	COMPANY agrees to a minimum utilization of the Digital Document System services whereby the total monthly billings shall meet or exceed at least [***] dollars ($[***]) per month. In the event that monthly utilization fails to equal billings that result in this amount, the shortfall amount shall be billed by TSYS and payable within thirty (30) days.

4.3.2.	Digital Document System—Access

The fee for access is applied for end-user online access and retrieval of documents. This tiered fee structure is assessed per the total number of concurrent Logon IDs for the Digital Document System browser-based application.

Tier	Total Number of Concurrent Logon IDs	Monthly Fee	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]

N.B.1	The fee structure is applied based on the total number of concurrent Logon IDs. For example, for twelve (12) concurrent Logon IDs the monthly fee would be [***] dollars ($[***]).

4.3.3.	Digital Document System—Processing

The fee for processing is applied for the online receipt and the reconfiguration of the source data into a usable format as defined by the subscriber. This tiered fee structure is assessed monthly per page processed by the Digital Document System.

Tier	Monthly Processing Volume	Per Page Fee	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]

CONFIDENTIAL

C-9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.3.4.	Digital Document System—Storage

The fee for storage is applied for the storage of online documents for fee structure is assessed monthly per page stored on the Digital Document System cumulatively.

Tier	Monthly Storage Volume	Per Page Fee	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]

4.3.5.	Digital Document System—CD & DVDs

Item	Per	Fee
Digital Document System—CD	Per CD	$[***]
Digital Document System—DVD	Per DVD	$[***]

5.	Optional Accounting Services

5.1.	Additional Storage of MRA Rejects

Number of Days	Set-up Fee (per Bank ID)	Monthly Fee (per Bank ID)
1 – 5 Days	[***]	[***]
6 – 10 Days	[***]	[***]
11 – 15 Days	[***]	[***]
16 – 20 Days	[***]	[***]
21 – 28 Days	[***]	[***]

6.	Conversion Services

6.1.	Client Development Services—Merchant

6.1.1.	Merchant Bank Conversion / Start-up Fee

Item	Fee
Merchant Bank Conversion – Initial Start-up Fee, with conversionN.B.1	$[***]
Merchant Bank Conversion – Initial Start-up, no conversion N.B.2	$[***]

N.B.1	Applicable if conversion from an alternate processor, including conversion of merchant history onto the TSYS clearing and settlement platform.
N.B.2	Applicable if no merchant bank conversion as described in N.B.1 above.

6.1.2.	Merchant Account Masterfile Conversion

A merchant bank conversion requires a minimum of two thousand (2,000) accounts.

Item	Per	Fee
Merchant Account Masterfile Conversion	Per Account	$[***]
Merchant Account Masterfile History Conversion	Per Account	$[***]

CONFIDENTIAL

C-10

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

6.1.3.	Merchant Account Masterfile History Conversion

Item	Per	Fee
Design, Development and Coding	Per Quote	[***]

N.B.1 Charges are based on standard TSYS system and programming fees.

6.1.4.	Conversion Notes

Travel, lodging, transportation, out-of pocket expenses for TSYS conversion and training personnel are considered a COMPANY cost in addition to any fees.

7.	Other Items

7.1.	Custom Transmission, Code or Projects

All fees included in this exhibit are based on TSYS’ standard product offering. Any rush request, custom transmission, code or projects requested will be priced on a per-quote basis.

7.2.	Envelopes

TSYS passes through charges for envelopes.

Item	Per	Fee
Universal Envelope with Permit	Per Envelope	$[***]
Universal envelope without permit	Per Envelope	$[***]
Do Not Forward envelope	Per Envelope	$[***]
Forwarding address correction request	Per Envelope	$[***]
Return envelope	Per Envelope	$[***]

7.3.	Envelopes

TSYS passes through charges for envelopes.

Item	Per	Fee
USPS	Postal Rate Per Item	Current Postal Rate
Non-USPS (e.g. UPS, FedEx, etc.)	Shipping Rate Per Item	Current Rate offered to TSYS by carrier.

7.4.	Back End—Connectivity Options

7.4.1.	Data Line

Item	Per	Fee
Estimated One-time Installation	Per Installation	$[***]
Estimated Monthly Data Line Fee	Per Data Line, Per Month	$[***]

*	Based on distance, number required, line size, and drop points, etc.

CONFIDENTIAL

C-11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

7.4.2.	Connect Enterprise

File transmissions(s) can be delivered via Connect Enterprise to a Mailbox(s) on the TSYS System. COMPANY or the endpoint must pull the file(s) from the mailbox(s) via Secure FTP. This service is not suitable for clients or endpoints receiving more than 50MB of data per day mailbox.

Item	Per	Fee
Connect Enterprise Mailbox Set-up Fee	Per Setup	$[***]
Connect Enterprise Mailbox Monthly Fee	Per Mailbox	$[***]

7.4.3.	Base II Pricing

Item	Per	Fee
Base II	Per Transaction	$[***]

CONFIDENTIAL

C-12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit D

TSYS® e-Connections Service Descriptions and Pricing

1.	TSYS® e-Connections Services

The TSYS® e-Connections is an Internet-accessible browser-based financial reporting system that provides financial institutions and their agents and merchants with the ability to monitor electronic payment transaction activity in addition to providing for risk management reporting and transactional research capabilities.

COMPANY acknowledges and agrees that during the term of this Agreement, TSYS shall be a supplier to COMPANY of Internet-accessible browser-based tools for viewing, reporting and querying cleared and settled electronic payment processing transaction data and authorized and captured electronic payment processing transaction data as well as research and risk tools for viewing, analyzing and reporting transaction related data.

1.1.	Module Offerings

TSYS has packaged TSYS® e-Connections based upon the following modules.

1.1.1.	Core Module

The Core module offering includes the following modules:

Core Modules	Auth & Capture	Merchant Billing	Clearing & Settlement	Reconciliation
	Research	Balancing

1.1.1.1.	Core Module Fees (number of MIDs)

The number of core module MIDs shall be determined by the greater of:

1.1.1.1.1.	The number of authorization and capture MIDs within the TSYS® e-Connections platform, or

1.1.1.1.2.	The number of clearing and settlement MIDs within the TSYS® e-Connections platform.

CONFIDENTIAL

D-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.1.2.	Add—On Modules

Consists of additional modules that are fully compatible with the core module offering and integrated within TSYS® e-Connections. These module offerings include the OLMS module.

Add-On Modules	OLMS

1.1.2.1.	OLMS Module Fees (number o f stored statements)

The number of OLMS module stored statements shall be determined by:

1.1.2.1.1.	The number of merchant statements stored within the TSYS® OLMS module platform.

1.1.3.	Core Module Fees, per month, per MID

Tier	Monthly MID Volume	Price per MID	Applies To
1	[***]	[***]	Price for each MID if volume falls in this tier
2	[***]	[***]	Price for each MID if volume falls in this tier

N.B.1	The data residency fees are valid for portfolios where the average number of monthly transactions per MID is less than one thousand (1,000) for the portfolio. Increased data residency / storage requirements may incur additional fees.
N.B.2	When new features are added to existing TSYS[4] e-Connections modules covered by this Agreement, there will be no additional charges for those features.
N.B.3	TSYS may offer additional add-on modules that integrate into TSYS e-Connections; there may be an additional fee for such add-on modules. Any add-on modules shall be subject to the agreement to the parties
N.B.4	TSYS® e-Connections (non—OLMS modules) will maintain up to the most recent thirteen (13) months of data for each MID.
N.B.5	The OLMS modules will maintain the storage of statements up to the most recent thirteen (13) months worth of statement activity. However, number of months stored is established at the client level during implementation on the module.
N.B.6	A per-MID fee will be charged for any MID that was active (active defined as a MID that had transactional activity and/or for which TSYS stored transactional data) within the most recent thirteen (13) month time-frame.
N.B.7	TSYS® e-Connections technical specifications require that, if any MIDs for a given BIN on TSYS’ authorization system are loaded, all MIDs for that BIN must be loaded.
N.B.8	TSYS® e-Connections technical specifications require that, if any MIDs for a given Bank ID on TSYS’ MAS system are loaded, then all MIDs for that Bank ID must be loaded.

1.1.4.	e-Connections Platform Fee

Platform Fee, per month	$	[***]

1.1.5.	Add-On Module Fees, per month

1.1.5.1. OLMS Module, per stored statement	$	[***]

N.B.1	The OLMS modules will maintain the storage of statements up to the most recent thirteen (13) months worth of statement activity. However, the number of months stored is established at the client level during implementation on the module.

CONFIDENTIAL

D-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.2.	Logon / Access Fees

1.2.1.	COMPANY Logon / Access

COMPANY has multiple ways to enable data access through logon types and hierarchical structure set-up. This functionality allows COMPANY to determine what level of information a specific group, association or employee can view.

COMPANY Logon IDs	Rate	Core Access	Research Access	Risk Access
Administrator Logon ID	$[***]	Yes	Yes	No
COMPANY CSR Logon ID*	$[***]	Yes	Yes	No
General COMPANY Logon ID**	$[***]	Yes	Yes	No
Risk Analyst/Manager Logon ID***	$[***]	No	No	Yes
OLMS Logon ID	$[***]	No	No	No

N.B.1	Access to module data differs by logon ID type. See above table for access restrictions.
N.B.2	Future add-on module releases may require additional logon types and fees.
N.B.3	The OLMS module logon IDs are defined as any logon type that has access only to the OLMS module.
NB.4	Customer service representatives as well as other specialty groups within an organization will be able to view any stored merchant statement within the COMPANY defined timeframe (up to thirteen (13) months).

1.2.1.1.	COMPANY Logon Descriptions

1.2.1.1.1.	Administrator Logon ID: COMPANY will be assigned an Administrator Logon ID and password. This ID will enable COMPANY to assign and administer all logon IDs and access throughout their organization and to the merchant.

1.2.1.1.2.	COMPANY CSR Logon ID: Customer service representatives as well as other specialty groups within an organization will be able to view data from a global perspective or from a specific BIN, agent, group or association.

1.2.1.1.3.	OLMS Logon ID: Customer service representatives as well as other specialty groups within an organization will be able to view any stored merchant statement with the COMPANY defined timeframe (up to thirteen (13) months).

CONFIDENTIAL

D-3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.2.1.1.4.	General COMPANY Logon ID: This category encompasses a variety of different logons that allow COMPANY to view data and grant access to data at various levels to include agent, chain, association and other levels.

1.2.1.1.5.	Risk Manager Logon ID: Provides access to the entire merchant portfolio, management functions and archive reports.

1.2.1.1.6.	Risk Analyst Logon ID: Provides access to merchants within the portfolio specifically assigned by the Risk Manager.

1.2.2.	Merchants Logon / Access

COMPANY can provide merchants with access to data from a single location, a specific chain, a pre-specified group, an association or a BIN. This allows COMPANY to determine how data is viewed and who can view it.

Merchant Logon IDs	Rate	Core Access	Research Access	Risk Access
Merchant Logon ID	$[***]	Yes	No	No

N.B.1	Merchants with existing TSYS® e-Connections Core logon IDs will have access to the OLMS module for no additional charge.
N.B.2	Merchants without an existing TSYS® e-Connections Core logon ID will be required to set-up a Core logon for access into the OLMS module.

1.2.2.1.	Merchant Logon Descriptions

Merchant Logon ID: A user with a Merchant Logon ID may view data associated with a single merchant location, chain, group, association or BIN.

1.3.	Help Desk Support Fees

1.3.1.	TSYS shall provide first-level telephone based Help Desk support.

1.3.1.1.	TSYS® e-Connections Help Desk Calls, per call $[***]

N.B.1	Applies to all Help Desk calls in association with TSYS® e-Connections module functionality inquiries.
N.B.2	Specific interchange qualification calls that would typically be resolved through COMPANY’s use of the research module are not within the scope of the Help Desk Support offering.

CONFIDENTIAL

D-4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.4.	1.4 Implementation Fees

1.4.1.	One-time Implementation Fee [***]

1.5.	Import of Data from Third Parties

1.5.1.	Initial Setup Fee, per data source, per file $[***]

Based upon usual and customary import data requirements & sources. Non-customary data requirements and sources would need to be separately scoped out and contracted under a separate statement of work and may incur additional charges.

1.6.	Customization Fees

1.6.1.	For customization that falls outside of what is deemed to be the standard product, i.e. the initial product and subsequent general releases, TSYS may offer customization at [***] per hour. TSYS reserves the right to evaluate customization requests before committing to implement them.

1.7.	TSYS® e-Connections Terms of Use

COMPANY hereby agrees to the TSYS® e-Connections Terms of Use (“TOU”) attached hereto as Exhibit “C-I”. Notwithstanding the foregoing, TSYS and COMPANY agree that neither COMPANY, nor its employees or agents, shall be bound by the terms and conditions of the TOU which must be accepted online in order for Users to access the service. The TOU shall apply only to COMPANY’s customers and merchants who will be required systematically to accept the TOU as a condition of accessing the service.

CONFIDENTIAL

D-5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit E

TSYS® Boarding, Maintenance and XML

TSYS® Boarding, Maintenance and XML is a merchant boarding and online financial reporting tool. COMPANY will board merchants using the Boarding functionality. Transactional reporting is available online through access to the Reporting functionality.

1.	TSYS® Boarding, Maintenance Pricing

1.1.	GUI Interface Pricing

Logon Access	Per	Fee

GUI Interface Merchant Boarding On-line Access (Full-Access)—Full Service	Per Logon, Per Month	$[***]*

GUI Interface Merchant Boarding On-line Access (Full-Access)—POS	Per Logon, Per Month	$[***]

GUI Interface Merchant Boarding On-line Access (Full-Access)—C & S	Per Logon, Per Month	$[***]

GUI Interface Merchant Boarding On-line Access (Read Only or Administrative)—Full Service	Per Logon, Per Month	$[***]

*	For every GUI Interface Merchant Boarding On-line Access (Full-Access) – Full Service Logon that COMPANY purchases, COMPANY will receive a GUI Interface Merchant Boarding On-line Access (Read-Only or Administrative) – Full Service Logon [***].

1.2.	Residency Fee

A residency fee is charged for terminal records residing on TSYS Boarding & Maintenance on a per record basis.

Residency	Per	Fee
Boarding & Maintenance Residency Fee	Per Terminal, Per Month	$[***]

1.3.	TSYS Performed Database Maintenance

The following fees are charged for COMPANY-initiated requests (via paper/fax/telephone) to TSYS to add, update, or delete merchant account records in Boarding & Maintenance on COMPANY’s behalf.

Performed by TSYS
Via paper/fax	- Adds	Per Record	$[***]
Via paper/fax/telephone	- Changes	Per Record	$[***]
Via paper/fax	- Deletes	Per Record	$[***]
Via paper/fax	- Duplicates	Per Record	$[***]
Via paper/fax	- Exception Processing	Per Record	$[***]
Expedited Profile Builds	- Adds	Per Record	$[***]

CONFIDENTIAL

E-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Expedited Profile Builds	- Updates	Per Record	$[***]
Expedited Profile Builds	- Deletes	Per Record	$[***]

N.B.1	Telephone updates are available for changes to existing Boarding & Maintenance terminal records. Adds, deletes, duplicates and exception processing updates must be requested in writing.
N.B.2	Expedited Profile Builds provide a means to submit urgent merchant profile requests to TSYS, allowing profiles received between the hours of 7:00 a.m. and 2:45 p.m. MST to be processed and completed by TSYS’ day end (provided that the profile is not categorized as an “exception.).

1.4.	Optional Services

Services	Per	Fee
AMEX Interface	Per Month	$[***]
Discover Interface	Per Month	$[***]
End of Day Daily Audit Report*	Per Month	$[***]

*	Requires a Connect Enterprise Mailbox.

1.5.	COMPANY-Specific Data

1.5.1.	Static Data

Item	Per	Fee
Set-up Fee	Per Set-up	[***]
Monthly Fee	Per Month	$[***]

1.5.2.	Custom Data

Item	Per	Fee
Set-up Fee	Per Set-up	[***]
Monthly Fee	Per Month	$[***]

2.	Terms and Conditions

2.1.	In order to use XML Boarding & Maintenance, COMPANY must go through an application certification process with TSYS prior to being able to submit profiles via TSYS® XML Boarding & Maintenance.

2.2.	XML Boarding & Maintenance Batch technical limitations: (i) A maximum of five (5) XML Boarding & Maintenance Batch requests may be submitted within the processing window and (ii) a maximum of five thousand (5,000) records may be submitted in one (1) batch request. Excess batch requests or records shall constitute a “Custom Project”.

2.3.	The Software Developer Kit is the annual fee per developer seat and is required for access into the TSYS system to view the development specifications for coding to TSYS® XML Boarding & Maintenance. Users will not have the ability to download information from web portals, they may only view data. All such data is considered “TSYS Confidential”.

CONFIDENTIAL

E-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit F

TSYS® Payment Acceptance Applications

TSYS® payment acceptance applications provide point of sale functionality and payment processing via the counter payment acceptance, web payment acceptance, multi-payment type acceptance, and mobile payment acceptance applications, collectively referred to herein as “Payment Acceptance Applications”. The Payment Acceptance Applications are web-based applications that enable COMPANY’s merchants to process both retail and online transactions. Related reporting services are provided to merchants with any of the product offerings. All transaction data is stored in a secure, hosted environment.

1.	Payment Acceptance Applications

1.1.	Counter Payment Acceptance

Counter payment acceptance (“Counter App”) is a PC based thin profile application designed to operate at the point of sale. Counter App utilizes its own Graphical User Interface (“GUI”) and operates on Windows operating systems via an internet browser. Counter App supports equipment for receipt printers, and PIN Pads with a mag-stripe reader. Transactions supported on Counter App include credit, signature debit and PIN debit.

1.2.	1.2 Web Payment Acceptance

Web payment acceptance (“Web App”) is a web-enabled application accessed via a PC which serves as a virtual point of sale (“POS”) terminal. Web App has its own GUI and operates on Windows operating systems via an internet browser. Target merchants are MOTO (Mail Order Telephone Order), and CNP (Card Not Present) and recurrent billing merchants. Transactions supported on Web App include credit and signature debit.

1.3.	Multi-Payment Type Acceptance

Multi-payment type acceptance (“Multi App”) is a payment service application Programming Interface (“API”) designed to interface with e-Commerce shopping carts and merchants that want to integrate third party or proprietary point of sale applications/ systems with the TSYS transaction processing platform. Additionally, it allows merchants to utilize their own GUI, and acts as the internal payment engine.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.4.	Mobile Payment Acceptance

Mobile payment acceptance (“Mobile App”) is a smart phone payment application that enables merchants to accept and process card payments utilizing cellular phone service.* A magnetic stripe reader/printer peripheral provides merchants with the ability to process payments remotely.

*	Cellular phone service is not included and must be purchased / maintained separately by the merchant. TSYS is not responsible for cellular phone service monthly fees, per call fees, “no coverage” areas, roaming rates, or any other fees or expenses related to cellular phone service.

2.	Pricing

2.1.	Payment Acceptance Applications Pricing*

Item	Counter App	Web App	Counter App/Web App Bundle	Multi App	Mobile App
Merchant Implementation/Set up Fee, Per TID	[***]	[***]	[***]	[***]	[***]
Monthly Fee, Per MID	[***]	[***]	[***]	[***]	[***]
Monthly Fee, Per TID	[***]	[***]	[***]	[***]	[***]
Payment Acceptance Transaction Fee, Per Transaction N.B.1	[***]	[***]	[***]	[***]	[***]
Technical Support calls, Per Call	[***]	[***]	[***]	[***]	[***]
Merchant Training Fee N.B.2	[***]	[***]	[***]	[***]	[***]
Email Support, Per Instance	[***]	[***]	[***]	[***]	[***]
IVR Batch Look-up Service, Per Inquiry	[***]	[***]	[***]	[***]	[***]
Initial Implementation Support— Development & Other, Per Hour	[***]	[***]	[***]	[***]	[***]

*	Monthly fees are per Merchant Identification (“MID”) or Terminal Identification (“TID”), as applicable. Pricing excludes any applicable sales taxes or related shipping/postage fees (such items will be passed through as applicable).
N.B.1	The Payment Acceptance Transaction Fee set forth above excludes the underlying authorization and capture fees which will be charged separately per the pricing terms and conditions in the Agreement.
N.B.2	Merchant Training Fees will be charged per Merchant Identification (“MID’) or Terminal Identification (“TID”), as applicable; multiple environments will be charged for each applicable MID/TID provided per the pricing set forth above.
N.B.3	Pricing is applied at the Merchant level rather than the client level. Merchants utilizing Mobile App will receive one (I) instance of either Counter App or Web App for an additional [***] per month.

3.	Payment Acceptance Applications Terms and Conditions

3.1.	The pricing listed herein is for base transactional processing and related functionality. Additional value added functionality shall be priced separately.

3.2.	Monthly fees will be charged per Merchant Identification (“MID”) or Terminal Identification (“TID”), as applicable, set up within the Payment Acceptance Applications; multiple environments will be charged for each applicable MID/TID per the pricing set forth above.

3.3.	Merchant Training Fee basic merchant training (up to a maximum of thirty (30) minutes per training session per merchant) on Payment Acceptance Applications feature/ functionality. The merchant must contact TSYS to schedule the basic merchant training.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.4.	Monthly fees will begin the first month the merchant terminal becomes Active (meaning the merchant terminal has processed transactions via the Payment Acceptance Applications on the TSYS platform) and will be assessed each subsequent month that the merchant terminal has access to the Payment Acceptance Applications.

3.5.	Multi App pricing will apply to Visa/Mastercard/Discover Level IV small merchants that process less than twenty thousand (20,000) transactions per year or less. Any merchant processing in excess of this threshold will be addressed on a “Per Quote” basis.

3.6.	Other Transaction fees for outclearing and settlement shall be charged separately per the pricing, terms, and conditions set forth in the Agreement.

3.7.	Pass-Through Items

3.7.1.	TSYS passes through charges for sales tax, shipping, envelopes, and postage.

3.7.2.	Items sent by USPS shall be passed through at the current postal rate.

3.7.3.	Charges for items sent via non-USPS (UPS or FedEx) are based on the special rate offered to TSYS by such carriers.

3.8.	Mobile App Software Sublicense Terms

The following Mobile App software sublicense terms shall apply to COMPANY and any of its merchants using Mobile App; COMPANY shall include this language in the agreements between COMPANY and its merchants.

3.8.1.	Use of the Licensed Software is limited to COMPANY or merchant internal business purposes.

3.8.2.	Title to and ownership of the Licensed Software remains with TSYS and its suppliers.

3.8.3.	Neither COMPANY nor the merchant may (a) alter or modify the Licensed Software, (b) reverse engineer, decompile, disassemble, or in any way attempt to derive the Source Code for the Licensed Software, or (c) transfer the Licensed Software to any third party or make the Licensed Software available to any third party as part of any time-sharing or service bureau arrangement.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.8.4.	Neither COMPANY nor the merchant will export or re-export the Licensed Software without the appropriate United States or foreign government licenses.

3.8.5.	All express and implied warranties regarding the Licensed Software by TSYS and its suppliers to the merchant are disclaimed.

3.8.6.	All consequential, special, and indirect damages are disclaimed on behalf of TSYS and its suppliers.

3.8.7.	For U.S. Government End Users: The Licensed Software is a “commercial item,” as that term is defined at 48 C.F.R. 2.101 (OCT 1995), and more specifically is “commercial computer software” and “commercial computer software documentation,” as such terms are used in 48 C.F.R. 12.212 (SEPT 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), the Licensed Software is provided to U.S. Government End Users(a) only as a commercial end item and (b) with only those rights as are granted to all other End Users pursuant to the terms and conditions herein.

3.8.8.	TSYS is expressly named as an intended third party beneficiary of the End User license agreement, with the right to enforce the terms relating to the Licensed Software directly against the merchant.

4.	License; Access Rights

4.1.	Subject to the terms of this Exhibit, TSYS hereby grants to COMPANY a non-exclusive, non-assignable, non-sublicensable, limited right and license to access and use, and to permit access and usage by designated employees, agents, and merchants, to the Payment Acceptance Applications from TSYS’ servers for the sole and exclusive purpose of enabling TSYS to provide the Payment Acceptance Applications and services to COMPANY’s merchants and for such merchants to process transactions.

4.2.	Subject to the terms of this Exhibit, TSYS hereby grants to COMPANY a non-exclusive, non-assignable, non-sublicensable right and license to install, host, operate and use the GLU-ON software object code within the territory of the United States, for the sole and exclusive purpose of enabling COMPANY to utilize the Payment Acceptance Applications. COMPANY shall have no right to enhance, modify, customize or create derivative works from the GLU-ON software and shall not have access to the related source code. TSYS may, at its sole determination, provide subsequent releases of the software to COMPANY, but has no obligation to do so. TSYS is not responsible for any maintenance of or resulting effects to COMPANY’s operating environment. COMPANY may install the GLU-ON software on an unlimited number of workstations and may make back-up copies as reasonably necessary. Upon termination of this Agreement, COMPANY must delete or destroy all installations and copies.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.3.	In addition, TSYS hereby grants to COMPANY a non-exclusive, non-assignable, non-sub-licensable right and license to use the Payment Acceptance Applications and the applicable user guides, technical specifications, white papers and marketing and sales collateral provided to COMPANY by TSYS (“Documentation”); such Documentation to be used solely for internal training and technical support purposes and/or solely in conjunction with COMPANY’s resale of Payment Acceptance Applications.

5.	Warranty

TSYS represents and warrants that, with respect to the Payment Acceptance Applications / GLU-ON software furnished to COMPANY, for a period of ninety (90) days following implementation in a production environment (the “Warranty Period”); such software shall materially conform to applicable specifications. If COMPANY provides TSYS with written notice of any material defect (“Defect”) during the Warranty Period (identifying in reasonable detail the nature of the Defect), then TSYS will repair such Defect, at TSYS’ sole cost and expense. Any Defect identified after the Warranty Period, and any other defects with respect to such software, will not be covered by the warranty. The above warranty will not apply to any Defect to the extent caused by (i) COMPANY’s misuse or modification of the software (other than as expressly directed or approved in writing by TSYS); or (ii) COMPANY’s failure to install corrections or enhancements to the software which have been made available by TSYS; or (iii) COMPANY’s use of the software in a manner that deviates from the applicable specifications.

6.	Implementation / Customization

Upon COMPANY’s written request, TSYS will provide a quote for Customization Services of the Payment Acceptance Applications.

6.1.	TSYS reserves the right to evaluate customization requests before committing to implement them; any such agreed upon request will be documented via a separate Statement of Work (“SOW”) describing the Customization Services, including at a minimum, a description of the work, any fees or expenses, the completion date, required sign-off and/or acceptance by COMPANY, and terms of payment.

6.2.	The Customization Engagement Fee includes the provision of TSYS resources to work directly with COMPANY to identify interface needs, input data, and process / output requirements associated with customized work effort.

Item	Fees
Implementation I Customization Engagement Fee	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

7.	Training

7.1.	Initial COMPANY Training

TSYS will provide COMPANY, at no charge, with one (1) Payment Acceptance Application training session via either teleconference or webinar; such session not to exceed two (2) hours.

7.2.	Subsequent COMPANY Training

Upon written request, TSYS will provide COMPANY with subsequent training or training that is not part of the implementation process which shall be conducted on a per request basis and shall be priced as follows:

Item	Applies to	Fee
Training at COMPANY Location	Per Trainer, Per Day	$[***]
Training at TSYS Facility	Per Trainer, Per Day	$[***]
Telephone / Web Based Training	Per Hour, Per Trainer	$[***]
Training Materials	Per Set	$[***]

N.B.1	TSYS will provide “Train the Trainer” training with COMPANY employees, who will in turn train merchants and end users on the Payment Acceptance Applications.
N.B.2.	Travel, lodging, transportation, out-of-pocket expenses for TSYS conversion and training personnel are considered a COMPANY cost in addition to any fees.
N.B.3.	Onsite (both at TSYS and COMPANY facilities) training fees are assessed at the full day’s rate, regardless of how many hours (up to 8) are utilized.
N.B.4.	A maximum number of eight (8) participants per eight (8) hour training session shall be facilitated per trainer, per day under the above fee structure.

7.3.	Merchant Training

Upon written request, TSYS will provide COMPANY merchants with TSYS Payment Acceptance Application product training sessions via either teleconference or webinar at the pricing set forth below; such session not to exceed one (1) hour.

Item	Applies to	Fee
Merchant Training	Per Training Session	$[***]

Payment Acceptance Applications Merchant Terms of Use

8.	Payment Acceptance Applications Merchant Terms of Use

At implementation, COMPANY Merchants will be required to accept the Payment Acceptance Applications Terms of Use (“TOU”) as a condition of utilizing the product. The TOU will be administered through a click wrap license maintained by TSYS.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit G

Training, Consulting, and Documentation

TSYS provides various training & professional services/consulting options for COMPANY on the use of TSYS products. The pricing for such training and professional services/consulting is set forth below. Pricing for any custom training & professional services/consulting requests for either COMPANY-level training or merchant-level training will be provided on a per-quote basis. The training & professional services/consulting methods listed below may not be available for each Product.

1.	Training

1.1.	Initial Conversion / Start-up Training

Training Type	Applies To	Maximum Number of Participants	Fees
Initial Conversion / Start-up TrainingNB2	Per trainer, Per Day, for a maximum of 5 days	[***]		[***]
System Overview	Per trainer, Per Day, for a maximum of 3 days	[***]		[***]
Each Subsequent Training Day after 5th day of Initial Conversion / Start-up Training or 3rd day of System Overview	Per Day	[***]	$	[***]
Training materials	Per Set	[***]	$	[***]N”
System Manual CDs	Per Set	[***]	$	[***]NB4

N.B.	1 Maximum of eight (8) hours per day.
N.B.2	Valid forty-five (45) days prior to and up to thirty (30) days after live date.
N.B.3	The first five (5) sets shall be provided [***]. Any applicable shipping/postage fees will be passed through as applicable.
N.B.4	First set provided at no cost. Any applicable shipping/postage fees will be passed through as applicable.

1.2.	Post-Conversion Training

Training Type	Applies toN.B.1	Maximum Number of Participants	Fee
Training at COMPANY location	Per Trainer, Per Day	[***]	$	[***]
Training at TSYS facility	Per Trainer, Per Day	[***]	$	[***]
Telephone/Web based training	Per Trainer, Per Hour	[***]	$	[***]
Web Based Training	Per Session Viewed Per Logon	[***]		[***]
Training materials	Per Set	[***]	$	[***]N.B.2
System Manual CDs	Per Set	[***]	$	[***]N.B.2

N.B.	1 Maximum of eight (8) hours per day.
N.B.2	Pricing excludes any applicable shipping/postage fees (such items will be passed through as applicable).

CONFIDENTIAL

G-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.	Professional Services/Consulting

Upon receipt of a request for services by COMPANY to TSYS for Professional Services/Consulting, TSYS shall provide a written proposal, including an estimate for fees and number of hours, for COMPANY’s written approval prior to the commencement of services.

Item	Per	Fee
Professional Services – Business	Per Hour, Per Resource / Consultant	$[***]
Professional Services – Technical	Per Hour, Per Resource / Consultant	$[***]

3.	General Training & Professional Services/Consulting Terms and Conditions

3.1.	Travel, lodging, transportation, and out-of-pocket expenses for TSYS training & professional services/consulting personnel, for on-site training & professional services/consulting at TSYS, COMPANY, or other facility, are considered a COMPANY cost in addition to any fees.

3.2.	On-Site (both at TSYS and at COMPANY facility) training & professional services/consulting fees are assessed at the full day’s rate, regardless of how many hours (up to eight (8) hours) are utilized.

3.3.	Hourly rates are assessed in full hour increments (i.e. a partial hour will be rounded up to the next full hour).

4.	Documentation

4.1.	Doc-line Online Accounting System

Number of Logons	Per	Fee
0 –100 Logon IDs	Per Month	[***]
101 – 200 Logon IDs	Per Month	$[***]

CONFIDENTIAL

G-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. WHERE TWO PAGES OF MATERIAL HAVE BEEN

OMITTED, THE REDACTED MATERIAL IS MARKED WITH [@ @].

Exhibit K

[@ @]

CONFIDENTIAL

K-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. WHERE NINE PAGES OF MATERIAL HAVE BEEN

OMITTED, THE REDACTED MATERIAL IS MARKED WITH [/ /].

Exhibit K-I

[/ /]

CONFIDENTIAL

K-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. WHERE SIX PAGES OF MATERIAL HAVE BEEN

OMITTED, THE REDACTED MATERIAL IS MARKED WITH [^^].

Exhibit K-II

[^^]

CONFIDENTIAL

K-3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit M

Major Merchant: [***]

1.	Major Merchant Pricing – [***]

TSYS will provide COMPANY the following Authorization & Capture and Outclearing & Settlement merchant pricing for COMPANY’s major merchant [***]:

1.1.	POS and Clearing and Settlement Pricing Structure

Pricing for [***] shall be the lower of (i) the rates in the table below, or (ii) the rates from Exhibits B and C then assessed based upon COMPANY transaction volume and type. In the event pricing for [***] is assessed per Exhibits B and C, all applicable pricing terms and conditions from those Exhibits shall apply, superseding and replacing the terms of this Exhibit M.

Tier	Monthly Authorization Transaction Volume	Per Transaction Fee	Applies To:
1	[***]	[***]	Price per transaction when volume falls within this tier.
2	[***]	[***]	Price per transaction when volume falls within this tier.

2.	Pricing Terms and Conditions

The pricing set forth in Section 1 is valid only under the following terms and conditions:

2.1.	To be considered a “Major Merchant”, [***] must process more than [***] per month on TSYS. In the event that [***] does not process at least [***] per month on TSYS, the pricing set forth above shall not apply and [***] shall be priced per the rates set forth in the applicable exhibits of the Agreement.

2.2.	COMPANY agrees to establish a separate BIN and/or a distinct agent number within the TSYS MMS system for the purpose of identifying the [***] Major Merchant transactional volume and applying the Major Merchant pricing set forth in Section 1.1 above.

2.3.	[***] transaction volume shall not be included in any pricing tiers or transactional minimums applicable to non-Major Merchant transactions under the Agreement.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.4.	The following services are included in the “Authorization and Capture & Clearing and Settlement” pricing: POS Authorization and Capture transaction fees and Clearing and Settlement transaction fees for all card brand types.

2.5.	All other fees and expenses as set forth in the Agreement shall apply.

2.6.	COMPANY agrees to keep [***] on TSYS the longer of (i) the term of the TSYS / COMPANY Agreement or (ii) the term of the COMPANY / [***] Agreement; unless [***] is lost to an arms-length competitor.

2.7.	The Major Merchant must utilize TSYS for both Authorization and Capture and Clearing and Settlement transaction processing and related services.

2.8.	For purposes of applying the above pricing, TSYS shall utilize the greater of: (i) the number of Authorization transactions, or (ii) the number of Cleared & Settled transactions for the applicable month. Additionally, TSYS shall utilize the number of capture transactions as a proxy for the number of Cleared & Settled transactions on a monthly basis.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit M-I

Major Merchant: [***]

1.	Pricing Adjustment Program Description

TSYS shall provide COMPANY with a monthly pricing adjustment (“Pricing Adjustment”) in association with the major client [***] and the related merchant authorization volumes processed on TSYS for Dial, IP, and SSL authorization transactions. Subject to the terms and conditions provided herein, TSYS agrees to provide such Pricing Adjustment to COMPANY such that each transaction type will have an Effective Rate as described in Section 3.1 below.

2.	Terms and Conditions

The Pricing Adjustment Program for [***] transactions shall be subject to the following terms and conditions:

2.1.	The merchant must utilize TSYS for Authorization and Capture and Clearing and Settlement transaction processing and related services in order for COMPANY to receive the Pricing Adjustment from TSYS.

2.2.	COMPANY shall set up [***] merchants in such a manner as to allow TSYS to identify and track merchants associated with this program (i.e. separate BIN, unique Agent number in MMS, etc.).

2.3.	All related Authorization and Capture and/or Outgoing/Clearing and Settlement transaction volumes shall be included in COMPANY’ s applicable transaction tiers.

2.4.	The rates charged by TSYS to COMPANY for authorization and capture transactions shall be priced at the applicable rates contained in the Agreement and Exhibits (“Agreement Pricing”):

Transaction Type	Agreement Section
Dial Authorization and Capture	Exhibit B, Section 1.1
SSL Authorization and Capture	Exhibit B, Section 3.1.1
IP Authorization and Capture	Exhibit B, Section 3.1.3

2.5.	The Pricing Adjustment described in this Program applies to [***] merchant authorization and captures only.

2.6.	The Pricing Adjustment described in this Program applies only to the Transaction Types described in Section 2.4 and does not apply to any volume TSYS receives through any other access method, such as Wireless or out of country authorization requests.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.7.	The Pricing Adjustment shall be applied in the form of a credit on the monthly invoice.

2.8.	The Pricing Adjustment shall be applied separately for each Transaction Type and shall have the effect of giving COMPANY an Effective Rate for each Transaction Type that is equal to the Effective Rates set forth in Section 3.1 below.

2.9.	The Pricing Adjustment shall be limited to Authorization and Capture Transaction Types and does not apply to any other services including, but not limited to, clearing and settlement transactions, account / residency fees, deposits, statements, reporting, chargebacks, DDA Changes, Customer Service / Help Desk, or other such services.

2.10.	For purposes of this Program, [***] transactions will be treated as the last transactions added to any applicable COMPANY Agreement Pricing tier.

2.11.	All related Authorization and Capture and/or Outgoing/Clearing and Settlement transaction volumes shall be counted toward the fulfillment of COMPANY’s Minimum Processing Transaction commitments.

3.	COMPANY [***] Merchant Effective Rates

3.1.	Effective Rates per Transaction Type

The Effective Rates per Dial, SSL, or IP transaction types shall be the lower of (i) the rates in the table below, or (ii) the rates from Exhibits B and C then assessed based upon COMPANY transaction volume and type. In the event pricing for [***] is assessed per Exhibits B and C, all applicable pricing terms and conditions from those Exhibits shall apply, superseding and replacing the terms of this Exhibit M-I.

Transaction Type	Agreement Section
Dial Authorization and Capture	$[***]
SSL Authorization and Capture	$[***]
IP Authorization and Capture	$[***]

3.2.	Pricing Adjustment Credit Calculation

The Pricing Adjustment, if any, shall be calculated per Transaction Type by subtracting the total Effective Rate charges per Transaction Type for [***] authorizations from the total Agreement Pricing charges per Transaction Type for [***] authorizations.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.3.	Pricing Adjustment Credit Calculation Example

[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit O

Service Levels

TSYS’ responsibility for Service Level standards is limited to those elements over which TSYS has substantial control. COMPANY will exercise commercially reasonable efforts to notify TSYS of Service Level deficiencies within twenty-four (24) hours of deterioration to aid TSYS in curing all deficiencies. Set forth below are the Service Level Items to be monitored, and a description of applicable remedies.

Service Level Item	SLA Standard (%)	Remedy
POS Services
Dial Authorization communication network (24/7/365)	[***]*	[***]
IP Authorization gateway availability (24/7/365)	[***]*	[***]
SSL Authorization gateway availability (24/7/365)	[***]*	[***]
Saratoga Authorization platform availability (24/7/365)	[***]*	[***]
DialPay IVR uptime availability (24/7/365)	[***]	[***]
DialPay calls answered on first attempt	[***]
DialPay and Voice Authorization average speed of answer (ASA) of 25 seconds or less	[***]
Voice Authorization uptime availability (24/7/365)	[***]
Merchant Management System (MMS) (7 am to 7 pm /7/365	[***]
MMS Expedited Profile Builds Received by 3:00 CST weekdays are completed same business day	[***]
MMS Profile deletes completed within 36 hours	[***]
Accounting and Clearing

MAS On-line Access (24/7/365) for all functional inquiry Capabilities (specified function codes: IAG, IPT, IPB, IME, IPL, IFC, IBT, IBA, IDN, IFT, ICG, IPS, IBR, IHM, ICD, IMA, IIT, IDR, IAL, INA, IRK with the exception of normal refreshes and scheduled downtime)

	[***]	[***]
Account Inquiry (from 8 am EST to 8 pm EST/7/365)	[***]
File Maintenance (from 8 am EST t o 7 pm EST/7/365)	[***]
Monetary Entry (from 8 am EST to 7 pm EST/7/365)	[***]

MAS On-line access response time of 3 seconds or less based on recommended line levels (1 to 8 terminals — multipoint 9600 BPS , 1 to 64 terminals — point- to- point 9600 BPS line, 256 terminals and other applications — point-to-point 56 KBPS line, multiport DSOSU’s, automatic dial backup, >256 terminals and other applications — fractional or full T-1 line, bridge router connection, ISDN back up)

[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Incoming Transaction files (excluding rejects by association due to source data) received after 6:30 pm EST and before 4:30 am (Tuesday through Friday) EST will be early cleared to the associations for same day settlement. Incoming transaction files (excluding rejects by association due to source data) received after 4:30 am and before 6:30 pm EST Sunday through Friday will be cleared current day or if received on a non-business day or after 6:30 pm EST will be cleared no later than the next business day.

[***]*	[***]

Service Level Item	SLA Standard (%)	Remedy
Tapes mailed within 2 business days of cycling	[***]
Printed statements mailed within 3 business days	[***]
General Ledger file delivered 6 am EST on the business day following posting or settlement	[***]
Chargebacks and Retrievals file delivered 6 am EST on the business day following posting or settlement	[***]
Daily Reports file delivered 1 pm EST on the business day following posting or settlement	[***]
Daily Transactions file delivered 6 am EST on the business day following posting or settlement	[***]
Monthly Reporting file delivered 12 noon EST on the 3rd business day following the last business day of the month.	[***]
Monthly Statements delivered 12 noon EST on the 3rd business day following the last business day of the month	[***]	[***]
	[***]	[***]
Proof and Verification files (P&V) shall be delivered by 8 am EST the business day following posting or settlement	[***]	[***]
[***]
Month End extract file shall be delivered no later than the 2nd business day following the last business day of the COMPANY’s business month	[***] [***]
Merchant Support average speed of answer of 30 seconds	[***]
Merchant Support abandonment rate of 4% or less	[***]
Service response from TSYS service/RM team acknowledging request in 24 hours and updates every 24 hours thereafter	[***]
e-Connections system availability (24/7/365)	[***]
Merchant error rate at or below two tenths of one percent	[***]
(.2%) for loss of data caused by TSYS as measured on a monthly basis (TSYS will correct errors at their own expense)	[***]
ADF files shall be delivered by 8 am EST the business day following posting or settlement	[***]*
TSYS shall forward COMPANY a copy of the Draft 256 file to COMPANY’s designated endpoint for each COMPANY	[***]*	[***]
Bank ID by 9 am EST.
SLA Remedies
[***]		[***]
[***]		[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

[***]	[***]
[***]
[***]

Service Interruptions
Notification of scheduled maintenance must be given according to the standard timeframe to the right	14 days prior

Unscheduled service interruptions must be communicated	As Soon as Possible

Any major communication network outage that is known to TSYS	As Soon as Possible
Response Times
TSYS will achieve commercially reasonable response times comparable to those achieved by third party providers of comparable services. At a minimum TSYS will respond within twenty-four (24) hours where there is financial impact to the COMPANY’s merchants.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit Q

Business Continuity Plan

[Remainder of the page intentionally left blank.]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

TAS DR Summary

2011

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. WHERE FIVE PAGES OF MATERIAL HAVE BEEN OMITTED, THE REDACTED MATERIAL IS MARKED WITH [~ ~].

[~ ~]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Contact Center / Help Desk

The Contact Center is made up of the various departments of the call center / help desk located at the TSYS Acquiring Tempe headquarters. The recovery strategy for the Contact Center is to build the required number of PC workstations with the correct software and tools at the hot site, provide connectivity to all production platforms, provide a phone and headset, and redirect the incoming customer calls to the hot site ACD switch. RTO for the Contact Center is 48 hours.

The help desk operates from three geographically diverse facilities in a redundant fashion – TSYS Acquiring Tempe HQ in Arizona, TSYS Corporate Ridge in Columbus, GA, and off-shore in the Philippines. Furthermore, the Tempe help desk is recovered at the SunGard hot site in Scottsdale, AZ.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. WHERE FOUR PAGES OF MATERIAL HAVE BEEN OMITTED, THE REDACTED MATERIAL IS MARKED WITH [# #].

[# #]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit S

Enhanced Discover Merchant Registration

1.	Program Description

The Enhanced Discover Merchant Registration provides COMPANY with an online interface to enter Discover-required information and send a registration file to Discover for their Discover MAP merchants.

2.	Functionality

2.1.	The Enhanced Discover Merchant Registration interface connects with the TSYS merchant boarding process and a subset of data required by Discover will be populated from the merchant boarding screens to the interface.

2.2.	COMPANY may use the TSYS MAS Batch Upload file to send Discover Registration records to TSYS.

2.3.	Discover Merchant Registration information will be sent to Discover on a daily basis; Discover will send response information back to TSYS; TSYS will provide COMPANY with registration status via Discover Registration Response Report.

3.	Pricing

3.1.	Enhanced Discover Merchant Registration

The Enhanced Discover Merchant Registration fee includes the Discover Submitted Registration Report and the Discover Registration Response Report

3.1.1.	Monthly fee, per BIN $[***]

N.B.1     These reports will be delivered to the e-Connections Mailbox.

3.2.	3.2 Optional Discover Merchant Registration Reports

The Optional Discover Merchant Registration reports fee includes the Discover Data Exception Report, TSYS Orphan Merchant Report, and Discover Orphan Merchant Report.

CONFIDENTIAL

S-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.2.1.	Monthly fee, per BIN

$[***]

N.B.1	Fee includes the first 150MB of storage per month; storage requirements in excess of 150MB per month will be charged at a rate of $[***] per Kb.
N.B.2	These reports will be delivered to the e-Connections Mailbox.

4.	Description of Reports

4.1.	Discover Submitted Registration Report

The Discover Submitted Registration Report is an audit report of information submitted to Discover via the interface.

4.2.	Discover Registration Response Report

The Discover Registration Response Report shows information received from Discover via the Discover Response File as well as detailed information on registration errors.

4.3.	Discover Data Exception Report

The Discover Data Exception Report is a report of data exceptions identified when TSYS merchant data is compared to the data in the Discover registration database.

4.4.	TSYS Orphan Merchant Report

The TSYS Orphan Merchant Report shows Discover MAP merchants that appear in TSYS’ Merchant Accounting System but do not appear in the Discover Registration database.

4.5.	Discover Orphan Merchant Report

The Discover Orphan Merchant Report shows merchants that appear in the Discover Registration database but do not appear in TSYS’ Merchant Accounting System.

CONFIDENTIAL

S-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit U-I

TSYS® Designated SSL IP Address Terms of Use

COMPANY has requested a designated SSL IP Address or Addresses (“Address”) from TSYS in order for COMPANY or its customer (“MERCHANT”) to access TSYS systems (hereinafter, COMPANY and MERCHANT collectively shall be referred to as “USER”). TSYS hereby agrees to provide such designated SSL IP Address subject to the following terms and conditions.

1.	Acknowledgment And Acceptance of Agreement

COMPANY hereby acknowledges and accepts this TSYS Designated SSL IP Address Terms of Use Agreement (“TOU”), any amendments thereto, and any operating rules or policies that may be published from time to time by TSYS, all of which are hereby incorporated by reference.

2.	Description of Service

TSYS shall provide COMPANY with a specific, designated SSL IP Address for use in accessing TSYS systems via the Internet for distribution to MERCHANT. MERCHANT must: (a) provide its own access to the Internet, and (b) provide all equipment necessary to make such connection to the Internet, including, but not limited to, a computer, modem and Web browser. TSYS is not responsible for any fee related to the MERCHANT’S access of the Internet.

COMPANY shall be responsible for the distribution of the SSL IP address to MERCHANTS and for the enforcement of the applicable portions of the TOU.

3.	MERCHANT Obligations

3.1.	MERCHANT shall use the designated Address only to add, update or validate their firewall configurations to establish a trusted host relationship.

3.2.	MERCHANT shall not substitute the designated Address for a required URL (ex haps://ss1123.domin.net) or fully qualified domain name (ss1123.domain.net) for transaction processing.

3.3.	MERCHANT is responsible for maintaining the confidentiality of the designated Address and is fully responsible for all activities that occur under MERCHANT’s use of such designated Address. MERCHANT agrees to immediately notify TSYS of any unauthorized use of the designated Address or any other breach of security.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.4.	MERCHANT agrees not to interfere with the use and enjoyment of TSYS systems by other clients. COMPANY agrees to be solely responsible for the contents of USER’S transmissions through the Address.

3.5.	MERCHANT agrees (i) not to use the Address for illegal purposes; (ii) not to interfere with or disrupt the servers or networks connected to the Address; (iii) to comply with all requirements, procedures, policies and regulations of networks connected to the Address; and (iv) to comply with all applicable laws regarding the transmission of technical data exported from the United States.

3.6.	MERCHANT shall not disclose, give, transfer, resell or otherwise provide the designated Address to any other party.

4.	Modifications

4.1.	TSYS may change the TOU from time to time at its sole discretion. Changes to the TOU will be provided to all clients.

4.2.	TSYS reserves the right to modify or discontinue, temporarily or permanently, the Address with or without prior notice to USER. In the event that an Address is scheduled for retirement (discontinued), TSYS will provide USER with a minimum of ninety (90) days prior written notice. USER agrees that TSYS shall not be liable to USER or any third party for any modification or discontinuance of the Address.

5.	Indemnity

COMPANY agrees to indemnify and hold TSYS, and its officers, and employees, harmless from any claim or demand, including reasonable attorneys’ fees, made by any third party due to or arising out of MERCHANT’S use of the Address, MERCHANT’S connection to the Address, or COMPANY’S or MERCHANT’S violation of the TOU.

6.	Termination

COMPANY agrees that TSYS may terminate MERCHANT’S access to the designated Address if TSYS believes:

6.1.	That COMPANY or MERCHANT has violated or acted inconsistently with the letter or spirit of this TOU,

6.2.	That MERCHANT has violated the rights of TSYS or that MERCHANT’S continued use of the Address poses a material threat to the security, stability, or ongoing operation of TSYS systems or services.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

COMPANY acknowledges and agrees that any termination of access to the Address under any provision of this Agreement may be effected without prior notice.

7.	Disclaimer of Warranties

COMPANY expressly agrees that use of the Address is at MERCHANT’S sole risk.

7.1.	TSYS EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

7.2.	TSYS MAKES NO WARRANTY THAT USE OF THE DESIGNATED ADDRESS WILL MEET MERCHANT’S REQUIREMENTS, THAT THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES TSYS MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE SERVICE.

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES, SO SOME OF THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU.

8.	Limitation of Liability

8.1.	COMPANY agrees that TSYS shall not be liable for any direct, indirect, incidental, special, or consequential damages, resulting from the use or the inability to use the designated Address or resulting from unauthorized access to or alteration of user’s transmissions or data, including but not limited to, damages for loss of profits, use, data or other intangibles, even if TSYS has been advised of the possibility of such damages.

8.2.	COMPANY further agrees that TSYS shall not be liable for any damages arising from interruption, suspension or termination of the designated Address, including but not limited to direct, indirect, incidental, special, consequential or exemplary damages, whether such interruption, suspension or termination was justified or not, negligent or intentional, inadvertent or advertent.

Some jurisdictions do not allow the limitation or exclusion of liability for incidental or consequential damages so some of the above limitations may not apply to you.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

NOTICE: Any notice to COMPANY or to TSYS shall be made via either email or regular mail. TSYS may also provide notices of changes to the Terms of Use or other matters by displaying notices to COMPANY generally regarding the designated Address.

9.	General

9.1.	The TOU and the relationship between COMPANY, MERCHANT, and TSYS shall be governed by the laws of the State of Arizona without regard to its conflict of law provisions.

9.2.	The failure of TSYS to exercise or enforce any right or provision of the TOU shall not constitute a waiver of such right or provision. If any provision of the TOU is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties’ intentions as reflected in the provision, and the other provisions of the TOU remain in full force and effect.

9.3.	COMPANY agrees that regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the Service or the Service agreement must be filed within ninety (90) days after such claim or cause of action arose or be forever barred.

10.	Section Titles

The section titles in the TOU are for convenience only and have no legal or contractual effect.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit U-II

TSYS® Designated SSL IP Addresses and Host/Domain Names

The following is an approved list of TSYS Designated SSL IP Addresses and Host/Domain Names which merchants may use to establish a trusted host relationship and/or validate firewall configurations.

1.	VitalNetTM SSL 1.0 (HTTPS)

Production – Primary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

Production – Secondary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

Production – Secondary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

Dedicated Test Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.	VirtualNetTM SSL 2.0 (Sockets/Enhanced SSL)

Production – Primary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

Production — Secondary Gateways Domain Name: [***]

URL (if applicable): [***] Port: [***]

IP Addresses:

[***]

Dedicated Test Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit W

Termination Fee Schedule

In the event COMPANY exercises the option to terminate this Agreement pursuant to Section 2 of the Agreement, COMPANY shall pay TSYS pursuant to the applicable table(s) below:

Termination Type:	Pursuant to:	Schedule:
Early Termination due to Triggering Event	Section 19.2	Exhibit W-1
Optional Termination of POS Services	Section 19.2	Exhibit W-1
Optional Termination of Clearing and Settlement Services	Section 19.2	Exhibit WA

CONFIDENTIAL

W-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. WHERE THREE PAGES OF MATERIAL HAVE BEEN

OMITTED, THE REDACTED MATERIAL IS MARKED WITH [> >].

TSYS—TRANSFIRST Processing Proposal: November 02, 2011

CONFIDENTIAL — NOT TO BE DISCLOSED TO THIRD PARTIES

Appendix I — Termination Fee Schedule

	Contract Year	Month Number	Termination
[> >]

© 2011 TSYS Acquiring Solutions, L.L.C. All rights reserved worldwide. TSYS® is a registered trademark of Total System Services, Inc. Other marks are trademarks or registered trademarks of their respective owner.

CONFIDENTIAL

W-I-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit X

[***]

1.	[***] Program Description

COMPANY’s client, [***], offers integrated car wash equipment, POS solutions, and ISO relationships to its merchants. [***] is interested in converting a transaction volume of at least [***] authorizations per year to COMPANY and TSYS. In order to effectuate such a conversion, COMPANY has requested that TSYS provide COMPANY with adjusted pricing related to [***] transactions. Subject to the terms and conditions provided herein, TSYS agrees to provide such a pricing adjustment (“Pricing Adjustment”) to COMPANY.

2.	Terms and Conditions

2.1.	This Exhibit X shall terminate effective April 1, 2013. Upon termination of this Exhibit, [***] shall be assessed transaction pricing as per the terms and conditions of Exhibits B and C of this Agreement.

2.2.	[***] Transactions processed under this program shall be authorized through COMPANY’s Transaction Central gateway connection to the TSYS authorization platform and will be cleared and settled on TSYS’ platforms in order for COMPANY to receive the Pricing Adjustment from TSYS.

2.3.	COMPANY shall set up [***] and/or [***] merchants in such a manner as to allow TSYS to identify and track merchants associated with this program (for example through a separate BIN, or Agent).

2.4.	The rates charged by TSYS to COMPANY for [***] transactions shall be priced at the applicable rates contained in the Agreement, Exhibit “B-I”, Section 2.4.4.1, and Exhibit “C”, Section 1.2.2. et seq., (“Agreement Pricing”).

2.5.	No Pricing Adjustment will be made to COMPANY’s Agreement Pricing for any volume TSYS receives through any other access method, such as Dial, SSL, IP, or Wireless.

2.6.	The Pricing Adjustment shall be applied in the form of a credit on the monthly invoice.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.7.	The Pricing Adjustment shall be limited to Authorization and Clearing & Settlement transaction fees. TSYS shall not be obligated to provide a Pricing Adjustment for any other services including, but not limited to, account / residency fees, deposits, statements, reporting, chargebacks, DDA Changes, Customer Service / Help Desk, or other such services. To the extent that TSYS performs any such services on behalf of COMPANY, COMPANY shall be charged fees pursuant to the Agreement.

2.8.	For purposes of this program, [***] transactions will be treated as the last transactions added to the applicable COMPANY Agreement pricing tier. In the event that the COMPANY Agreement pricing tier structure already provides for a credit to COMPANY, such as the Clearing and Settlement Transaction Volume Rebate set forth in Exhibit “C”, Section 1.2.2.1, then the Pricing Adjustment set forth herein shall be reduced by the amount of Agreement Pricing credit, such reduction not to exceed the size of the Pricing Adjustment credit.

2.9.	COMPANY agrees to provide TSYS with notice of any pertinent contractual changes between COMPANY and [***] that may impact the Pricing Adjustment considerations contained within this [***] Program. Upon receipt of such notice TSYS may, in its sole discretion, determine whether it will amend this [***] Program to account for any or all of the contractual changes in the agreement between COMPANY and [***].

3.	Pricing Adjustment Description

3.1.	COMPANY shall provide TSYS with [***] (“[***] Fee Percentage”) of all COMPANY Transaction Fees generated from [***].

3.2.	The [***] Fee Percentage shall be used to calculate the monthly Pricing Adjustment Credit which will appear on the COMPANY invoice.

3.3.	Pricing Adjustment Credit Calculation

3.3.1.	The Pricing Adjustment shall be based upon the COMPANY-[***] Transaction Fees consistent with the pricing schedule attached hereto as Exhibit “X-I”. For clarification purposes, in the event the actual fees charged by COMPANY to [***] vary from Exhibit “X-I”, the COMPANY Pricing Adjustment will be based, at a minimum, on the fees set forth in Exhibit “X-I”.

3.3.2.	COMPANY-[***] Transaction Fees generated from [***] shall be multiplied by the [***] Fee Percentage to establish an “Adjusted TSYS Transaction Price” such that the minimum effective rate to COMPANY per [***] transaction shall be of $[***].

3.3.3.	The Adjusted TSYS Transaction Price shall be subtracted from the Agreement Pricing, yielding a “COMPANY Credit”.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.4.	Pricing Adjustment Example*

For purposes of this example, assume [***] processes 1,000,000 transactions in a given month.

[***]

*	Based upon current rates and fees as of the date of this Amendment, including the Transaction Central rate of [***]/transaction and the clearing and settlement fee of [***]/transaction.
N.B.1	Based on the COMPANY Credit, COMPANY’s effective rate would be [***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit X-1

TransFirst Pricing to [***]

For purposes of the Pricing Adjustment Credit Calculation as described in Exhibit “R”, Section 3.3, the pricing set forth herein represents the pricing that COMPANY will charge [***], including authorization and clearing services resold from TSYS.

1.	Standard Pricing

1.1 Gross Interchange, dues and assessments	Pass Through

1.2 Visa/MasterCard Interchange Item Fee	Pass Through

1.3 Visa Base 1 and MasterCard file transmission and kilobyte fees	Pass Through

1.4 Per Transaction Fees

Tier	Transaction Volume	Per Transaction Fee	Applies to:
1	[***]	[***]	Price per transaction from [***] through COMPANY’s TransAction Central.
2	[***]	[***]	Price per transaction from [***] through COMPANY’s TransAction Central.
3	[***]	[***]	Price per transaction from [***] through COMPANY’s TransAction Central.
4	[***]	[***]	Price per transaction from [***] through COMPANY’s TransAction Central.

1.4.1	Forward Pricing

COMPANY will charge [***] a rate of $[***] per transaction for the first TBD months. Beginning the TBD month, [***] will be billed at the applicable transaction tier pricing as set forth in Section 1.4.

1.5 Non-Bankcard Transaction Fees (i.e.) AMEX/Discover	$[***]

1.6 Voice Authorizations	$[***]

2.	Monthly/Annual/Per Item Fees

2.1. Monthly Reporting & Administrative Fees
(per MID, includes TransLink online reporting.	$[***]

2.2. Chargeback/Retrieval Fee, per item	$[***]

2.3. DDA Change Fee, per occurrence	$[***]

2.4. Customer Service/Help Desk Fee, per call	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.	One-Time Fees

MerchantApplication & Set-up Fee, per MID	$[***]

4.	ISO Registration Fees (Paid on behalf of [***] by COMPANY)

4.1. Initial Registration Fee — Visa	[***]

4.2. Initial Registration Fee — MasterCard	[***]

4.3. Annual Renewal Fee — Visa	[***]

4.4. Annual Renewal Fee — MasterCard	[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit Y

ISO Revenue Share Program

This Exhibit is provided to determine and define the terms and conditions of the ISO Revenue Share Program (the “Program”) between TSYS and COMPANY. Program shall be conducted under the following terms and conditions:

1.	Independent Sales Organization (“ISO”)

For purposes of this amendment, an “ISO” shall be i) any entity whose bankcard related business relationship with COMPANY involves the solicitation of merchants for bankcard sales and services, including transaction processing, and ii) who has been registered with the card brands by COMPANY via its Acquirer as a Third Party Service Provider. Notwithstanding the foregoing, the Third Party Service Provider shall not be eligible for participation in the Program if such party submits transactions to TSYS or the card brands via a proprietary or in house gateway or network.

2.	Program Revenue

The Program Revenue will be equal to [***] of the revenue received by COMPANY after payment of all applicable obligations to the ISO (the “Program Revenue”) within the Program. For the avoidance of doubt, Program Revenue includes all revenue billed to merchants (excluding charges for hardware) less Interchange, Dues and Assessments and applicable obligations paid to the ISO partner. Program Revenue does not include any recovery of fines, chargeback transactions or other merchant or ISO recoveries related to transactions. The cost of supporting the Program and any Merchant Services provided are borne by each party, and are excluded from the Program Revenues.

3.	Risk Premium

In the event that Company assumes the risk of losses associated with an ISO participating in the Program, the Risk Premium (as defined herein) shall be deducted from the Program Revenue prior to splitting the revenue between the parties per Section 4 below. The Risk Premium shall be calculated by multiplying the percentage of losses contractually assumed by COMPANY (i.e. based on the contract between the ISO and COMPANY), by [***] which shall then be multiplied by the dollar sales volumes of such ISO for the applicable period (the “Risk Premium”). The Risk Premium calculation shall only be applicable in the event COMPANY assumes all or part of the risk of loss caused by items including, but not limited to, unpaid chargebacks generated by the ISO’s merchant customers.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.	Program Revenue Split

The revenue split between COMPANY and TSYS shall be provided in the following increments or related amounts and/or percentages:

4.1.	COMPANY Revenue Share—COMPANY shall receive [***] of the Program Revenue funds remaining after the Risk Premium has been deducted from the Program Revenue and credited to the COMPANY.

4.2.	TSYS Revenue Share—TSYS shall receive [***] of the Program Revenue funds remaining after the Risk Premium has been deducted from the Program Revenue.

5.	Pricing Floor

5.1.	A Pricing Floor for TSYS provided services is established (per the below); as such TSYS shall have a right to approve or reject any such pricing point with regard to such services that COMPANY would potentially offer that is below the Pricing Floor. Furthermore, TSYS’ prior written approval shall be required for any pricing levels to be provided below the Pricing Floor. In the event TSYS rejects proposed pricing below the pricing floor, such ISO shall not participate in the Program. COMPANY may request such ISO participate in the Program at a different rate than initially proposed.

TSYS Service	Pricing Floor
Auth/Capture & Outclearing & Settlement Fee (per transaction)	$ [***]

6.	New ISO Business

Only New ISO Business (defined as ISO’s with merchants not currently processing on the TSYS platform) shall be eligible under the Program. For clarification purposes, the below qualifications shall apply:

6.1.	To be eligible to participate in the Program, New ISO Business must be associated with ISOs that do not process Authorization & Capture and/or Outclearing & Settlement, and related ancillary services (i.e. “Merchant Services”) on TSYS as of the date that such entities are provided to TSYS for consideration under the Program. Note that ISO’s may have merchants currently processing on COMPANY via TSYS but are currently boarding all new business on another processor (the “Returning COMPANY ISO’s”). These Returning COMPANY ISO’s are eligible for the Program provided any such Returning COMPANY ISO shall have less than [***] ([***]) merchants in its existing portfolio on TSYS. COMPANY shall not resell the services contemplated within the Program to any Returning COMPANY ISO that has greater than [***] ([***]) merchants without TSYS written permission to do so.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

6.2.	Existing ISO relationships that actively process Authorization & Capture and/or Outclearing & Settlement, and related ancillary services (i.e. “Merchant Services”) on TSYS as of the date that such entities are provided to TSYS for consideration under the Program, whether such merchants currently process with any other TSYS Client, are not eligible for participation in the Program.

7.	Reporting

7.1.	COMPANY shall provide to TSYS a monthly report of all residuals, revenue streams, and any other such reporting as reasonably required by TSYS to validate the monthly Program Revenue derived from all services provided to the ISOs within this program. COMPANY shall provide such reporting within twenty (20) calendar days after the end of the month.

8.	Information Rights

Upon providing thirty (30) days notice, and subject to all applicable confidentiality obligations within the existing TSYS / COMPANY agreement; TSYS shall have the right to review internal COMPANY reports / systems / documents necessary to confirm the amount of Program Revenue.

9.	ISO Agreements

Upon reasonable request, COMPANY shall provide TSYS with excerpts requested by TSYS from related ISO / merchant portfolio agreements included in the Program, provided that TSYS acknowledges and agrees that such information is COMPANY’s Confidential Information and shall not be disclosed to any third party or used for any purposes except for those described herein.

10.	Trial Period

TSYS and COMPANY shall accept the addition of new ISOs under the Program for a trial period of twelve (12) months, and/or a maximum of three (3) ISOs/ merchant portfolios. At the conclusion of such period or upon the acceptance of the maximum number of ISOs under the Program, TSYS and COMPANY shall mutually evaluate the program and its continuance. Upon the conclusion of the Trial Period, either party shall have the right to terminate the Program.

11.	Additional Term

If the parties decide to continue the Program, TSYS and COMPANY shall have an Annual Business review of the Program to determine its continuance for an additional year and/or any necessary and mutually agreed adjustments. The Annual Business review of the Program may be requested in writing by either party at least sixty (60) days prior to each associated anniversary of COMPANY and TSYS’ Program, and it will expire upon such anniversary if agreement is not reached. In the event that neither party requests a review of the Program, it shall automatically renew for one additional year.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

12.	Services Commitment

TSYS and COMPANY shall support the Program and the related ISO’s / merchant portfolios enrolled in the program for the shorter of:

12.1.	The term of the current TSYS/ COMPANY contract, or

12.2.	The term of the current agreement between COMPANY and the ISO including any automatic renewals.

13.	Existing Pricing Tiers & Transactional Minimums

The transaction volumes related to the ISOs / merchant portfolios included in the Program shall not be included for the purposes of any pricing tiers or transactional minimums in the existing TSYS/ COMPANY agreement.

14.	Payment

COMPANY shall credit TSYS’ designated account the corresponding amount of TSYS share of the Program prior to the twentieth (20th) day of the month following the month for which the revenue share is owed. COMPANY shall not have the right to offset any payments related to the Merchants Services invoice(s) under the current TSYS —COMPANY agreement.

15.	Full Service (Authorization & Capture and Outclearing & Settlement)

TSYS will be the preferred provider for all ISO / merchant portfolios included in the Program.

16.	Identification/ Unique Boarding

All ISO/ merchant portfolios included in the Program shall be boarded on the TSYS platform in such a manner as to allow TSYS to identify all transaction volume / merchants (i.e. through a separate/unique BIN, Agent, Association, or Group number within the TSYS platforms).

17.	Certification of Compliance

Within sixty (60) calendar days after the end of the trial period and any subsequent renewal of such period, COMPANY shall provide TSYS with a signed letter by an Executive Officer of COMPANY representing that, each and all the ISOs covered under the Program meet the terms and condition as stated in the corresponding agreement.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

18.	Non ISO Opportunities

COMPANY shall not add a Non-ISO in the Program without previously requesting a written consent from TSYS.

19.	Assignment

This agreement shall not be assignable in whole or in part by COMPANY without TSYS’ prior written consent.

20.	Termination

TSYS shall have the right to terminate the Program under any of the following cases:

20.1.	The Program is not compliant with the Government or Association laws, rules, requirements or regulations.

20.2.	COMPANY fails to make or adequately and timely provide for payment due hereunder.

20.3.	COMPANY fails to meet and adhere to the terms and conditions under this agreement.

In the case of termination by TSYS, the ISO(s) under the Program will be included in the TSYS – COMPANY agreement and all the services provided to such ISO(s) by TSYS will be invoiced at COMPANY’s then current rates.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1ST AMENDMENT

CONFIDENTIAL

Y-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

AMENDMENT 1

between

TRANSFIRST HOLDINGS, INC. (“COMPANY”)

and

TSYS ACQUIRING SOLUTIONS, L.L.C. (“TSYS”)

THE PARTIES HEREBY AGREE that the changes set forth in the Schedule of Changes below shall be incorporated into the Processing Services Agreement dated April 16, 2012 by and between TSYS and COMPANY (“Agreement”), such changes shall modify and supersede any conflicting provision contained in the Agreement or any prior revisions thereto. Furthermore, the Parties agree that the impacted pages shall be replaced in the Agreement so that the Agreement reflects the current version of all Articles, Exhibits, and Sections.

SCHEDULE OF CHANGES

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this Amendment to the Agreement has been executed by TSYS and COMPANY effective the first day of the month following execution by TSYS.

TRANSFIRST HOLDINGS, INC.	TSYS ACQUIRING SOLUTIONS, L.L.C.

Signature: /s/ Stephen Cadden	Signature: /s/ Patty Bengtson

Printed Name: Stephen Cadden	Printed Name: Patty Bengtson

Title: Chief Operating Officer	Title: Chief Financial Officer

Date: 6/12/12	Date: 6/15/12

CONFIDENTIAL

1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

SCHEDULE OF EXHIBITS

Exhibit	Description
Exhibit A	Authorization for ACH Payments
Exhibit A-I	Authorization for Agent BIN Usage
Exhibit A-II	ClientDirect User Start-Up Form
Exhibit B	Merchant Point- of- Sale Service Descriptions and Pricing
Exhibit B-I	Transaction Central, ePay and Saratoga
Exhibit B-II	VeriSign® Reseller Terms and Conditions
Exhibit C	Clearing and Settlement
Exhibit D	TSYS® e-Connections Service Descriptions and Pricing
Exhibit D-I	TSYS® e-Connections Services Terms of Use
Exhibit E	Boarding, Maintenance and XML
Exhibit F	TSYS® Payment Acceptance Applications
Exhibit G	Training, Consulting, and Documentation
Exhibit H	Intentionally Left Blank
Exhibit I	Intentionally Left Blank
Exhibit I-I	Intentionally Left Blank
Exhibit J	Intentionally Left Blank
Exhibit J-I	Intentionally Left Blank
Exhibit K	[***]
Exhibit K-I	[***] Terms, Conditions, & Pricing
Exhibit K-II	[***] Partner Merchant Terms and Conditions
Exhibit L	Intentionally Left Blank
Exhibit M	Major Merchant- [***]
Exhibit M-I	Major Merchant- [***]
Exhibit N	Intentionally Left Blank
Exhibit O	Service Levels
Exhibit P	Intentionally Left Blank
Exhibit Q	Business Continuity Plan / Disaster Recovery
Exhibit R	Intentionally Left Blank
Exhibit S	Enhanced Discover Merchant Registration
Exhibit T	Intentionally Left Blank
Exhibit U	TSYS® Designated SSL IP Address Terms of Use
Exhibit U-I	TSYS® Designated SSL IP Addresses and Host Domain Names
Exhibit V	Intentionally Left Blank
Exhibit W	Termination Fee Schedule
Exhibit X	[***]
Exhibit X-I	[***]
Exhibit Y	ISO Revenue Share Program

[END OF SCHEDULE OF EXHIBITS]

CONFIDENTIAL

3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit D

TSYS® e-Connections Service Descriptions and Pricing

1.	TSYS® e-Connections Services

The TSYS® e-Connections is an Internet-accessible browser-based financial reporting system that provides financial institutions and their agents and merchants with the ability to monitor electronic payment transaction activity in addition to providing for risk management reporting and transactional research capabilities.

COMPANY acknowledges and agrees that during the term of this Agreement, TSYS shall be a supplier to COMPANY of Internet-accessible browser-based tools for viewing, reporting and querying cleared and settled electronic payment processing transaction data and authorized and captured electronic payment processing transaction data as well as research and risk tools for viewing, analyzing and reporting transaction related data.

1.1	Module Offerings

TSYS has packaged TSYS® e-Connections based upon the following modules.

1.1.1	Core Module

The Core module offering includes the following modules:

Core Modules	Auth & Capture	Merchant Billing	Clearing & Settlement	Reconciliation
	Research	Balancing

1.1.1.1	Core Module Fees (number of MIDs)

The number of core module MIDs shall be determined by the greater of:

1.1.1.1.1 The	number of authorization and capture MIDs within the TSYS® e- Connections platform, or

1.1.1.1.2 The	number of clearing and settlement MIDs within the TSYS® e- Connections platform.

1.1.2	Add—On Modules

Consists of additional modules that are fully compatible with the core module offering and integrated within TSYS® e-Connections. These module offerings include the OLMS module.

Add – On Modules	OLMS

1.1.2.1	OLMS Module Fees (number of stored statements)

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

The number of OLMS module stored statements shall be determined by:

1.1.2.1.1 The number of merchant statements stored within the TSYS® OLMS module platform.

1.1.3	Core Module Fees, per month, per MID

Tier	Monthly MID Volume	Price per MID	Applies To
1	[***]	$[***]	Price for each MID if volume falls in this tier
2	[***]	$[***]	Price for each MID if volume falls in this tier

N.B.1	The data residency fees are valid for portfolios where the average number of monthly transactions per MID is less than [***] for the portfolio. Increased data residency / storage requirements may incur additional fees.

N.B.2	When new features are added to existing TSYS® e-Connections modules covered by this Agreement, there will be [***] for those features.

N.B.3	TSYS may offer additional add-on modules that integrate into TSYS® e-Connections; there may be an additional fee for such add-on modules. Any add-on modules shall be subject to the agreement to the parties.

N.B.4	TSYS® e-Connections (non-OLMS modules) will maintain up to the most recent thirteen (13) months of data for each MID.

N.B.5	The OLMS modules will maintain the storage of statements up to the most recent thirteen (13) months worth of statement activity. However, number of months stored is established at the client level during implementation on the module.

N.B.6	A per-MID fee will be charged for any MID that was active (active defined as a MID that had transactional activity and/or for which TSYS stored transactional data) within the most recent thirteen (13) month time frame.

N.B.7	TSYS® e-Connections technical specifications require that, if any MIDs for a given BIN on TSYS’ authorization system are loaded, all MIDs for that BIN must be loaded.

N.B.8	TSYS® e-Connections technical specifications require that, if any MIDs for a given Bank ID on TSYS’ MAS system are loaded, then all MIDs for that Bank ID must be loaded.

1.1.4	e-Connections Platform Fee

Platform Fee, per month     $[***]

1.1.5	Add-On Module Fees, per month

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.1.5.1	OLMS Module, per stored statement $[***]

N.B.l	The OLMS modules will maintain the storage of statements up to the most recent thirteen (13) months worth of statement activity. However, the number of months stored is established at the client level during implementation on the module.

1.2	Logon I Access Fees

1.2.1	COMPANY Logon / Access

COMPANY has multiple ways to enable data access through logon types and hierarchical structure set-up. This functionality allows COMPANY to determine what level of information a specific group, association or employee can view.

COMPANY Logon IDs	Rate	Core Access	Research Access	Risk Access
Administrator Logon ID	$[***]	Yes	Yes	No
COMPANY CSR Logon ID*	$[***]	Yes	Yes	No
General COMPANY Logon ID**	$[***]	Yes	Yes	No
Risk Analyst/Manager Logon ID***	$[***]	No	No	Yes
OLMS Logon ID	$[***]	No	No	No

N.B.l	Access to module data differs by logon ID type. See above table for access restrictions.
N.B.2	Future add-on module releases may require additional logon types and fees.
N.B.3	The OLMS module logon IDs are defined as any logon type that has access only to the OLMS module.
N.B.4	Customer service representatives as well as other specialty groups within an organization will be able to view any stored merchant statement within the COMPANY defined timeframe (up to thirteen (13) months).

1.2.1.1	COMPANY Logon Descriptions

1.2.1.1.1	Administrator Logon ID: COMPANY will be assigned an Administrator Logon ID and password. This ID will enable COMPANY to assign and administer all logon IDs and access throughout their organization and to the merchant.

1.2.1.1.2	COMPANY CSR Logon ID: Customer service representatives as well as other specialty groups within an organization will be able to view data from a global perspective or from a specific BIN, agent, group or association.

1.2.1.1.3	OLMS Logon ID: Customer service representatives as well as other specialty groups within an organization will be able to view any stored merchant statement with the COMPANY defined timeframe (up to thirteen (13) months).

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.2.1.1.4	General COMPANY Logon ID: This category encompasses a variety of different logons that allow COMPANY to view data and grant access to data at various levels to include agent, chain, association and other levels.

1.2.1.1.5	Risk Manager Logon ID: Provides access to the entire merchant portfolio, management functions and archive reports.

1.2.1.1.6	Risk Analyst Logon ID: Provides access to merchants within the portfolio specifically assigned by the Risk Manager.

1.2.2	Merchants Logon / Access

COMPANY can provide merchants with access to data from a single location, a specific chain, a pre-specified group, an association or a BIN. This allows COMPANY to determine how data is viewed and who can view it.

Merchant Logon IDs	Rate	Core Access	Research Access	Risk Access
Merchant Logon ID	$[***]	Yes	No	No

N.B.1	Merchants with existing TSYS® e-Connections Core logon IDs will have access to the OLMS module for no additional charge.
N.B.2	Merchants without an existing TSYS® e-Connections Core logon ID will be required to set-up a Core logon for access into the OLMS module.

1.2.2.1	Merchant Logon Descriptions

Merchant Logon ID: A user with a Merchant Logon ID may view data associated with a single merchant location, chain, group, association or BIN.

1.3	Help Desk Support Fees

1.3.1	TSYS shall provide first-level telephone based Help Desk support.

1.3.1.1	TSYS® e-Connections Help Desk Calls, per call $[***]

N.B.l	Applies to all Help Desk calls in association with TSYS® e-Connections module functionality inquiries.

N.B.2	Specific interchange qualification calls that would typically be resolved through COMPANY’s use of the research module are not within the scope of the Help Desk Support offering.

1.4	Implementation Fees

1.4.1	One-time Implementation Fee [***]

1.5	Import of Data from Third Parties

1.5.1	Initial Setup Fee, per data source, per file $[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Based upon usual and customary import data requirements & sources. Non-customary data requirements and sources would need to be separately scoped out and contracted under a separate statement of work and may incur additional charges.

1.6	Customization Fees

1.6.1	For customization that falls outside of what is deemed to be the standard product, i.e. the initial product and subsequent general releases, TSYS may offer customization at [***] per hour. TSYS reserves the right to evaluate customization requests before committing to implement them.

1.7	TSYS® e-Connections Terms of Use

COMPANY hereby agrees to the TSYS® e-Connections Terms of Use (“TOU”) attached hereto as Exhibit “D-I”. Notwithstanding the foregoing, TSYS and COMPANY agree that neither COMPANY, nor its employees or agents, shall be bound by the terms and conditions of the TOU which must be accepted online in order for Users to access the service. The TOU shall apply only to COMPANY’s customers and merchants who will be required systematically to accept the TOU as a condition of accessing the service.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT D-1

TSYS® e-Connections Services Terms of Use

This internet-accessible, browser-based financial transaction reporting service (“Service”) includes proprietary materials, the use of which is subject to the following terms and conditions.

1.	Acknowledgment And Acceptance of Agreement

The Service, provided by a financial transaction processing entity (“TSYS”) to the business entity (“COMPANY’s client”) pursuant to the Terms of Use Agreement (“TOU”), any amendments thereto, and any operating rules or policies that may be published from time to time by TSYS, all of which are hereby incorporated by reference. The TOU comprises the entire agreement between COMPANY’s client and TSYS and supersedes any prior agreements pertaining to the subject matter contained herein.

2.	Description of Service

TSYS is providing COMPANY’s client with the capability to initiate queries and receive financial transaction reporting via the World Wide Web, or other communications method as agreed upon, on a site designated by TSYS. COMPANY’s client must: (a) provide for COMPANY’s client’s own access to the World Wide Web and pay any service fees associated with such access, and (b) provide all equipment necessary for COMPANY’s client to make such connection to the World Wide Web, including a computer, modem and Web browser.

3.	Company’s Client’s Registration Obligations

In consideration of use of the Service, COMPANY’s client agrees to: (a) provide true, accurate, current, and complete information about COMPANY’s client as prompted by the Registration Form, and (b) to maintain and update this information to keep it true, accurate, current and complete. This information about a COMPANY’s client shall be referred to as “Registration Data”. If any information provided by COMPANY’s client is untrue, inaccurate, not current, or incomplete, TSYS has the right to terminate COMPANY’s client’s access to the Service, and refuse any and all current or future use of the Service.

4.	Modifications to Agreement

TSYS may change the TOU from time to time at its sole discretion. Changes to the TOU will be posted on the System Bulletin screen, which is available to all COMPANY’s clients.

5.	Modifications to Service

TSYS reserves the right to modify or discontinue, temporarily or permanently, the Service with or without notice to COMPANY or COMPANY’s client. COMPANY’s client agrees that TSYS shall not be liable to COMPANY’s client or any third party for any modification or discontinuance of the Service.

6.	COMPANY’s Client Account Password And Security

COMPANY’s client will receive a password and account designation upon completing the registration process. COMPANY’s client is responsible for maintaining the confidentiality of the password and account, and is fully responsible for all activities that occur under COMPANY’s client’s password or account. COMPANY’s client agrees to immediately notify the Service of any unauthorized use of COMPANY’s client’s password or account or any other breach of security.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

7.	COMPANY’s Client Conduct

COMPANY’s client agrees to abide by all applicable association, local, state, national, and international laws and regulations in COMPANY’s client’s use of the Service, and agrees not to interfere with the use and enjoyment of the Service by other TSYS’ clients. COMPANY’s client agrees to be solely responsible for the contents of COMPANY’s client’s transmissions through the Service.

COMPANY’s client agrees (i) not to use the Service for illegal purposes, (ii) not to interfere with or disrupt the Service or servers or networks connected to the Service, (iii) to comply with all requirements, procedures, policies and regulations of networks connected to the Service, and (iv) to comply with all applicable laws regarding the transmission of technical data exported from the United States.

8.	Indemnity

COMPANY’s client agrees to indemnify and hold TSYS, and its directors, officers, and employees, harmless from any claim or demand, including reasonable attorneys’ fees, made by any third party due to or arising out of COMPANY’s client’s use of the Service, COMPANY’s client’s connection to the Service, COMPANY’s client’s violation of the TOU, or COMPANY’s client’s violation of any rights of another.

9.	Resale of Service

If COMPANY’s client is designated by TSYS as a reseller of the Service, then such COMPANY’s client shall be responsible for ensuring all parties to whom it resells the Service agree and abide by the TOU.

10.	Data Storage

TSYS, and its third party service providers, assume no responsibility for the deletion or failure to store financial transaction data. TSYS may establish a limit on the data storage capability it will maintain for COMPANY’s client.

11.	Termination

COMPANY’s client agrees that TSYS may terminate COMPANY’s client’s password, account, or use of the Service if TSYS believes:

11.1	That COMPANY’s client has violated or acted inconsistently with the letter or spirit of the Service Agreement;

11.2	That COMPANY’s client has violated the rights of TSYS; or

11.3	That COMPANY’s continued use of the Service poses a material threat to the security, stability, or ongoing operation of the System or Services.

COMPANY’s client acknowledges and agrees that any termination of Service under any provision of this Agreement may be effected without prior notice.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

12.	Disclaimer of Warranties

COMPANY’s client expressly agrees that use of the service is at user’s sole risk. The service is provided on an “as is” and “as available” basis.

12.1	TSYS EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

12.2	TSYS MAKES NOWARRANTY THAT THE SERVICE WILL MEET USER’S REQUIREMENTS, THAT THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES COMPANY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE SERVICE.

12.3	TSYS MAKES NO WARRANTY REGARDING ANY GOODS OR SERVICES PURCHASED OR OBTAINED THROUGH OR FROM THE SERVICE OR ANY TRANSACTIONS ENTERED INTO THROUGH SERVICE.

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES, SO SOME OF THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU.

13.	Limitation of Liability

13.1	COMPANY’s client agrees that TSYS shall not be liable for any direct, indirect, incidental, special, or consequential damages, resulting from the use or the inability to use the service or resulting from unauthorized access to or alteration of user’s transmissions or data, including but not limited to, damages for loss of profits, use, data or other intangibles, even if TSYS has been advised of the possibility of such damages.

13.2	COMPANY’s client further agrees that TSYS shall not be liable for any damages arising from interruption, suspension or termination of service, including but not limited to direct, indirect, incidental, special, consequential, or exemplary damages, whether such interruption, suspension, or termination was justified or not, negligent or intentional, inadvertent or advertent.

Some jurisdictions do not allow the limitation or exclusion of liability for incidental or consequential damages so some of the above limitations may not apply to you.

NOTICE: Any notice to COMPANY’s client or to TSYS shall be made via email or regular mail. TSYS may also provide notices of changes to the TOU or other matters by displaying notices to COMPANY’s clients generally on the Service.

14.	General

14.1	The Service Agreement and the relationship between COMPANY’s client and TSYS shall be governed by the laws of the State of Arizona without regard to its conflict of law provisions.

14.2	The failure of TSYS to exercise or enforce any right or provision of the TOU shall not constitute a waiver of such right or provision. If any provision of the TOU is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties’ intentions as reflected in the provision, and the other provisions of the TOU remain in full force and effect.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

14.3	COMPANY’s client agrees that regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the Service or the Service Agreement must be filed within ninety (90) days after such claim or cause of action arose or be forever barred.

15.	Section Titles

The section titles in the TOU are for convenience only and have no legal or contractual effect.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT K

[***]

1.	TSYS will provide [***] authorization and capture services for credit, debit and fleet cards, including without limitation, Visa, Mastercard, American Express, Diners Club, Discover, Wright Express, (“WEX”), and Voyager, (“Voyager”), (“[***] Services”) for all merchants executing a [***] amendment to their merchant agreement. The [***] services will encompass all [***] card processing for such merchants upon the terms and conditions set forth in exhibit “K-I”.

2.	TSYS will offer [***] services utilized by company for its merchants at the rates and subject to the terms and conditions contained in Exhibit “K-I” hereto.

3.	TSYS shall supply to COMPANY certain service descriptions that COMPANY may utilize in its merchant agreements or amendments, as contained in exhibit “K-II’’ hereto. TSYS shall provide company with Voyager’s program rules in effect on the effective date of the agreement and shall notify company of any modification in the Voyager program rules or procedures promptly after having received notice of such change from Voyager. COMPANY acknowledges that the use of such terms is at COMPANY’s sole discretion. TSYS does not warrant the accuracy or completeness of the descriptions and TSYS assumes no liability arising from the inclusion or interpretation of such descriptions.

4.	For Voyager fleet card transactions, [***] merchants will be billed by TSYS, using a third party agent, for the authorization and capture transaction fees according to the terms and conditions of COMPANY’s agreement(s) with merchant. Clearing and settlement services will be billed and collected directly by TSYS or an agent of TSYS at the prices set forth in Exhibit “C” and Exhibit “K-I”.

5.	For WEX fleet card transactions, [***] merchants will be required to execute a separate contract directly with WEX. TSYS will provide [***] authorization and capture services for WEX transactions and will provide WEX with the [***] authorization and capture transaction information for WEX card transactions. Merchants will be billed by WEX for the [***] authorization and capture transaction fees according to the terms and conditions of COMPANY’s agreement(s) with the merchant. WEX will perform all clearing and settlement services for WEX fleet card transactions.

6.	TSYS will provide COMPANY with the [***] transaction data necessary for COMPANY to account and bill its merchants for [***] transactions.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT K-I

[***] Terms, Conditions, and Pricing

1.	Authorization and Capture

1.1	Transactions Billed

The following types of transactions apply to Sections 1.2 and 1.3:

1.1.1	Authorization Transaction – An Authorization Transaction is the processing of a message from a terminal containing the data elements required to verify a potential sale.

1.1.2	Auto Close – An Auto Close is a Batch Close that is generated by a pre-determined system parameter.

1.1.3	Batch Close – A Batch Close is a request from the terminal to verify the terminal and host are in agreement on the number of transactions and dollar total for a batch.

1.1.4	Batch Detail Request – A Batch Detail Request is a request from the terminal for a listing of transactions processed up to that point for a batch.

1.1.5	Batch Total Request – A Batch Total Request is a request from the terminal for the total of transactions processed up to that point for a batch.

1.1.6	Credit Transaction – A Credit Transaction is the processing of a message from a terminal containing some or all of the data elements relating to a refund for a previous sale that cannot be voided.

1.1.7	Duplicate Transaction – A Duplicate Transaction is a message from a terminal containing some or all the data elements relating to a completed charge sale that had been previously processed.

1.1.8	Forced Draft Capture – A Forced Draft Capture is the processing of a message from a terminal containing some or all the data elements relating to a completed charge sale for which an alternative (off-line) authorization or a pre-pay authorization was obtained.

1.1.9	Piggyback Capture – A Piggyback Capture is the processing of a message from a terminal (usually automated fuel dispenser) containing some or all the data elements relating to a completed charge sale for which a pre-authorization has been obtained.

1.1.10	Pre-Authorization Transaction – A Pre-Authorization Transaction is the processing of a message from a terminal which validates a credit card or debit card. In the case of the credit card, the terminal reserves a specified amount of available credit. In the case of a debit card, the terminal validates that the card is in good standing.

1.1.11	System Reject – A System Reject is a message from a terminal that cannot be fully processed due to incomplete or erroneous data within the message.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.1.12	Void Transaction – A Void Transaction is the processing of a message from a terminal containing some or all the data elements required to cancel previously collected data, provided the data had not been included m a balanced batch.

1.2	[***] Dial Transaction Fee

The [***] Dial Transaction Fee is priced per [***] transaction transmitted via a Dial connection.

Tier	Monthly COMPANY [***] Dial Transaction Volume	Price per Transaction	Price Applies to:
1	[***]	$[***]	Price per transaction if monthly [***] Dial volume falls in this tier
2	[***]	$[***]	Price per transaction if monthly [***] Dial volume falls in this tier

N.B.l	This fee includes [***] for [***] transactions transmitted via a Dial connection.
N.B.2	Any [***] will be assessed in addition to the fees above.
NB.3	[***] will be assessed in addition to the [***] Dial transaction fees and will be passed through and paid by the Acquirer.
NB.4	Acquirer’s aggregate [***] transactions will be used to determine the appropriate tier above. The volume of [***] Dial transactions will not be aggregated with any other transaction type for the determination of price.

1.3	[***] Internet Services (High Speed) Transaction Fee

The [***] Internet Services (High Speed) Transaction Fee is priced per [***] transaction transmitted via High Speed Internet (“HSI”).

Tier	Monthly COMPANY [***] HSI Transaction Volume	Price per Transaction	Price Applies to:
1	[***]	$[***]	Price per transaction if monthly [***] HSI volume falls in this tier
2	[***]	$[***]	Price per transaction if monthly [***] HSI volume falls in this tier

N.B.1	This fee includes [***] for [***] transactions transmitted via a high speed internet connection.
N.B.2	Any [***] will be assessed in addition to the fees above.
N.B.3	[***] will be assessed in addition to the [***] HSI transaction fees and will be passed through and paid by the Acquirer.
N.B.4	Acquirer’s aggregate [***] HSI transactions will be used to determine the appropriate tier above. The volume of [***] HSI transactions will not be aggregated with any other transaction type for the determination of price.

1.4	Fleet Card Transaction Fee

The Fleet Card transaction fee is charged in addition to the [***] Transaction Dial and [***] HSI Fee, as applicable, and any applicable gateway fee.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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EXCHANGE COMMISSION.

Item	Per	Fee
Wright Express Transaction	Per Transaction	$[***]
Voyager Fleet Card Transaction	Per Transaction	$[***]

2.	CLEARING & SETTLEMENT

2.1	Credit & Debit Transaction Settlement

All [***] credit and debit card transactions will be settled in accordance with terms and conditions of the Agreement.

2.2	Fleet Card Transaction Settlement

2.2.1	WEX Card Settlement

WEX will bill merchants directly for clearing and settlement of WEX fleet card transactions and related services according to the terms and conditions of merchant’s agreement with WEX.

2.2.2	Voyager® Card Settlement

TSYS, using a third party agent, will bill merchants directly for clearing and settlement of Voyager fleet card transactions and related services at the rates listed herein. TSYS reserves the right to pass through any increase or decrease of the Voyager Fleet Card settlement fees upon thirty (30) days written notice to COMPANY. COMPANY shall require each merchant to execute an ACH authorization form for the billing of Voyager transactions, statementing, and ancillary services. Transaction fees will be deducted from the merchant’s deposit for applicable transactions. Monthly fees will be deducted from the merchant’s account on a monthly basis. Voyager Fleet Card Transactions will be assessed the following settlement fees for [***] transaction and monthly activity.

Item	Per	Fee
Discount Fee- Percent of Submitted Transaction Amount	Per Transaction	[***]%
Per Transaction Fee	Per Transaction	$ [***]
Per Batch Fee	Per Batch	$ [***]
Monthly Statement Fee	Per Month	$ [***]
Chargeback Fee	Per Chargeback	$[***]
ACH Reject Fee	Per ACH Reject	$[***]
ACH Transmittal Fee	Per ACH Transmittal	$ [***]
Research Fee	Per Hour	$[***]
Set-up Fee	Per Set-up	$[***]
Custom Reporting Fee	Per Quote	[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.	[***] Smart Fees

[***] Smart is a POS software application available through TSYS for the processing of credit, debit, and private label transactions at [***] locations. As of the Effective Date of the Agreement, [***] Smart can be used in conjunction with the Hypercom T7 series terminal. Additional terminals may be certified and added by TSYS in the future.

If COMPANY elects to use [***] Smart, COMPANY will be billed the [***] Smart fees set forth below for the use of the [***] Smart software. POS terminal deployment and support will be billed separately to COMPANY by TSYS or a third party.

Description	Per Item	Definition
Software License Fee	$[***]	One-time set-up fee per terminal. Payable as terminals are loaded. An electronic version of the instruction manual is included.

Software License Fee Renewal / Year / Terminal	$[***]	The fee is charged annually in January for each terminal loaded through December of the previous year. The fee is for annual development of software updates and industry compliance. This fee [***].

Help Desk call for Remote Fix of Terminal and/or PIN Pad, per call	$[***]	Call center representative will troubleshoot with merchants regarding Hypercom Terminal and/or PIN issues.

Location Changes	$[***]	Download of [***]Smart software where the merchant has changed their physical location resulting Ill new identification numbers. Includes the update of TermMaster profiles, contact the merchant and initiate download.*

TermMaster Profiles, ea.	$[***]	Fee charged for updating or loading TermMaster profiles.

*	TSYS will make up to three (3) calls to a merchant to initiate complete the software download. In the event the download cannot be completed in three (3) calls, TSYS shall notify COMPANY, who may then authorize another three (3) attempts for an additional [***] charge.

4.	[***] Training

TSYS provides various options for training COMPANY on TSYS’ [***] program. Any custom training requests will be priced on a per-quote basis. The training options are as follows:

4.1	Initial Implementation / Start-up Training

Training Type	Applies ToN.B.1	Maximum Number of Participants	Fees
Initial [***] Implementation / Start-up Training at COMPANY Location	Per trainer, Per Day	[***]	$[***]
Initial [***] Implementation / Start-up Training at TSYS Location	Per trainer, Per Day	[***]	$[***]
Telephone Training	Per Hour	[***]	$[***]
Subject Matter Expert Training at COMPANY or TSYS Location	Per Day	[***]	$[***]
Sales and CD ROM	Per Set	NA	$[***]N.B.2

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

N.B.1	Maximum of eight (8) hours per day.
N.B.2	$[***] Any applicable shipping/postage fees will be passed through as applicable.

4.2	Custom Code and Programming / Projects

All fees included in this Exhibit are based on TSYS’ standard product offering.

Item	Per	Fee
Custom Code Request	Per Hour	$[***]

5.	[***] General Terms and Conditions

5.1	Limited License

TSYS hereby grants to COMPANY, for merchants’ use, a limited, non-exclusive, and non-transferable object-code license to TSYS’ implementation software plus any updates thereto for the term of the Agreement. The license shall in no way entitle COMPANY or merchants to claim any ownership, interest, or other proprietary right in the implementation software. COMPANY shall use commercially reasonable efforts to ensure that neither COMPANY nor its merchants reverse engineer or decompile the implementation software to discover or use any trade secrets of TSYS or any TSYS-authorized developer contained therein. Updates that may be furnished shall automatically become part of the implementation software and shall be subject to all the terms and conditions of this Exhibit, Amendment, and the Agreement. COMPANY may not modify any part of the implementation software without the prior consent of TSYS. All software developed to permit merchant’s use of the services (including, but not limited to, response to a request to accommodate a merchant’s special requirements and all derivative works, regardless of the developer thereof) will remain the exclusive property of TSYS regardless of whether merchant is required to pay for such software enhancement or derivative work unless otherwise agreed to in writing by the parties. Nothing in this Exhibit, Amendment, or Agreement shall be deemed to convey a proprietary interest to COMPANY, merchant, or any other third party in any of the software, derivative works, hardware, or technology (including derivative works thereof) used by TSYS to permit or facilitate merchant’s use of the services.

5.2	Terminal Specifications

COMPANY shall use commercially reasonable efforts to ensure that all merchants’ terminals and/or terminal software applications conform to applicable [***] gateway specifications to the extent necessary to interface with the [***] gateway. TSYS shall provide to merchants or COMPANY (who will provide to merchants) specifications for development or modification of terminal or software applications necessary to conform to the POS terminal specifications.

5.3	Debit Network Compliance

COMPANY shall use commercially reasonable efforts to ensure that COMPANY merchants comply with all rules, regulations, and procedures of the debit networks.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

5.4	Indemnification

COMPANY shall be liable to and shall indemnify, defend, and hold TSYS, its employees, representatives, successors, and permitted assigns harmless from and against any and all claims or demands by a third party, losses, liability, cost, damage, and expense, including court costs and reasonable attorneys’ fees, to which TSYS, its employees, representatives, successors, and permitted assigns may be subjected or which it may incur in connection with any claims which arise from or out of or as a result of the acceptance or use of Voyager transactions by COMPANY or merchant pursuant to this Exhibit or Amendment.

5.5	Termination

Voyager may, in instances of fraud or security concerns relating to Voyager card transactions, terminate service to a particular merchant at Voyager’s sole discretion.

5.6	Voyager® Card Fraud Prevention

COMPANY shall cooperate with TSYS and Voyager to reduce the incidence of fraud losses and charges, particularly as they relate to Voyager card acceptance. Upon notification from Voyager, TSYS and COMPANY will take all necessary actions, up to and including termination of merchant processing privileges for Voyager cards, to reduce the risk associated with such fraud losses.

COMPANY will bear all risk of merchant(s) accepting the card without obtaining positive authorization from Voyager.

5.7	WEX Credit Criteria

COMPANY shall perform standard Visa, Discover, and MasterCard acceptance risk analysis on each merchant who wishes to enter into an agreement with WEX. Only those merchants who are allowed to process Visa, Discover, and MasterCard charges shall be eligible to enter into an agreement with WEX for the acceptance of WEX transactions.

6.	[***] HELP DESK PRICING

6.1	24x7 Help Desk Support Fee

This fee includes monthly file residency on TSYS’ MMS platform, monthly file residency on TSYS’ [***] gateway platform, 24x7 Help Desk Support availability and Class A terminal support services (merchant enrollment and setup, POS terminal application downloads and technical support).

Item	Per	Fee
Help Desk Support Fee	Per Month, Per Terminal ID	$[***]

6.2	[***]

[***] for merchant [***] related calls concerning TSYS- specific processing issues, connectivity issues, or application download errors due to TSYS or TSYS’ third-party agent.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

6.3	First Level Support Call

This fee is billed on a per-incident basis for merchant [***] related calls concerning general inquiries (batch and/or transaction inquiries), general card-processing troubleshooting, account profile questions and exceptions, POS terminal questions, and general Fleet Card questions, excluding statementing and funding.

Item	Per	Fee
First Level Support Call*	Per Call	$[***]

*	Excluding [***] as set forth in Section 6.2 above.

6.4	Second Level Support Call

This fee is billed on a per-incident basis for calls concerning POS terminal software support issues, Fleet Card statement questions, Fleet Card authorization questions, and Fleet Card funding questions.

Item	Per	Fee
Second Level Support Call*	Per Call	$[***]

*	Excluding [***] as set forth in Section 6.2 above.

7.	e-Connections

7.1	e-Connections Description

[***] transactions are included in COMPANY’s transaction data viewable through e-Connections.

7.2	e-Connections Merchant Enrollment Utility

The e-Connections Merchant Enrollment Utility provides COMPANY with a method to complete the boarding of merchants onto the TSYS systems. The utility provides electronic forms, visibility of merchant enrollment application status, validation tools, and the ability to save a request and complete requests at a later time.

Item	Per	Fee
Initial Set-up Fee	Per Set-up	[***]
Monthly Fee	Per Month, PerMID	[***]

8.	High Speed (Internet) Terms & Conditions

As a condition of TSYS providing access to [***] via the internet (“Internet Services”) to COMPANY, COMPANY shall abide by the following terms and conditions, and COMPANY shall ensure that all of its agreements with its merchants require the merchants to abide by the same terms.

8.1	In connection with the Internet Services, COMPANY shall not obtain or attempt to obtain the [***] services by rearranging, tampering, or making unpermitted connection with the TSYS System or the computer systems or facilities of any of TSYS’ third party vendors.

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WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

8.2	COMPANY shall not modify, tamper, reverse engineer, or emulate the equipment, the VXN Software, or assist anyone else in modifying, tampering, reverse engineering, or emulating the equipment.

8.3	COMPANY shall not sell, rent, lend, or allow physical or electronic access to any equipment that is in COMPANY’s possession, except as may be expressly permitted by this Exhibit.

8.4	Merchants shall reasonably cooperate with TSYS to facilitate integration of Services at merchant locations, as applicable, including reasonable assistance in ensuring the proper interfacing of the Internet Services, including but not limited to, providing the equipment with a suitable secure space, power, network connectivity, and other services for the installation and proper operation of the equipment. The aforementioned facilities and operating environment are merchant’s responsibility, and as such, merchant will be responsible for all costs relating thereto.

8.5	In the event that the equipment resides on merchant’s premises, merchant shall provide physical access to the equipment to TSYS or TSYS’ appointed agent or representative within a reasonable period of time following a request, in accordance with TSYS policies and security procedures, and electronic access to the equipment at merchant’s locations at all times.

8.6	COMPANY shall reasonably cooperate with TSYS in the reduction, detection, and management of fraud-related issues. COMPANY agrees to make a point of contact available to TSYS for any fraud-related matters.

8.7	The process for ordering and receiving the High Speed (Internet) Software varies depending upon the merchant status and equipment.

8.8	High Speed (Internet) Equipment and Fees

Equipment / Service Description	Per Item	Definition
Micronode- 4 Port RJll Model 240/4	$[***]	One-time set-up fee per device. Payable at time of order.
Micronode Serial RS232 Model 960	$[***]	One-time set-up fee per device. Payable at time of order.
Monthly Maintenance	$ [***]	Mandatory monthly fee per Micronode.
Dial Back-Up Monthly Fee	$ [***]	Monthly fee for dial back-up (local and toll-free). Required unless merchant is located in a non-serviceable area.”

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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EXHIBIT K-II

[***] Merchant Terms and Conditions

1.	Definitions

1.1	Cardholders—individuals making a purchase at a [***] merchant using any one (1) of the card types listed below.

1.2	Fleet Card—A private label credit card which enables the capture of detailed transaction information used to manage fleet expenses.

1.3	Voyager—Voyager Fleet Systems Inc., issuer of the Voyager Fleet Card.

1.4	WEX—Wright Express, Inc., issuer of the Wright Express, Inc. Fleet Card.

2.	Service Description

2.1	COMPANY shall provide a conduit for the transfer of electronic financial transactions from merchants for the following credit card and other non-cash payment vehicles.

Discover Card	Voyager
American Express Card	Wright Express
Diners Club	Debit Cards
Carte Blanche	MasterCard
JCB	Visa

For card and debit card transactions, the merchant will be billed by COMPANY for the [***] authorization and capture transaction fees according to the terms and conditions of COMPANY’s agreement with the merchant. Clearing and settlement services will be billed and collected directly by COMPANY according to the terms and conditions of COMPANY’s agreement with the merchant.

For Voyager fleet card transactions, the merchant will be billed by TSYS, using a third party agent, for the authorization and capture transaction fees according to the terms and conditions of COMPANY’s agreements with the merchant. Clearing and settlement services will be billed and collected directly by TSYS or an agent of TSYS at the prices set forth in Section 3.5.

For WEX fleet card transactions, the merchant will be required to execute a separate contract directly with WEX. TSYS will provide authorization and capture services for WEX transactions and will provide WEX with the authorization and capture transaction information for WEX card transactions. Merchant will be billed by WEX for the [***] authorization and capture transaction fees according to the terms and conditions of COMPANY’s agreements with the merchant. WEX will perform all clearing and settlement services for WEX fleet card transactions.

2.2	For all [***] transactions processed under this Exhibit or Amendment, COMPANY and it’s Acquirer shall cause the transaction data to be captured and cause such data to be submitted to the issuer. Fleet card transaction data will be captured and submitted to the respective fleet card companies. COMPANY and its Acquirer are under no obligation to process data transmitted by the merchant that does not conform to published Terminal Specification requirements.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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EXCHANGE COMMISSION.

2.3	For all WEX and Voyager transactions, the merchant shall be obligated to accept applicable fleet card issuer regulations in the acceptance of such transactions. WEX regulations shall be detailed in a separate agreement between WEX and the merchant.

2.4	Derived Unique Key Per Transaction (“DUKPT”) and Triple Data Encryption Standard (“Triple DES”) (when available) merchant processing of debit transactions requires that the merchant use a PIN encryption methodology that uses a unique encryption key per PIN entry device. [***] utilizes DUKPT, and will utilize when required and available, the Triple DES encryption method for complying with this requirement. POS terminals that are not DUKPT- or Triple DES-compliant may be restricted from processing on-line debit transactions through some or all debit networks unless a waiver is obtained from Interlink®.

2.5	[***] services shall include all components of a processing and telecommunications system (both hardware and software) that are necessary to provide the Services, except for the Terminals in the merchant locations and the dial-up lines connecting the merchant locations to the service. Merchants shall arrange for the installation of dial-up business telephone lines in the merchant locations.

3.	Voyager Regulations

3.1	Voyager Card Use

Merchant shall honor all valid Voyager cards for purchases under the terms and conditions of this Exhibit and Amendment. Merchant shall check the expiration date and any printed restrictions for both electronic and manual transactions.

3.2	Voyager Purchase Authorization

3.2.1	There shall be a [***] floor limit for all electronic transactions.

3.2.2	If a sale is declined, the Voyager card shall not be used to complete the sale.

3.2.3	All cashier-assisted electronic sales drafts and credit vouchers shall be completed to include POS terminal print showing the Voyager card account name encoded in mag-strip (if POS function is applicable), last four (4) digits of the account number, truncated expiration date of the Voyager card, the signature of the authorized user, the transaction date and time, type of fuel sold, a description of the service rendered (if requested), odometer reading (as permitted by the electronic POS device), total sale price, and the authorization number.

3.2.4	At customer-activated terminals, the sales draft shall include the last four (4) digits of the account number, truncated expiration date of the Voyager card, the transaction date and time, type of fuel sold, the total sale price, authorization number, as required, and odometer reading.

3.2.5	All cashier-assisted sales drafts and credit vouchers processed manually using a card imprinter shall contain the card account name embossed on Voyager card, account number, expiration date of the Voyager card, the signature of the authorized user, the transaction date, a description of the merchandise sold or services rendered, total sales price and, if required, the identification number and odometer reading.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.2.6	A copy of the sales draft or receipt and credit vouchers shall be made available to the Cardholder at the time of sale or return. A copy of the sales draft shall be retained by the merchant for a period of six (6) months from the date of purchase. For daily transmission of sales data, the merchant shall maintain true and complete records in connection with the information required to be provided to Voyager under this Exhibit and Amendment for a period of not less than thirty-six (36) months from the date of the generation of the data.

3.2.7	If the merchant is instructed to retrieve a Voyager card and the Cardholder refuses to surrender the

3.2.8	Voyager card, the merchant shall make no further effort to obtain the Voyager card.

3.2.9	If COMPANY, the Acquirer, or Voyager determines that an excessive number of unauthorized transactions are originating with the merchant, COMPANY, the Acquirer, or Voyager shall have the right to exclude the merchant or the specific merchant site from acceptance of a Voyager card until the problem is remedied to the satisfaction of the excluding party, which consent shall not be unreasonably withheld.

3.2.10	COMPANY or the merchant must transfer the information from the manually prepared sales draft to an electronic media for processing and settlement to the merchant.

3.3	Returns

COMPANY shall require the merchant to establish a fair policy for the exchange and return of merchandise. Merchants shall promptly submit credits to Voyager for any returns that are to be credited to the Cardholder’s account.

3.4	Voyager Fallback Authorization

In the event a timeout or response message is received on the point-of-sale device during a Voyager card transaction indicating that the authorization system is unavailable, the merchant must telephone for authorization. The authorization may be provided by a human operator or a voice response authorization system.

3.4.1	If there is a timeout at the host processor, a response message shall be sent to the POS device on amounts over [***], requiring the station attendant to call the authorization system at the designated telephone number.

3.4.2	COMPANY’s or Acquirer’s host processor shall allow the same amount of time for authorization of Voyager transactions through the TSYS [***] gateway as it does for Visa card transactions.

3.4.3	If an electronic authorization cannot be achieved at an unattended POS device due to technical difficulties, Cardholders shall be referred to the station attendant. The station attendant shall use the same procedure described in Section 3.4.1 above.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.5	Voyager® Card Settlement

Voyager Fleet Card Transactions will be assessed the following [***] fees for transaction and monthly activity. Voyager reserves the right to increase or decrease the Voyager Fleet Card fees upon thirty (30) days written notice to the merchant. Merchants will be billed directly by a third-party for Voyager Fleet Card transactions and related services at the rates listed herein.

Item	Per	Fee
Discount Fee – Percent of Submitted Transaction Amount	Per Transaction		[	***]%
Per Transaction Fee	Per Transaction	$	[	***]
Per Batch Fee	Per Batch	$	[	***]
Monthly Statement Fee	Per Month	$	[	***]
Chargeback Fee	Per Chargeback	$	[	***]
ACH Reject Fee	Per ACH Reject	$	[	***]
ACH Transmittal Fee	Per ACH Transmittal	$	[	***]
Research Fee	Per Hour	$	[	***]
Set-up Fee	Per Set-up	$	[	***]
Custom Reporting Fee	Per Quote		[	***]

3.6	ACH Authorization

Merchants shall execute an automated clearinghouse system (“ACH”) authorization form to allow for Voyager transaction, statement, and ancillary service billing as detailed above, in a form acceptable to COMPANY and its Acquirer.

3.7	Voyager Settlement Funding

Voyager transactions will be funded within not more than six (6) business banking days from the date of POS batch closure.

4.	Internet Service Terms and Conditions

4.1	In connection with the [***] High Speed Internet Services, merchant shall not obtain or attempt to obtain the services by rearranging, tampering, or making unpermitted connection with the computer systems or facilities of any third party vendors.

4.2	Merchant shall not modify, tamper, reverse engineer, or emulate the equipment, the VXN Software, or assist anyone else to modify, tamper, reverse engineer, or emulate the equipment.

4.3	Merchant shall not sell, rent, lend, or allow physical or electronic access to any equipment that is in merchant’ possession, except as may be expressly permitted by this Exhibit or Amendment.

4.4	Merchants shall reasonably cooperate to facilitate integration of [***] services at merchant locations, as applicable, including reasonable assistance in ensuring the proper interfacing of the [***] Internet Services, including but not limited to, providing the equipment with a suitable secure space, power, network connectivity, and other services for the installation and proper operation of the equipment. The aforementioned facilities and operating environment are merchant’s responsibility, and as such, merchant will be responsible for all costs relating thereto.

4.5	In the event that equipment resides on merchant’s premises, merchant shall provide physical access to the equipment to an appointed representative within a reasonable period of time following a request, in accordance with Alliance policies and security procedures, and electronic access to the equipment at merchant’s locations at all times.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.6	Merchant shall reasonably cooperate with COMPANY, it’s Acquirer, and its appointed representatives in the reduction, detection, and management of fraud-related issues. Merchant agrees to make a point of contact available to COMPANY and its Acquirer for any fraud-related matters.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT U

TSYS® Designated SSL IP Address Terms of Use

COMPANY has requested a designated SSL IP Address or Addresses (“Address”) from TSYS in order for COMPANY or its customer (“MERCHANT”) to access TSYS systems (hereinafter, COMPANY and MERCHANT collectively shall be referred to as “USER”). TSYS hereby agrees to provide such designated SSL IP Address subject to the following terms and conditions.

1.	Acknowledgment And Acceptance of Agreement

COMPANY hereby acknowledges and accepts this TSYS Designated SSL IP Address Terms of Use Agreement (“TOU”), any amendments thereto, and any operating rules or policies that may be published from time to time by TSYS, all of which are hereby incorporated by reference.

2.	Description of Service

TSYS shall provide COMPANY with a specific, designated SSL IP Address for use in accessing TSYS systems via the Internet for distribution to MERCHANT. MERCHANT must: (a) provide its own access to the Internet, and (b) provide all equipment necessary to make such connection to the Internet, including, but not limited to, a computer, modem and Web browser. TSYS is not responsible for any fee related to the MERCHANT’S access of the Internet.

COMPANY shall be responsible for the distribution of the SSL IP address to MERCHANTS and for the enforcement of the applicable portions of the TOU.

3.	MERCHANT Obligations

3.1	MERCHANT shall use the designated Address only to add, update or validate their firewall configurations to establish a trusted host relationship.

3.2	MERCHANT shall not substitute the designated Address for a required URL (ex https://ssll23.domin.net) or fully qualified domain name (ssl123.domain.net) for transaction processing.

3.3	MERCHANT is responsible for maintaining the confidentiality of the designated Address and is fully responsible for all activities that occur under MERCHANT’s use of such designated Address. MERCHANT agrees to immediately notify TSYS of any unauthorized use of the designated Address or any other breach of security.

3.4	MERCHANT agrees not to interfere with the use and enjoyment of TSYS systems by other clients. COMPANY agrees to be solely responsible for the contents of USER’s transmissions through the Address.

3.5	MERCHANT agrees (i) not to use the Address for illegal purposes; (ii) not to interfere with or disrupt the servers or networks connected to the Address; (iii) to comply with all requirements, procedures, policies and regulations of networks connected to the Address; and (iv) to comply with all applicable laws regarding the transmission of technical data exported from the United States.

3.6	MERCHANT shall not disclose, give, transfer, resell or otherwise provide the designated Address to any other party.

CONFIDENTIAL

U-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.	Modifications

4.1	TSYS may change the TOU from time to time at its sole discretion. Changes to the TOU will be provided to all clients.

4.2	TSYS reserves the right to modify or discontinue, temporarily or permanently, the Address with or without prior notice to USER. In the event that an Address is scheduled for retirement (discontinued), TSYS will provide USER with a minimum of ninety (90) days prior written notice. USER agrees that TSYS shall not be liable to USER or any third party for any modification or discontinuance of the Address.

5.	Indemnity

COMPANY agrees to indemnify and hold TSYS, and its officers, and employees, harmless from any claim or demand, including reasonable attorneys’ fees, made by any third party due to or arising out of MERCHANT’S use of the Address, MERCHANT’S connection to the Address, or COMPANY’S or MERCHANT’S violation of the TOU.

6.	Termination

COMPANY agrees that TSYS may terminate MERCHANT’S access to the designated Address if TSYS believes:

6.1	That COMPANY or MERCHANT has violated or acted inconsistently with the letter or spirit of this TOU,

6.2	That MERCHANT has violated the rights of TSYS or that MERCHANT’S continued use of the Address poses a material threat to the security, stability, or ongoing operation of TSYS systems or services.

COMPANY acknowledges and agrees that any termination of access to the Address under any provision of this Agreement may be effected without prior notice.

7.	Disclaimer of Warranties

COMPANY expressly agrees that use of the Address is at MERCHANT’S sole risk.

7.1	TSYS EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

7.2	TSYS MAKES NO WARRANTY THAT USE OF THE DESIGNATED ADDRESS WILL MEET MERCHANT’S REQUIREMENTS, THAT THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES TSYS MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE SERVICE.

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES, SO SOME OF THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU.

CONFIDENTIAL

U-2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

8.	Limitation of Liability

8.1	COMPANY agrees that TSYS shall not be liable for any direct, indirect, incidental, special, or consequential damages, resulting from the use or the inability to use the designated Address or resulting from unauthorized access to or alteration of user’s transmissions or data, including but not limited to, damages for loss of profits, use, data or other intangibles, even if TSYS has been advised of the possibility of such damages.

8.2	COMPANY further agrees that TSYS shall not be liable for any damages arising from interruption, suspension or termination of the designated Address, including but not limited to direct, indirect, incidental, special, consequential or exemplary damages, whether such interruption, suspension or termination was justified or not, negligent or intentional, inadvertent or advertent.

Some jurisdictions do not allow the limitation or exclusion of liability for incidental or consequential damages so some of the above limitations may not apply to you.

NOTICE: Any notice to COMPANY or to TSYS shall be made via either email or regular mail. TSYS may also provide notices of changes to the Terms of Use or other matters by displaying notices to COMPANY generally regarding the designated Address.

9.	General

9.1	The TOU and the relationship between COMPANY, MERCHANT, and TSYS shall be governed by the laws of the State of Arizona without regard to its conflict of law provisions.

9.2	The failure of TSYS to exercise or enforce any right or provision of the TOU shall not constitute a waiver of such right or provision. If any provision of the TOU is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties’ intentions as reflected in the provision, and the other provisions of the TOU remain in full force and effect.

9.3	COMPANY agrees that regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the Service or the Service agreement must be filed within ninety (90) days after such claim or cause of action arose or be forever barred.

10.	Section Titles

The section titles in the TOU are for convenience only and have no legal or contractual effect.

CONFIDENTIAL

U-3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT U-I

TSYS® Designated SSL IP Addresses and Host/Domain Names

The following is an approved list of TSYS Designated SSL IP Addresses and Host/Domain Names which merchants may use to establish a trusted host relationship and/or validate firewall configurations.

1.	VitalNet™ SSL 1.0 (HTTPS)

Production—Primary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

Production- Secondary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]                             [***]

Production—Secondary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

Dedicated Test Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

2.	VirtualNetTM SSL 2.0 (Sockets/Enhanced SSL)

Production—Primary Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP address or addresses:

[***]

CONFIDENTIAL

U-4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Production—Secondary Gateways

Domain Name: [***]

URL (if applicable): [none]

Port: [***]

IP Addresses:

[***]

Dedicated Test Gateways

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

Domain Name: [***]

URL (if applicable): [***]

Port: [***]

IP Address:

[***]

CONFIDENTIAL

U-5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2nd AMENDMENT

CONFIDENTIAL

U-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

AMENDMENT 2

between

TRANSFIRST HOLDINGS, INC. (“COMPANY”)

and

TSYS ACQUIRING SOLUTIONS, L.L.C. (“TSYS”)

THIS SECOND AMENDMENT is made and entered by TSYS and COMPANY and shall be effective as of the first day of the month following execution by TSYS.

RECITALS

WHEREAS, TSYS and COMPANY entered into a Processing Services Agreement effective May 1, 2012 (“Agreement”) which included support for a [***] transaction product named [***];

WHEREAS, TSYS sent COMPANY an end-of-life notice for [***] that requires COMPANY to migrate all merchants to another solution by September 1, 2013;

WHEREAS, COMPANY has requested that TSYS extend the termination date for [***] for COMPANY from September 1, 2013 to December 1, 2013 (“Extended Service”);

WHEREAS, [***] is provided through a vendor and COMPANY acknowledges that without assistance from the vendor TSYS is unable to provide or support the Extended Service; and

WHEREAS, COMPANY acknowledges and agrees that the failure by the [***] vendor to provide all necessary assistance to TSYS shall nullify TSYS’ obligation to provide the Extended Service and result in the termination of [***] for COMPANY.

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

SCHEDULE OF CHANGES

Revised Section Reference	Revised Section Title	Revision	Page No.
Schedule of Exhibits	Schedule of Exhibits	Superseded and replaced in its entirety.	34
Exhibit K	[***]	Exhibit deleted in its entirety as of December 1, 2013.	K-l to K-12
N/A	N/A	Added additional terms and conditions.	See Attachment I

[Signature Page Follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, this amendment to the Agreement has been executed by TSYS and COMPANY effective the first day of the month following execution by TSYS.

TRANSFIRST HOLDINGS, INC.	TSYS ACQUIRING SOLUTIONS, L.L.C.

/s/ Stephen Cadden	/s/ Patty Vincent
Signature	Signature

Stephen Cadden	Patty Vincent
Printed Name	Printed Name

Chief Operating Officer	Chief Financial Officer
Title	Title

8/26/13	8/27/13
Date	Date

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Attachment I

FIRST

TSYS agrees to provide the Extended Service for COMPANY merchants processing through TSYS under the following terms and conditions:

1.	During the Extended Service period, COMPANY shall deconvert and migrate COMPANY’S merchants that utilize [***] through TSYS to another solution.

2.	The termination date for the Extended Service is December 1, 2013 and will not be extended. Any merchants that have not been migrated prior to December 1, 2013 will not be able to process [***] transactions through TSYS.

3.	Any failure by TSYS’ vendor to support or provide the Extended Service shall nullify TSYS’ obligations to support or provide the Extended Service,

4.	COMPANY will continue to pay TSYS in accordance with the terms and conditions of the Agreement for [***] during the Extended Service period.

5.	Any and all fines, penalties, or fees imposed on TSYS by the Card Associations specifically assessed as a result of COMPANY’S Merchants use of [***] after September 1, 2013 will be passed through to COMPANY and COMPANY shall pay such fines, penalties, or fees within thirty (30) days of the date written notice is sent by TSYS to COMPANY.

6.	TSYS will continue to provide first level help desk support to COMPANY’S [***] merchants; provided, however, COMPANY shall be obligated to support merchant requests related to WEX and Voyager after 2:30 PM (Pacific Standard Time) on August 30, 2013. Neither TSYS nor COMPANY shall board new merchants on [***].

7.	COMPANY ACKNOWLEDGES THAT UNTIL THE EARLER OF (I) THE END OF THE EXTENDED SERVICE, OR (II) UNTIL COMPANY MIGRATES ITS MERCHANTS OFF OF [***] THE EXTENDED SERVICE AND ANY SUPPORT THEREOF IS PROVIDED TO COMPANY ON AN “AS IS” BASIS. DURING THE EXTENDED SERVICE, COMPANY HEREBY WAIVES THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE RELATING TO [***]

8.	COMPANY acknowledges and agrees that the Extended Service will be offered without any Service Level obligations.

SECOND

During the Extended Service and until the earlier of (i) the end of the Extended Service or (ii) COMPANY’S migration of its merchants off of [***], COMPANY shall defend, indemnify, and hold harmless TSYS and its Affiliates, and the employees, officers, and directors of TSYS and its Affiliates (each an “Indemnified Party”) against any and all losses, costs, damages and expenses, including litigation expenses and reasonable attorneys’ fees, to which an Indemnified Party may be subjected or which it may incur in connection with any claims which

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

arise from or out of or as the result of COMPANY’S use of the [***] product if such loss is directly caused by the Extended Service and but for the Extended Service such liability would not have otherwise occurred.

[End of Attachment I]

SCHEDULE OF EXHIBITS

Exhibit	Description
Exhibit A	Authorization for ACH Payments
Exhibit A-I	Authorization for Agent BIN Usage
Exhibit A-II	ClientDirect User Start-Up Form
Exhibit B	Merchant Point- of- Sale Service Descriptions and Pricing
Exhibit B-I	Transaction Central, ePay and Saratoga
Exhibit B-II	VeriSign® Reseller Terms and Conditions
Exhibit C	Clearing and Settlement
Exhibit D	TSYS® e-Connections Service Descriptions and Pricing
Exhibit D-I	TSYS* e-Connections Services Terms of Use
Exhibit E	Boarding, Maintenance and XML
Exhibit F	TSYS* Payment Acceptance Applications
Exhibit G	Training, Consulting, and Documentation
Exhibit H	Intentionally Left Blank
Exhibit I	Intentionally Left Blank
Exhibit 1-1	Intentionally Left Blank
Exhibit J	Intentionally Left Blank
Exhibit J-I	Intentionally Left Blank
Exhibit K	[***] (Effective 12/01/13: Intentionally Left Blank)
Exhibit K-I	[***] Terms, Conditions, & Pricing (Effective 12/01/13: Intentionally Left Blank)
Exhibit K-II	[***] Partner Merchant Terms and Conditions (Effective 12/01/13: Intentionally Left Blank)
Exhibit L	Intentionally Left Blank
Exhibit M	Major Merchant – [***]
Exhibit M-I	Major Merchant – [***]
Exhibit N	Intentionally Left Blank
Exhibit O	Service Levels
Exhibit P	Intentionally Left Blank
Exhibit Q	Business Continuity Plan / Disaster Recovery
Exhibit R	Intentionally Left Blank
Exhibit S	Enhanced Discover Merchant Registration
Exhibit T	Intentionally Left Blank
Exhibit U	TSYS® Designated SSL IP Address Terms of Use
Exhibit U-I	TSYS® Designated SSL IP Addresses and Host Domain Names
Exhibit V	Intentionally Left Blank
Exhibit W	Termination Fee Schedule
Exhibit X	[***]
Exhibit X-I	TransFirst Pricing to [***]
Exhibit Y	ISO Revenue Share Program

[END OF SCHEDULE OF EXHIBITS]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3RD AMENDMENT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

AMENDMENT 3

between

TRANSFIRST HOLDINGS, INC. (“COMPANY”)

and

TSYS ACQUIRING SOLUTIONS, L.L.C. (“TSYS”)

THE PARTIES HEREBY AGREE that the Recitals and Schedule of Changes set forth below shall be incorporated into the Processing Services Agreement effective May 1, 2012 by and between TSYS and COMPANY (“Agreement”), such changes shall modify and supersede any conflicting provision contained in the Agreement or any prior revisions thereto. Furthermore, the Parties agree that the impacted pages shall be replaced in the Agreement so that the Agreement reflects the current version of all Articles, Exhibits, and Sections.

RECITALS

WHEREAS, TSYS has agreed to support PayPal, Inc. (“PayPal”) Payment Cards for PayPal In- Store Checkout Transactions for authorization and capture transaction processing services;

WHEREAS, COMPANY desires to enable COMPANY merchants to accept authorization and capture for PayPal In-Store Checkout Transactions submitted by COMPANY’S merchants;

WHEREAS, COMPANY agrees to comply with the PayPal Operating Regulations, PayPal Dispute Rules Manual, and TSYS Policies and Procedures related to the use of PayPal In-Store Checkout Transactions service.

SCHEDULE OF CHANGES

Revised Section Reference	Revised Section Title	Revision	Page No.
Section 10.3	Compliance with Laws and Regulations	Modified Section.	11

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

CONFIDENTIAL

1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, this amendment to the Agreement has been executed by TSYS and COMPANY effective the first day of the month following execution by TSYS.

TRANSFIRST HOLDINGS, INC.	TSYS ACQUIRING SOLUTIONS, L.L.C.

/s/ Stephen Cadden	/s/ Patty Vincent
Signature	Signature

Stephen Cadden	Patty Vincent
Printed Name	Printed Name

COO	CFO
Title	Title

11/26/13	12/4/13
Date	Date

CONFIDENTIAL

2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Attachment I

to Section 19.2, at which time COMPANY would be subject to the pricing provisions of Section 9.8(a) above.

10.0	WARRANTIES

10.1. TSYS Warranties.

(a) Warranty of Services. TSYS warrants that the Services, including the selection and use of facilities, equipment, machines, personnel, custody and safekeeping of materials, information or data, shall be rendered in a commercially reasonable manner in accordance with the generally accepted industry practices and procedures used in performing services like the Services (“Standard of Care”).

(b) Authorization. TSYS represents and warrants that (i) it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder; (ii) the entering into and carrying out of the terms and conditions of this Agreement will not violate or constitute a breach of any obligation binding upon TSYS; and (iii) TSYS has full power and authority to grant the rights granted by this Agreement to COMPANY with respect to the Services and related work product without the consent of any other Entity.

(c) Relationship and Subcontractors. TSYS represents and warrants that: (i) it is an independent contractor and neither it nor any of the TSYS Personnel assigned to provide services to COMPANY under this Agreement will be, or be deemed to be for any purpose, an employee or agent of COMPANY; (ii) it or its subcontractors are solely responsible for complying with all laws, rules and regulations of any governmental authority having appropriate jurisdiction relating to such employment as described herein including immigration, taxation, worker compensation, and unemployment compensation; and (iii) COMPANY has no obligation to provide benefits to TSYS Personnel. TSYS further represents and warrants that it has not and will not in the future bestow any preferential benefits or treatment upon any COMPANY employees as an inducement to executing this Agreement or in relation to the Agreement.

(d) Disclaimer. EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THIS AGREEMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, NATURE OR DESCRIPTION, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.2. COMPANY Warranty. COMPANY represents and warrants that: (i) it is not a party to any other agreement which would hinder its ability to perform its obligations hereunder; (ii) the entering into and carrying out of the terms and conditions of this Agreement will not violate or constitute a breach of any obligation binding upon COMPANY; and (iii) COMPANY has full power and authority to grant the rights granted by this Agreement to TSYS with respect to the Services and related work product without the consent of any other Entity.

10.3. Compliance with Laws and Regulations. Each Party is solely responsible for maintaining compliance with applicable Visa®, MasterCard®, Discover®, American Express®, PayPal™, National Automated Clearing House Association (“NACHA”), and any other applicable network bylaws and operating regulations, including security standards, PCI Data Security Standards (“PCI DSS”), federal, state, and local laws and regulations relating to the Services, including federal regulations relating to 1RS reporting, (collectively, “Law & Regulations”) and TSYS’ procedures (as may be modified by TSYS at its sole discretion provided such modifications apply to all customers and do not alter the terms or conditions of this Agreement) reasonably required to perform the Services; provided, however, TSYS will provide such procedures to COMPANY in writing and will provide reasonable notice to COMPANY of any such modifications to such procedures.

CONFIDENTIAL

11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Attachment I

4th AMENDMENT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

AMENDMENT 4

between

TRANSFIRST HOLDINGS, INC. (“COMPANY”)

and

TSYS ACQUIRING SOLUTIONS, L.L.C. (“TSYS”)

THE PARTIES HEREBY AGREE that the Recitals and Schedule of Changes set forth below shall be incorporated into the Processing Services Agreement effective May 1, 2012 by and between TSYS and COMPANY (“Agreement”), such changes shall modify and supersede any conflicting provision contained in the Agreement or any prior revisions thereto.

RECITALS

WHEREAS, TSYS and COMPANY agreed to extend the termination date for [***] from September 1, 2013 to December 1, 2013 (“Extended Service”); and

WHEREAS, COMPANY has requested an extension to the termination date of the Extended Service from December 1, 2013 until the earlier of (i) COMPANY’s migration of its merchants off of [***], or (ii) January 6, 2014.

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, shall remain in full force and effect without modification.

SCHEDULE OF CHANGES

Revised Section Reference	Revised Section Title	Revision	Page No.
N/A	N/A	Added Terms and Conditions.	See Attachment

IN WITNESS WHEREOF, this amendment to the Agreement has been executed by TSYS and COMPANY effective December 1, 2013.

CONFIDENTIAL 1	11.21.13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

TRANSFIRST HOLDINGS, INC.	TSYS ACQUIRING SOLUTIONS, L.L.C.

/s/ Steven Cadden	/s/ David Wood
Signature	Signature

Steven Cadden	David Wood
Printed Name	Printed Name

COO	EVP/COO
Title	Title

11/27/13	12/12/13
Date	Date

CONFIDENTIAL

Approved: TransFirst              TSYS

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Attachment I

FIRST

TSYS agrees to extend the Extended Service for COMPANY merchants processing [***] transactions through TSYS until the earlier of (i) COMPANY’s migration of its merchants off of [***]; or (ii) January 6, 2014.

[End of Attachment

CONFIDENTIAL

Approved: TransFirst              TSYS

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

5th AMENDMENT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

AMENDMENT 5

between

TRANSFIRST HOLDINGS, INC. (“COMPANY”)

and

TSYS ACQUIRING SOLUTIONS, L.L.C. (“TSYS”)

THE PARTIES HEREBY AGREE that the Recitals and Schedule of Changes set forth below shall be incorporated into the Processing Services Agreement effective May 1, 2012 by and between TSYS and COMPANY (“Agreement”), such changes shall modify and supersede any conflicting provision contained in the Agreement or any prior revisions thereto. Furthermore, the Parties agree that the impacted pages shall be replaced in the Agreement so that the Agreement reflects the current version of all Articles, Exhibits, and Sections.

SCHEDULE OF CHANGES

Revised Section Reference	Revised Section Title	Revision	Page No.
Exhibit C - Section 1.5	Clearing and Settlement Services Monthly Minimum	Removed Section.	C-2

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this Amendment to the Agreement has been executed by TSYS and COMPANY effective the first day of the month following execution by TSYS.

TRANSFIRST HOLDINGS, INC.	TSYS ACQUIRING SOLUTIONS, L.L.C.

Signature: /s/ Stephen Cadden	Signature: /s/ Patty Vincent
Printed Name: Stephen Cadden	Printed Name: Patty Vincent
Title: Chief Operating Officer	Title: Chief Financial Officer
Date: 4/2/14	Date: 4/15/14

CONFIDENTIAL

1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Exhibit C

Clearing and Settlement

1.	Processing Services

1.1.	Merchant Account on File

Tier	Monthly Accounts	Price	Applies to
1	[***]	$[***]	[***]
2	[***]	$[***]	[***]
3	[***]	$[***]	[***]

1.2.	Transactions Fees

Item	Per	Fee
Incoming Transaction	Per Transaction	$[***]
Clearing and Settlement Transactions NB1	Per Transaction	See Section 1.2,1 below
Merchant Deposit Transaction	Per Transaction	$[***]
Non-bankcard Outclearing NB2	Per Month	See Section 2.3.4
Chargeback & Retrieval Cross Reference	Per Outgoing Transaction	$[***]

N.B.1	Clearing and settlement transactions fees are assessed on all credit, debit, EBT and check transactions.
N.B.2	This is a monthly fee charged in addition to the outgoing transaction fee.

1.2.1.	Clearing and Settlement Transactions Fees

Clearing and Settlement Transactions Fees are assessed on all credit, debit, EBT and check transactions.

Tier	Monthly	Price	Applies To
1	[***]	$[***]	[***]
2	[***]	$[***]	[***]
3	[***]	$[***]	[***]

1.3.	Data Retention Services

Item	Per	Fee
Previous Deposits Online	Per Merchant Per Month	$[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

1.4.	Enhanced Merchant Account System (“MAS”) Statement Services

TSYS offers a basic statement of services or a customized statement of services for the monthly accounting of the merchant’s transaction activity. Basic statements are presented in a generic format with no customization of content or layout. Customized statements can be tailored to COMPANY’S specifications in both appearance and content by choosing from TSYS’ design options. TSYS’ advanced messaging services are available only with the customized statement. COMPANY can elect to use the basic statement or customized statement at the TSYS Bank ID level.

1.4.1.	Enhanced MAS Statement – Basic

Item	Per	Fee
Merchant Statement	Per Statement	$[***]
Chain Summary Statement	Per Statement	$[***]

1.4.2.	Enhanced MAS Statement – Customized

Within each Bank ID, COMPANY may select specific merchants to receive customized statements; however, TSYS will invoice all Bank ID activity at the customized rate.

Item	Per	Fee
Merchant Statement	Per Statement	$[***]
Chain Summary Statement	Per Statement	$[***]
Custom Template Design N.B.1 N.B.2	Per Hour	[***]
Custom Template Development N.B.3 N.B.4	Per Hour	$[***]

N.B.1	COMPANY may submit to TSYS a custom template or request that TSYS design a template.
N.B.2	If requested to design a template, TSYS at it’s sole discretion may do so internally or through an external entity.
N.B.3	COMPANY may customize the merchant statement, including changing and/or adding the layout, branding, charts and/or graphs, data inclusion and/or exclusion, logos, etc.
N.B.4	Any custom template designed for COMPANY may be used for any Bank ID without incurring an additional design fee.

1.4.3.	Advanced Messaging Services

To enable this functionality, COMPANY must activate the selected Bank ID for the services set forth in Section 1.4.2 above.

Item	Per	Fee
Advanced Messaging Services—Query	Per Query N.B.1	$[***]
Advanced Messaging Services—Message	Per Message	$[***]
Advanced Messaging Services—Billboard	Per Billboard	$[***]
Advanced Messaging Services – Printsert N.B.2 N.B.3	Per Printsert	$[***]
Advanced Messaging Services – Letter N.B.4	Per Letter	[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

N.B.l	A query is defined as a collection of key data elements to enable selective targeting of a specific message.
N.B.2	COMPANY will be charged for each message, billboard or printsert triggered per merchant statement.
N.B.3	The message, billboard and printsert messages will be generated on the same paper stock as the merchant statement.
N.B.4	Non-selective or selective customized letters printed and mailed to the merchant in addition to the merchant, statement.

1.4.4.	Enhanced Statement Inserting

TSYS will manually enclose with the merchant statement inserts from a source outside of TSYS, i.e., from COMPANY or a third party. This service may be used with either basic or customized statements.

Item	Per	Fee
Merchant Statement Inserting—Non-Selective	Per Insert	$[***]
Merchant Statement Inserting—Selective	Per Insert	$[***]
Merchant Statement Inserting—Selective, Surcharge	Per Job	$[***]

1.5.	Intentionally Left Blank

2.	File Feeds and Transmission Services

2.1.	Terms and Conditions

File transmissions, including reporting or other compilations derived therefrom, are for COMPANY’S internal use only. Delivery or distribution of any file transmissions, including reporting or other compilations derived therefrom, to third parties is strictly prohibited unless approved in writing by TSYS. COMPANY may not reproduce the file feed except as expressly permitted in writing by TSYS.

In the event COMPANY utilizes TSYS’ e-Connections product and discontinues such use at any time during the Initial Term or any Renewal Term, TSYS reserves the right to modify the pricing for file transmissions upon thirty (30) days written notice to COMPANY.

File specifications are available upon request. The prices quoted in this exhibit are per Bank ID / transmission. In the event COMPANY requests a file transmission for multiple Bank IDs, COMPANY will be charged separately for each file transmission. Transmission of the same file transmission to multiple end-points will be charged separately.

2.2.	File Transmission Pricing

2.2.1.	Set-up Fees

Item	Per	Fee
One-time Set-up Fee	Per File Transmission	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.2.2.	Monthly Fees

Tier	Monthly Kilobytes	Price, Per Month	Applies To
1	[***]	[***]	[***]
2	[***]	[***]	[***]

2.3.	Raw Data Files

2.3.1.	Merchant Information Files

File Name	Daily Report	Monthly Report
Merchant Information	X	X
Month End Extract	N/A	X

2.3.2.	Billing Information Files

File Name	Daily Report	Monthly Report
NACHA	X	X
ACH (Direct to Fed)	X	X
ACH – Sunday*	N/A	N/A
Daily Detail File (DDF)	X	N/A
DDN File	X	N/A
General Ledger	X	N/A
Visa Downgrades**	X	N/A
MasterCard Downgrades**	X	N/A
Discover Downgrades**	X	N/A

*	There is no ongoing charge for Sunday-only delivery.
**	For this file transmission, the corresponding service in Section 3.2 must also be purchased.

2.3.3.	Miscellaneous Files

File Name	Daily Report	Monthly Report
Charge and Retrieval	X	N/A
Worked Chargeback	X	N/A
Incoming Worked Chargeback	X	N/A
Reject	X	N/A

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.3.4.	Non-Bankcard Outclearing

File Name	Daily Report	Monthly Report
JCB Clearing	$[***]	N/A
AMEX Clearing	$[***]	N/A

2.4.	Formatted Files

Files contained in this Section are in tab delimited format which provides increased functionality in transferring / importing data from one application to another and is compatible with standard spreadsheet programs.

2.4.1.	Merchant Information Files

File Name	Daily Report	Monthly Report
Merchant Detail Information	X	X
Association Group Detail Information	X	N/A
Address	X	X
e-Mail Address	X	X
Terminal Information	X	N/A
Free Text	X	N/A
Memo Lines	X	N/A

2.4.2.	Billing Information Files

File Name	Daily Report	Monthly Report
Charge File	X	X
Card Plan Specific Information	X	X
BET Rate Information	X	X

2.4.3.	Authorization and Capture Files

File Name	Daily Report	Monthly Report
Authorization Exceptions	X	N/A
Authorization Detail File (ADF) Copy	X

2.4.4.	ACH Files

File Name	Daily Report	Monthly Report
ACH Suspended Work	X	N/A
ACH Prenote Log	X	N/A
ACH Exceptions	X	N/A
ACH 310	X	X

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.4.5.	Volume and Profitability Files

File Name	Daily Report	Monthly Report
Authorization Detail	X	N/A
ECC Detail	X	N/A
Data Capture Detail	X	N/A
Interchange Detail	X	N/A
Individual Card Plan Detail	X	N/A
Plan Summary Detail	X	N/A
System — Generated Detail	X	N/A
Debit Detail	X	N/A
EBT Detail	X	N/A
Merchant Billing Debit Detail	X	N/A

2.4.6.	Reporting and Statement Transmissions

File Name	Daily Report	Monthly Report
RMS Transmissions*	X	X
Statement Transmission**	N/A	X

*	Also available for quarterly and annual delivery.

Option A.

**	Per Kilobyte pricing for AFP, XML, and PDF formats; file sizes may vary by format and use of graphics.

Option B.

**	AFP format, per file; pricing for XML and PDF formats available upon request.

2.4.7.	Miscellaneous Files

File Name	Daily Report	Monthly Fee For Monthly Report
Batch Account Load (BAL) Process Results File*	X	N/A
MOTO e-Commerce	N/A	X
Miscellaneous Charge File	X	N/A
Custom Files	Per Quote	Per Quote

*	For this file transmission, the corresponding service in Section 3.2 must also be purchased.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.	Optional Merchant Services

3.1.	Terms and Conditions

The prices quoted in this section are per Bank ID/transmission. In the event COMPANY requests a service for multiple Bank IDs, COMPANY will be charged separately for each Bank ID.

3.2.	Services

Services	Set-up Fee	Monthly Fee Per Bank ID (1 - 4 Bank IDs)	Monthly Fee Per Bank ID (5+ Bank IDs)
Visa Downgrades*	[***]	[***]	[***]
MasterCard Downgrades*	[***]	[***]	[***]
Discover Downgrades	[***]	[***]	[***]
Daily Discount	[***]	[***]	[***]
Daily Interchange	[***]	[***]	[***]
Suspense Funding	[***]	[***]	[***]
Excessive Credit Monitoring	[***]	[***]	[***]
Excessive Transaction Amounts	[***]	[***]	[***]
Excessive Credits and Transaction Amounts Bundle	[***]	[***]	[***]
Batch Account Load (BAL)**	[***]	[***]	[***]

*	This service must be purchased if the corresponding billing information file is utilized as set forth in Section 2.3.2 above.
**	This service must be purchased if utilizing Batch Account Load files as set forth in Section 2.4.7 above.
***	See Section 3.3 for Excessive Credits and Transaction Amounts descriptions and bundle pricing terms.

3.3.	Excessive Credits and Excessive Transaction Amounts

3.3.1.	Excessive Credit Monitoring

The Excessive Credits product provides COMPANY the ability to reject deposit batches when specified thresholds for credits within a batch are exceeded.

Excessive Credits Functionality
Bank Level Parameters	Number of Credit Items in a Batch
Amount of Credit Items in a Batch
Credit Amount of Net Deposit
Merchant Level Bypass Flag
Deposit Batch Rejects	When Thresholds are Met or Exceeded
Review Rejected Batch	Through Online reject system- Maintain Reject Activity (“MRA”)

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

3.3.2.	Excessive Transaction Amounts

The Excessive Transaction Amounts product provides COMPANY the ability to set parameters to reject individual sale or credit transactions when specified amount thresholds are exceeded.

Excessive Transaction Amounts Functionality
Bank Level Thresholds	Amount of Individual Sales Transaction
Amount of Individual Credit Transaction
Merchant Level Bypass Flag
Individual Transaction Rejects	When Specified Thresholds are Met or Exceeded
Review Rejected Transaction	Through the online reject system—MRA

3.3.3.	Excessive Credit and Transaction Amounts Bundle Terms

The Excessive Credits and Transaction Amounts Bundle include both the Excessive Credits product as set forth in Section 3.3.1 and the Excessive Transaction Amounts product as set forth in Section 3.3.2. The Excessive Credits and Transaction Amounts Bundle pricing listed in Section 3.2 shall only apply if both services are implemented within six (6) months of the effective date of this Amendment. For purposes of clarity, in the event that COMPANY does not implement both services within six (6) months of the effective date of this Amendment and then later implements both services, the Excessive Credit and Transaction Amounts Bundle pricing shall not be applied retroactively.

4.	Reporting and Archiving Services

4.1.	Report Management System (RMS)

The Reports Management System (RMS) is a means of receiving merchant and accounting reports within the clearing and settlement system. RMS is used to define rules for generating, packaging, and distributing the reports. Reports are available in the media types listed below.

Item	Per	Fee
RMS / Online Viewing N.B.1	Per Soft Copy Line	$[***]
RMS / Printed Report	Per Printed Page	$[***]
Monthly RMS Transmission	Per Month, Per Transmission	See Section 2.4.6

N.B.1	Reports are available in standard format for four (4) business days.

4.2.	CD ROM Reports

4.2.1.	CD Startup Fee

This is a one-time charge for the standard CD set-up, including indexing and testing.

Item	Per	Fee
CD Startup Fee	Per Individual Viewing License	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.2.2.	Production Cost per Page

The monthly production cost fee will be predicated upon the total number of pages processed for the applicable month.

Tier	Monthly	Price	Applies to
1	[***]	$[***]	[***]
2	[***]	$[***]	[***]

4.2.3.	CD Change Fee

CD changes include indexing, creating automation scripts, testing, or any changes requested via the TS-Rom Change Order Form.

Item	Per	Fee
CD Change Fee	Per Hour	$[***]

4.2.4.	Disc Duplication

Number of Discs	Time Frame	Price
Each Duplicate	Time of Processing	$[***]
Each Duplicate	After 90 days	$[***]

4.2.5.	CD ROM Requirements

4.2.5.1	COMPANY must complete both the DXR Subscription Viewing License Request form and the Encryption Request document before TSYS will start the project.

4.2.5.2	COMPANY must report any errors on the CD within two (2) weeks of receiving the CD. If an error is reported after the two (2) week time frame, a disc duplication fee will be imposed. The disk containing the error must be returned to TSYS within thirty (30) days.

4.3.	Digital Document System

4.3.1.	Digital Document System

The Digital Document System allows data / reports to be automatically processed and made available for viewing in their original format. Data / reports are indexed for identification and stored for secure online retrieval through a standard web browser. The Digital Document System is hosted at TSYS and users may access electronic documents stored at TSYS through the Digital Document System’s browser-based user interface.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Item	Per	Fee
Initial Start-up Fee N.B.1	Per Initial Set-up	$[***]
Monthly Minimum N.B.2	Per Month	$[***]

N.B.1	For customized implementation that falls outside of what is deemed to be the standard, TSYS reserves the right to alter the above startup fee. TSYS further reserves the right to evaluate customization requests before committing to implement them.
N.B.2	COMPANY agrees to a minimum utilization of the Digital Document System services whereby the total monthly billings shall meet or exceed at least [***] per month. In the event that monthly utilization fails to equal billings that result in this amount, the shortfall amount shall be billed by TSYS and payable within thirty (30) days.

4.3.2.	Digital Document System ? Access

The fee for access is applied for end-user online access and retrieval of documents. This tiered fee structure is assessed per the total number of concurrent Logon IDs for the Digital Document System browser-based application.

Tier	Total Number of Concurrent Logon IDs	Monthly Fee	Applies To
1	[***]	$[***]	Price if total number of concurrent users falls in this tier.
2	[***]	$[***]	Price if total number of concurrent users falls in this tier.
3	[***]	$[***]	Price if total number of concurrent users falls in this tier.
4	[***]	$[***]	Price if total number of concurrent users falls in this tier.
5	[***]	$[***]	Price if total number of concurrent users falls in this tier.
6	[***]	[***]	Price if total number of concurrent users falls in this tier.

N.B.1	The fee structure is applied based on the total number of concurrent Logon IDs. For example, for twelve (12) concurrent Logon IDs the monthly fee would be [***].

4.3.3.	Digital Document System ? Processing

The fee for processing is applied for the online receipt and the reconfiguration of the source data into a usable format as defined by the subscriber. This tiered fee structure is assessed monthly per page processed by the Digital Document System.

Tier	Total Number of Concurrent Logon IDs	Monthly Fee	Applies To
1	[***]	$[***]	Price for each page if monthly volume processed falls in this tier.
2	[***]	$[***]	Price for each page if monthly volume processed falls in this tier.
3	[***]	$[***]	Price for each page if monthly volume processed falls in this tier.
4	[***]	$[***]	Price for each page if monthly volume processed falls in this tier.

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.3.4.	Digital Document System – Storage

The fee for storage is applied for the storage of online documents for future retrieval by end-users of the Digital Document System. This tiered fee structure is assessed monthly per page stored on the Digital Document System cumulatively.

Tier	Total Number of Concurrent Logon IDs	Monthly Fee	Applies To
1	[***]	$[***]	Price for each page if cumulative monthly storage volume falls in this tier.
2	[***]	$[***]	Price for each page if cumulative monthly storage volume falls in this tier.
3	[***]	$[***]	Price for each page if cumulative monthly storage volume falls in this tier.
4	[***]	$[***]	Price for each page if cumulative monthly storage volume falls in this tier.
5	[***]	$[***]	Price for each page if cumulative monthly storage volume falls in this tier.

4.3.5.	Digital Document System – CD & DVDs

Item	Per	Fee
Digital Document System – CD	Per CD	$[***]
Digital Document System – DVD	Per DVD	$[***]

5.	Optional Accounting Services

5.1.	Additional Storage of MRA Rejects

Number of Days	Set-up Fee (per Bank ID)	Monthly Fee (per Bank ID)
1 – 5 Days	[***]	[***]
6 – 10 Days	$[***]	$[***]
11 – 15 Days	$[***]	$[***]
16 – 20 Days	$[***]	$[***]
21 – 28 Days	$[***]	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

6.	Conversion Services

6.1.	Client Development Services – Merchant

6.1.1.	Merchant Bank Conversion / Start-up Fee

Item	Fee
Merchant Bank Conversion—Initial Start-up Fee, with conversion N.B.1	$[***]
Merchant Bank Conversion—Initial Start-up, no conversion N.B.2	$[***]

N.B.1	Applicable if conversion from an alternate processor, including conversion of merchant history onto the TSYS clearing and settlement platform.
N.B.2	Applicable if no merchant bank conversion as described in N.B. 1 above.

6.1.2.	Merchant Account Masterfile Conversion

A merchant bank conversion requires a minimum of two thousand (2,000) accounts.

Item	Per	Fee
Merchant Account Masterfile Conversion	Per Account	$[***]
Merchant Account Masterfile History Conversion	Per Account	$[***]

6.1.3.	Design, Development and Coding for Client System Customizations

Item	Per	Fee
Design, Development and Coding	Per Quote	[***]

N.B.1	Charges are based on standard TSYS system and programming fees.

6.1.4.	Conversion Notes

Travel, lodging, transportation, out of pocket expenses for TSYS conversion and training personnel are considered a COMPANY cost in addition to any fees.

7.	Other Items

7.1.	Custom Transmission, Code or Projects

All fees included in this exhibit are based on TSYS’ standard product offering. Any rush request, custom transmission, code or projects requested will be priced on a per-quote basis.

7.2.	Envelopes

TSYS passes through charges for envelopes.

Item	Per	Fee
Universal Envelope with Permit	Per Envelope	$[***]
Universal envelope without permit	Per Envelope	$[***]
Do Not Forward envelope	Per Envelope	$[***]
Forwarding address correction request	Per Envelope	$[***]
Return envelope	Per Envelope	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

7.3.	Postage

TSYS passes through charges for postage.

Item	Per	Fee
USPS	Postal Rate Per Item	[***]
Non- USPS (e.g. UPS, FedEx, etc.)	Shipping Rate Per Item	[***]

7.4.	Back End – Connectivity Options

7.4.1.	Data Line

Item	Per	Fee
Estimated One-time Installation	Per Installation	$[***]
Estimated Monthly Data Line Fee	Per Data Line, Per Month	$[***]*

*	Based on distance, number required, line size, and drop points, etc.

7.4.2.	Connect Enterprise

File transmissions(s) can be delivered via Connect Enterprise to a Mailbox(s) on the TSYS System. COMPANY or the endpoint must pull the file(s) from the mailbox(s) via Secure FTP. This service is not suitable for clients or endpoints receiving more than 50MB of data per day mailbox.

Item	Per	Fee
Connect Enterprise Mailbox Set-up Fee	Per Setup	$[***]
Connect Enterprise Mailbox Monthly Fee	Per Mailbox	$[***]

7.4.3.	Base II Pricing

Item	Per	Fee
Base II	Per Transaction	$[***]

CONFIDENTIAL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

PROCESSING SERVICES AGREEMENT

AMENDMENT 6

between

TRANSFIRST HOLDINGS, INC. (“COMPANY”)

and

TSYS ACQUIRING SOLUTIONS, L.L.C. (“TSYS”)

THE PARTIES HEREBY AGREE that the Recitals and Schedule of Changes set forth below shall be incorporated into the Processing Services Agreement effective May 1, 2012 by and between TSYS and COMPANY (“Agreement”), such changes shall modify and supersede any conflicting provision contained in the Agreement or any prior revisions thereto. Furthermore, the Parties agree that the impacted pages shall be replaced in the Agreement so that the Agreement reflects the current version of all Articles, Exhibits, and Sections.

Revised Section Reference	Revised Section Title	Revision	Page No.
Exhibit L	Statement of Work—Amex OptBlue Program Implementation	Added Exhibit	L-1 to L-6

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this amendment to the Agreement has been executed by TSYS and COMPANY effective the first day of the month following execution by TSYS.

TRANSFIRST HOLDINGS, INC.	TSYS ACQUIRING SOLUTIONS, L.L.C.

/s/ Stephen Cadden	/s/ Patty Vincent
Signature	Signature

Stephen Cadden	Patty Vincent
Printed Name	Printed Name

COO	CFO
Title	Title

8/13/14	8/18/14
Date	Date

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT L

TRANSFIRST HOLDINGS, INC.

Statement of Work

For

Amex Optblue Program Implementation

August 12, 2014

Statement of Work (“SOW”)

This Statement of Work (“SOW”) is entered into by TSYS Acquiring Solutions, L.L.C. (“TSYS”) and TransFirst Holdings, Inc. (“COMPANY”). The tasks to be performed by TSYS and COMPANY are defined and an estimated schedule is provided.

The following are incorporated in and made a part of this SOW:

•	“Appendix A. SOW Change Control Procedure”

•	“Appendix B. SOW Change Request Form”

1. SOW Changes

Changes to this SOW will be processed in accordance with the procedure described in “Appendix A. SOW Change Control Procedure.”

The review and the implementation of changes may result in modifications to the SOW Estimated Schedule, SOW Charges, and/or other terms of the SOW.

2. SOW Scope

The scope of this SOW is to document the development and platform modifications to be performed by TSYS to enable COMPANY to authorize transactions received pursuant to the American Express “OptBlue” program (“Amex OptBlue”) in an accurate and complete manner.

3. Key Assumptions

This SOW and TSYS’ estimates to perform the SOW are based on the following key assumptions:

1.	Each party will adhere to this SOW’s contents and timelines.

2.	COMPANY request for changes to this document, after it is agreed to by both parties, will follow a project change request process with associated sizing, contractual updates and new timelines considerations.

3.	COMPANY has requested directly from American Express access to the Amex OptBlue Program, and American Express has granted such access to COMPANY.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.	This SOW only covers the implementation of the Amex OptBlue Program at the COMPANY and BIN levels. It does not cover any implementation of the Amex OptBlue Program at the merchant level.

4. TSYS Responsibilities

The following identifies the TSYS’ obligations for this SOW only:

1.	TSYS will provide an implementation manager.

2.	Update the TSYS front-end systems with the Amex OptBlue participant indicator and COMPANY’S Participant CAP Number at the BIN level.

3.	Receive a daily file from COMPANY describing all OptBlue Merchants. File: Sponsored Merchant File.

4.	Send a response file to COMPANY acknowledging the Sponsored Merchant File and/or any errors processing the Sponsored Merchant File.

5.	Extract the Data 43 Fields from Sponsored Merchant File and load into MMS.

6.	Add five (5) fields to the MMS database as follows:

a.	Seller ID

b.	Seller DBA

c.	Seller Address

d.	Seller Phone Number

e.	Seller Email

7.	Enable MMS to update Host Application(s).

8.	Enable Host systems to augment the Auth Message with the required Data 43 Field(s).

9.	Default Amex OnePoint Flag to “Yes”.

10.	Once the SOW has been completed, ongoing support for routine Amex OptBlue matters will transition to COMPANY’S Client Operations Manager (“COM”) at TSYS.

5. COMPANY Responsibilities

The following identifies COMPANY’S obligations for this SOW only:

1.	COMPANY will provide an implementation manager.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.	COMPANY must obtain approval from American Express to participate in the Amex OptBlue Program; COMPANY must contact American Express directly for such approval.

3.	COMPANY is responsible for the certification process. COMPANY shall provide the Participant CAP Number to the assigned TSYS project implementation manager.

4.	COMPANY will update Sponsored Merchant File, Filler Field 31 to contain FE information (e.g. FE BIN, TSYS FE MID). The data must be right justified in the last bytes of the data field.

5.	COMPANY will send a daily file to TSYS, Sponsored Merchant File.

6.	COMPANY will receive response file from TSYS regarding the Sponsored Merchant File.

7.	COMPANY will supply the Industry SE# in the SE# number field in MMS when building Net New Merchants/Terminals.

8.	COMPANY will supply/update the record in MMS for their Non-Accepting Base and ESA Conversions:

a.	Add Industry SE # to SE # number field.

9.	COMPANY is responsible for following American Express operating regulations and guidelines, including the use of current file specifications.

6. TSYS and COMPANY Mutual Responsibilities

The following identifies the parties’ obligations for this SOW only:

1.	Conduct reviews as needed or requested by either party during the time frames established in Section 8.

7. SOW Completion Criteria

TSYS shall have fulfilled its obligations under this SOW at the earliest of:

1.	The date COMPANY notifies TSYS, in writing, that further services are not required;

2.	Project end date; or

3.	October 17, 2014.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

8. SOW Estimated Schedule

The following reflects an estimated timeline to achieve Project completion:

COMPANY provides fully executed SOW:	TBD*
TSYS updates system of record:	TBD*
Complete Project based upon approved project plan:	10/17/14

*	TBD after American Express gives COMPANY approval to participate in the Amex OptBlue program. The actual Amex OptBlue Program enablement plan will be generated after the SOW has been approved and resources are assigned.

9. SOW Charges

1.	TSYS will support the program as detailed within the SOW in exchange for the fees outlined below:

Amex OptBlue Program Implementation Fee	$	[	***]

2.	Applicable federal, state, and local taxes are included in the charges.

3.	Additional services may be added in accordance with Section 1 “SOW Changes”.

4.	The Amex OptBlue Program Implementation fee shall be assessed upon completion of the project as defined in Section 7 above.

10. General Terms

1.	Developments. Any services, technology, processes, methods, software and/or enhancements to the TSYS system used or developed pursuant to this SOW, (collectively, the “Developments”), whether developed solely by TSYS or jointly by TSYS and COMPANY or any other party, including any Developments requested, suggested, or paid for by COMPANY, shall be the sole property of TSYS and shall not be considered “works made for hire”. COMPANY shall not acquire any ownership right, Intellectual Property Rights, claim or interest in the TSYS system or in any Developments. COMPANY retains ownership rights, Intellectual Property Rights, claims and interest in COMPANY’S data and instructions.

2.	Third-Party Systems. To the extent COMPANY performs any services itself or retains third parties to do so, COMPANY shall be solely responsible for obtaining from owners of third party systems, and paying for, any licenses or agreements that are necessary in order for the TSYS system to interface with such third party system.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

11. Designated Contacts

The following shall be the Designated Contacts for this SOW.

TRANSFIRST HOLDINGS, INC.		TSYS ACQUIRING SOLUTIONS, L.L.C.

Address	540 LBJ Freeway, Ste. 900 Dallas, TX 75240	Address	8320 S. Hardy Dr. Tempe, AZ 85284

Project Management
Name	Nathalie Worley	Name	Sushi Ramon
Phone	303-625-8126	Phone	480-333-7713
Fax	N/A	Fax	N/A
e-mail	NWorley@transfirst.com	e-mail	SRamon@tsys.com
Statement of Work Changes
Name	Lindsay Hudson	Name	Legal Department
Phone	214-453-7728	Phone	480-333-7455
Fax	214-453-7739	Fax	480-333-8617
e-mail	LHudson@transfirst.com	e-mail	acq-legal@tsys.com
Project Issue Escalation
Name	Steve Cadden	Name	Nathan Cedor
Phone	303-625-8790	Phone	480-333-7817
Fax	N/A	Fax	480-333-8817
e-mail	SCadden@transfirst.com	e-mail	NCedor@tsys.com

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

APPENDIX A. SOW Change Control Procedure

The following provides a detailed procedure to follow if a change to this SOW is required:

•	A SOW Change Request (“CR”) is the vehicle for communicating change. The CR must describe the change, the rationale for the change and the effect the change will have on the SOW;

•	The Designated Contact of the requesting Party will review the proposed change and determine whether to submit the request to the Designated Contact of the other Party;

•	Both Designated Contacts will review the proposed change and approve it for further review or reject it. The review will determine the effect that the implementation of the CR will have on price, schedule and other terms and conditions of the SOW;

•	Both Designated Contacts must agree in written CR to authorize the implementation of the approved changes and the CR must be signed by authorized representatives of COMPANY and TSYS; and

•	A sample SOW Change Request Form is attached as Appendix B.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

APPENDIX B. SOW Change Request Form

TSYS and COMPANY agree to modify the SOW referenced below and any applicable terms as follows:

•	Change Number:

•	Project Name:

•	Description of Change: In response section below please detail any applicable changes with regard to hours, resources, timing, scope etc. in relation to the original SOW.

•	Requested by:

•	Date Requested:

•	All other terms and conditions of the SOW will remain unchanged.

•	This offer will expire if not executed by mm/dd/yy.

Response:

Total fees shall not exceed $            without an approved change order signed by COMPANY.

Each party agrees that the complete agreement between us about these Services consists of 1) this Change Request, and 2) the referenced SOW.

Agreed to: TRANSFIRST HOLDINGS, INC. Authorized Signature Print Name Title Date	Agreed to: TSYS ACQUIRING SOLUTIONS, L.L.C. Authorized Signature Print Name Title Date